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         FLEXIBLE PURCHASE PAYMENT MODIFIED GUARANTEED ANNUITY CONTRACTS
                      Supporting Guaranteed Period Options
                                    Issued by
                        NATIONWIDE LIFE INSURANCE COMPANY
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                            Telephone: 1-800-848-6331
                The date of this prospectus is February 14, 2001.


THIS PROSPECTUS SHOULD BE READ CAREFULLY AND MAINTAINED FOR FUTURE REFERENCE. SUMMARY INFORMATION

This prospectus describes Flexible Purchase Payment Modified Guaranteed Annuity Contracts supporting investment options referred to as Guaranteed Period Options, offered by Nationwide Life Insurance Company ("Nationwide").

Guaranteed Period Options provide for guaranteed interest rates to be credited over specified durations (referred to as "Guaranteed Periods"). Three (3), four
(4), five (5), six (6), seven (7), eight (8), nine (9), and ten (10) year Guaranteed Period Options are available. The minimum amount that may be allocated to a Guaranteed Period Option is $1,000. An interest rate determined by Nationwide ("Specified Interest Rate") is guaranteed to be credited for the duration of the Guaranteed Period on a daily basis, resulting in a guaranteed annual effective yield. Different interest rates apply to each Guaranteed Period Option and are determined and guaranteed by Nationwide in its sole discretion.

GUARANTEED PERIOD OPTIONS WILL PRODUCE A GUARANTEED ANNUAL EFFECTIVE YIELD AT THE SPECIFIED INTEREST RATE SO LONG AS AMOUNTS INVESTED ARE NEITHER WITHDRAWN NOR TRANSFERRED PRIOR TO THE END OF THE GUARANTEED PERIOD. WITHDRAWALS FOR ANY REASON PRIOR TO THE EXPIRATION OF THE GUARANTEED PERIOD, EXCEPT FOR PAYMENT OF THE DEATH BENEFIT, ARE SUBJECT TO A MARKET VALUE ADJUSTMENT AND MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE. TRANSFERS BETWEEN GUARANTEED PERIOD OPTIONS PRIOR TO THE EXPIRATION OF A GUARANTEED PERIOD ARE SUBJECT TO A MARKET VALUE ADJUSTMENT, BUT ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE. HOWEVER, ANY AMOUNT TRANSFERRED TO A NEW GUARANTEED PERIOD PRIOR TO MATURITY WILL BE SUBJECT TO A NEW CONTINGENT DEFERRED SALES CHARGE SCHEDULE.

Nationwide established the Nationwide Multiple Maturity Separate Account-2, pursuant to Ohio law, to aid in reserving and accounting for Guaranteed Period Option obligations. However, all of the general assets of Nationwide are available for the purpose of meeting the guarantees of the Guaranteed Period Options. Amounts allocated to the Guaranteed Period Options are generally invested in fixed income investments purchased by Nationwide. Contract owners allocating amounts either to a Guaranteed Period Option or the Transition Account have no claim against any assets of Nationwide, including assets held in the Nationwide Multiple Maturity Separate Account-2.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE GUARANTEED PERIOD OPTIONS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATE JURISDICTIONS AND, ACCORDINGLY, REPRESENTATIONS MADE IN THIS PROSPECTUS DO NOT CONSTITUTE AN OFFERING IN SUCH JURISDICTIONS.

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TABLE OF CONTENTS

Glossary.............................................4
Synopsis of the Contracts............................6
     Charges and Expenses............................6
     Annuity Payments................................7
     Taxation........................................7
     Ten Day Free Look...............................7
Types of Contracts ..................................7
     Non-Qualified Annuity Contracts.................7
     Individual Retirement Annuities.................7
     Simplified Employee Pension IRAs................7
     Simple IRAs.....................................8
     Roth IRAs.......................................8
     Tax Sheltered Annuities.........................8
     Qualified Plans.................................8
Investing in the Contract............................9
     Guaranteed Period Options.......................9
         The Specified Interest Rate.................9
         The Investment Period.......................10
         Guaranteed Periods..........................10
         Guaranteed Period Options at Maturity.......10
     Transition Account..............................11
     Contingent Deferred Sales Charge................11
     Market Value Adjustment.........................12
         General Information.........................12
         Interest Rate Swap..........................13
         The Market Value Adjustment
              formula................................15
     Contract Ownership..............................15
         Joint Ownership.............................15
         Contingent Ownership........................15
         Annuitant...................................15
         Contingent Annuitant........................15
         Beneficiary and Contingent Beneficiary......16
     Premium Taxes...................................16
     Right to Revoke.................................16
     Transfers.......................................16
     Surrender (Redemption)..........................16
         Surrenders under ORPs.......................17
         Surrenders under TSAs.......................17
     Assignment 18
     Annuitizing the Contract
         Annuitization...............................18
         Annutization Date...........................18
         Annuity Commencement Date...................18
         Fixed Payment Annuity.......................18
         Frequency and Amounts of
              Annuity Payments.......................19
         Fixed Payment Annuity Payment
              Options Death Benefits.................19
         Death of Contract Owner
              Non-Qualified Contracts................19
         Death of Contract Owner/Annuitant...........19
     Death of Annuitant
         Non-Qualified Contracts.....................20
     Death Benefit Payment...........................20
Required Distributions
     Required Distributions for
         Non-Qualified Contracts.....................20
     Required Distributions for
         Tax Sheltered Annuities.....................21
     Required Distributions for
         IRAs, SEP IRAs, Simple IRAs.................22
     Required Distributions for
         Roth IRAs...................................22
Federal Tax Considerations
     Federal Income Taxes............................23
     Withholding.....................................26
     Non-Resident Aliens.............................26
     Federal Estate, Gift, and Generation
         Skipping Transfer Taxes.....................26
     Charge for Tax..................................27
     Tax Changes.....................................27
Statements...........................................27
Investments..........................................27
Contracts and the Distribution (Marketing)
 of the Guaranteed Period Options....................27
Nationwide Life Insurance Company....................28
     Business Organization...........................28
     Description of the Business.....................28
     Business Segments...............................29
     Ratings.........................................29
     Competition.....................................30
     Regulation......................................30
     Employees.......................................31
     Properties......................................31
     Legal Proceedings...............................31
     Submissions of Matters to a Vote of
      Security Holders...............................32
     Market for Nationwide's Common Stock and
         Related Shareholder Matters.................32
     Consolidated Financial Statements and
      Supplementary Data.............................32
     Selected Financial Data.........................32
     Management's Narrative Analysis of
      Results of Operations..........................34
         Introduction................................34
         Results of Operations.......................34
(i)      Revenues....................................35
(ii)     Benefits and Expenses.......................36
(iii)    Sales Information...........................36
         Business Segments ..........................38
(i)      Variable Annuities..........................39
(ii)     Fixed Annuities.............................40
(iii)    Life Insurance..............................41

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(iv)     Corporate and Other.........................42
         Quantitative and Qualitative Disclosures
          About Market Risk..........................43
(i)      Market Risk Sensitive Financial Instruments.43
(ii)     Interest Rate Risk..........................43
(iii)    Asset/Liability Management Strategies to
          Manage Interest Rate Risk..................43
(iv)     Characteristics of Interest Rate
          Sensitive Financial Instruments............45
(v)      Equity Market Risk..........................47
     Directors and Executive Officers................47
     Executive Compensation..........................53
         Compensation................................53
         Executive Incentive Plan....................54
         Management Incentive Plan...................54
         Performance Incentive Plan..................55
         Deferred Compensation Program...............55
         Savings Plan................................55
         Supplemental Defined
              Contribution Plan......................56
         Long-Term Equity Compensation
              Plan...................................56
         Stock Options and Stock Appreciation Rights.56
         Options/SARs Exercises and
              Holdings ..............................57
         Pension Plans...............................58
(i)      Retirement Plan.............................58
(ii)     Excess and Supplemental
                      Plans..........................58
     Compensation Committee Joint Report on
      Executive Compensation.........................60
         Introduction................................60
         Compensation Philosophy
              and Objectives.........................61
         Elements of 1999 Executive
              Compensation...........................61
         Base Salaries...............................61
         Annual Incentive Compensation...............62
         Long-Term Incentive
              Compensation...........................62
(i)      Long-Term Equity Compensation Plan..........63
         Compensation of the Chief Executive Officer.63
         Policy on Deductibility of Compensation.....
(i)      Nationwide Financial Services
          Corporation Committee......................64
(ii)     Nationwide Life Insurance Company Compensation
                  Committee..........................64
     Exhibits, Financial Statements, Schedules
      and Reports....................................65
     Interim Financial information...................66
     Independent Auditors Report.....................84
     Appendix.......................................114


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GLOSSARY

ANNUITIZATION DATE - The date the annuity payments begin.

ANNUITY COMMENCEMENT DATE - The date on which annuity payments are scheduled to begin. This date may be changed by the contract owner with Nationwide's consent.

CONTRACT VALUE - The sum of all amounts allocated to any of the Guaranteed Period Options plus any amount allocated to the Transition Account.

CONTRACT YEAR - Each year the Contract remains in force beginning with the date the Contract is issued.

GUARANTEED PERIOD - The period corresponding to a 3, 4, 5, 6, 7, 8, 9, or 10 year Guaranteed Period Option. Amounts allocated to a Guaranteed Period Option will be credited with a Specified Interest Rate over the corresponding guaranteed period, so long as such amounts are not withdrawn or transferred from the Guaranteed Period Option prior to the Maturity Date. The Guaranteed Period may last for up to 3 months beyond the 3, 4, 5, 6, 7, 8, 9, or 10 year anniversary of the allocation to the Guaranteed Period Option due to every Guaranteed Period ending on the final day of a calendar quarter.

GUARANTEED PERIOD OPTION YEAR - Each 12 month period beginning with the date a new allocation is made to a Guaranteed Period Option. New allocations include transfers from one Guaranteed Period Option to another, or new Purchase Payments allocated to a Guaranteed Period Option.

INDIVIDUAL RETIREMENT ANNUITY (IRA) - An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

INTEREST RATE SWAPS - Interest rate quotations for 1, 2, 3, 4, 5, 7 and 10 years published by the Federal Reserve Board on a regular basis. Nationwide uses interest rate swaps in its Market Value Adjustment (MVA) formula because they represent a readily available and consistently reliable interest rate benchmark in financial markets.



INVESTMENT PERIOD - The period of time beginning with a declaration by the Company of new Guaranteed Period Option interest rates (the different Specified Interest Rates for each of the Guaranteed Period Options) and ending with the subsequent declaration of new Specified Interest Rates.

INVESTMENT-ONLY CONTRACT - A contract purchased by a Qualified Pension, Profit-Sharing or Stock Bonus Plan as defined by Section 401(a) of the Internal Revenue Code.

MARKET VALUE ADJUSTMENT - The upward or downward adjustment in value of amounts allocated to a Guaranteed Period Option which are withdrawn from the Guaranteed Period Option for any reason, other than payment of the death benefit, prior to the Maturity Date.

MATURITY DATE - The date on which a particular Guaranteed Period Option matures. Such date will be the last day of a calendar quarter in which the third, fourth, fifth, sixth, seventh, eighth, ninth or tenth anniversary of the date on which amounts are allocated to a 3, 4, 5, 6, 7, 8, 9 or 10 year Guaranteed Period Option, respectively.

NATIONWIDE - Nationwide Life Insurance Company.

NON-QUALIFIED ANNUITY CONTRACT - A contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple IRA, or Tax Sheltered Annuity.

QUALIFIED PLAN - A retirement plan that receives favorable tax treatment under the provisions of Section 401(a) and 403(a) of the Internal Revenue Code.

ROTH IRA - An individual retirement annuity which qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.

SEP IRA - An annuity contract which qualifies for favorable tax treatment under
Section 408(k) of the Internal Revenue Code.

SIMPLE IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Internal Revenue Code.

SPECIFIED INTEREST RATE - The interest rate guaranteed to be credited to amounts allocated under a selected Guaranteed Period Option so long as such allocations are not distributed for any reason from

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the Guaranteed Period Option prior to the Guaranteed Period Option Maturity
Date.

SPECIFIED VALUE - The amount allocated to a Guaranteed Period Option minus withdrawals and transfers out of the Guaranteed Period Option, plus interest accrued at the Specified Interest Rate. The Specified Value is subject to a Market Value Adjustment, except for payment of the death benefit, at all times prior to the Maturity Date.

TAX SHELTERED ANNUITY - An annuity which qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.

TRANSITION ACCOUNT - An account with interest rates that are set monthly by Nationwide.


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SYNOPSIS OF THE CONTRACTS

The contracts described in this prospectus are flexible purchase payment contracts. The contracts may be issued as either individual or group contracts. In those states where contracts are issued as group contracts, references throughout this prospectus to "contract(s)" will also mean "certificate(s)."

The contracts can be categorized as:

     -    Investment Only;
     -    Non-Qualified;
     -    Individual Retirement Annuities;
     -    Roth IRAs;
     -    Tax Sheltered Annuities;
     -    SEP IRAs; and
     -    Simple IRAs.

For more detailed information with regard to the differences in contract types, please see "Types of Contracts" later in this prospectus. Minimum Initial and Subsequent Purchase Payments:

                     MINIMUM INITIAL   MINIMUM
CONTRACT             PURCHASE PAYMENT  SUBSEQUENT
TYPE                                   PAYMENTS

Investment-only      $10,000           $1,000
Non-Qualified        $10,000           $1,000
IRA                  $2,000            $1,000
Roth IRA             $2,000            $1,000
Tax Sheltered        $10,000           $1,000
Annuity
SEP IRA              $2,000            $1,000
Simple IRA           $2,000            $1,000

Each purchase payment may be allocated to any combination of Guarantee Period Options or the Transition Account. However, a minimum of $1,000 must be deposited into each Guarantee Period Option elected.

CHARGES AND EXPENSES

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract. However, if any amount of a Guaranteed Period Option is withdrawn prior to the Maturity Date for a particular Guarantee Period Option, the amount withdrawn is subject to a Market Value Adjustment in addition to any applicable contingent deferred sales charges ("CDSC"). This CDSC reimburses Nationwide for sales expenses. The amount of the CDSC will not exceed 5% of the amount withdrawn.(1)

The CDSC for the 10 year Guaranteed Period Option applies as follows:

 Number of Completed Years in             CDSC
 Guaranteed Period Option from         Percentage
   Date of Purchase Payment

               0                           5%
               1                           5%
               2                           4%
               3                           4%
               4                           3%
               5                           3%
               6                           2%
               7                           2%
               8                           1%
               9                           1%
              10                           0%

For Guarantee Period Options less than 10 years, the CDSC is not assessed once the Guarantee Period Option reaches the Maturity Date. For instance, if the 5 year Guarantee Period Option is elected, the CDSC schedule is as follows:


 Number of Completed Years in             CDSC
 Guaranteed Period Option from         Percentage
   Date of Purchase Payment

               0                           5%
               1                           5%
               2                           4%
               3                           4%
               4                           3%
               5                           0%


(1)Each contract year, the contract owner may withdraw without a CDSC the greater of:

(1)  10% of the Contract Value; or
(2) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

A Market Value Adjustment will apply to any free amounts withdrawn prior to the Maturity Date (see "Market Value Adjustment"). The free withdrawal privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year (see "Contingent Deferred Sales Charge").

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Withdrawals may be restricted for contracts issued as Tax Sheltered Annuities due to Internal Revenue Code restrictions.

ANNUITY PAYMENTS

Annuity payments begin on the annuitization date. The payments will be based on the annuity payment option chosen at the time of application (see "Fixed Payment Annuity Payment Options").

TAXATION

How a contract is taxed depends on the type of contract issued and the purpose for which the contract is purchased. Nationwide will charge against the contract any premium taxes levied by any governmental authority (see "Federal Tax Considerations" and "Premium Taxes").

TEN DAY FREE LOOK

Contract owners may return the contract for any reason within ten days of receipt and Nationwide will refund the contract value, including any applicable market value adjustment or other amounts required by law (see "Right to Revoke").

TYPES OF CONTRACTS

The contracts described in this prospectus are classified according to the tax treatment they are subject to under the Internal Revenue Code. The following is a general description of the various types of contracts. Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on the type of contract.

NON-QUALIFIED ANNUITY CONTRACTS

A Non-Qualified Annuity Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, a Roth IRA, a SEP IRA, a Simple IRA, or a Tax Sheltered Annuity. Upon the death of the owner of a Non-Qualified Annuity Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required statutory period. Non-Qualified Annuity Contracts that are owned by natural persons allow for the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed.

INDIVIDUAL RETIREMENT ANNUITIES (IRAS)

Individual Retirement Annuities are contracts that are issued by insurance companies and satisfy the following requirements:

     -    the contract is not transferable by the owner;
     -    the premiums are not fixed;
     - the annual premium cannot exceed $2,000 (although rollovers of greater amounts from qualified plans, tax-sheltered annuities and other IRAs can be received);
     - certain minimum distribution requirements must be satisfied after the owner attains the age of 70 1/2;
     -    the entire interest of the owner in the contract is nonforfeitable;
          and
     - after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

IRAs may receive rollover contributions from other Individual Retirement Accounts and Individual Retirement Annuities, from Tax Sheltered Annuities, and from qualified retirement plans, including 401(k) plans.

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established.

SIMPLIFIED EMPLOYEE PENSION IRAS (SEP IRAS)

A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.

An employee may make deductible contributions to a SEP IRA in the same way, and with the same restrictions and limitations, as for an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Internal Revenue Code and the written plan.

A SEP IRA plan established by an employer must satisfy certain requirements:

     -    minimum participation rules;


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     -    top-heavy contribution rules;
     -    nondiscriminatory allocation rules; and
     -    requirements regarding a written allocation formula.

In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.

SIMPLE IRAS

A Simple IRA is an individual retirement annuity which is funded exclusively by a qualified salary reduction arrangement and satisfies the following:

     -    vesting requirements,

     -    participation requirements; and

     -    administrative requirements.

The funds contributed to a Simple IRA cannot be commingled with funds in IRAs or SEP IRAs. A Simple IRA cannot receive rollover distributions except from another Simple IRA.

ROTH IRAS

Roth IRA contracts are contracts that are issued by insurance companies and satisfy the following requirements:

     -    the contract is not transferable by the owner;
     -    the premiums are not fixed;
     - the annual premium cannot exceed $2,000 (although rollovers of greater amounts from other Roth IRAs and IRAs can be received);
     -    the entire interest of the owner in the contract is nonforfeitable;
          and
     - after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from an IRA; however, the amount rolled over from the IRA to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to roll over amounts from an IRA to a Roth IRA. For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established.

TAX SHELTERED ANNUITIES

Certain tax-exempt organizations (described in section 501(c)(3) of the Internal Revenue Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees. These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludible from the income of the employee, up to statutory maximum amounts. These amounts should be set forth in the plan adopted by the employer.

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred. Certain minimum distribution requirements must be satisfied after the owner attains the age of 70 1/2, and after the death of the owner. Additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the required period of time.

QUALIFIED PLANS

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a qualified plan.


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INVESTING IN THE CONTRACT

There are eight different Guaranteed Period Options available: a 3 year Guaranteed Period Option; a 4 year Guaranteed Period Option; a 5 year Guaranteed Period Option; a 6 year Guaranteed Period Option; a 7 year Guaranteed Period Option; an 8 year Guaranteed Period Option; a 9 year Guaranteed Period Option; and a 10 year Guaranteed Period Option. Contract owners may elect to have Purchase Payments allocated among the Guaranteed Period Options and the Transition Account. The minimum amount of any allocation to a Guaranteed Period Option is $1,000. If a contract owner does not specify how the Purchase Payment is to be allocated, the entire Purchase Payment will be allocated to the Transition Account.

The guarantees associated with the Guaranteed Period Options are borne exclusively by, and are legal obligations of, Nationwide. A separate account, authorized and created in accordance with Ohio law, was established for the sole purpose of reserving and accounting for assets associated with the Guaranteed Period Options. The assets of the separate account are owned by Nationwide. Contract owners have no claim against the assets of the separate account, maintain no interest in the separate account and do not participate in the investment experience of the separate account.

The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one annuitant cannot exceed $1,500,000 without Nationwide's prior consent.

GUARANTEED PERIOD OPTIONS

Guaranteed Period Options provide for a guaranteed interest rate (the "Specified Interest Rate"), to be credited as long as any amount allocated to the Guaranteed Period Option is not distributed for any reason, prior to the Maturity Date of the Guaranteed Period Option. Each Guaranteed Period Option has a Guarantee Period. Generally, a 3 year Guaranteed Period Option offers guaranteed interest at a Specified Interest Rate over 3 years, a 4 year Guaranteed Period Option offers guaranteed interest at a Specified Interest Rate over 4 years, and so on. Because every Guaranteed Period Option will mature on the last day of a calendar quarter, the Guaranteed Period of a Guaranteed Period Option may extend for up to 3 months beyond the 3, 4, 5, 6, 7, 8, 9, or 10 year anniversary of allocations made to 3, 4, 5 , 6, 7, 8, 9, or 10 year Guaranteed Period Option, respectively.

Amounts allocated to a Guaranteed Period Option will be credited at the Specified Interest Rate for the duration of the Guaranteed Period associated with the Guaranteed Period Option. Specified Interest Rates for each Guaranteed Period Option are declared periodically at the sole discretion of Nationwide. The Investment Period is the period of time during which declared Specified Interest Rates will be effective for new allocations. Investment Periods will typically last for two weeks, but may be longer or shorter depending on interest rate fluctuations in financial markets. During any particular Investment Period, any transfer allocation or new purchase payment allocation to a Guaranteed Period Option will earn the Specified Interest Rate effective for that Investment Period for the duration of the Guaranteed Period of the Guaranteed Period Option (see "Specified Interest Rates and Guaranteed Periods").

The Specified Interest Rate will be credited daily to amounts allocated to a Guaranteed Period Option, providing an annual effective yield. The Specified Interest Rate will continue to be credited as long as allocations receiving that rate remain in the Guaranteed Period Option until the Maturity Date. However, any surrenders, transfers or withdrawals for any reason, except to pay the death benefit, prior to the Maturity Date will be subject to a Market Value Adjustment (see "Market Value Adjustment").

THE SPECIFIED INTEREST RATE

     The Specified Interest Rate is the rate of interest guaranteed by Nationwide to be credited to allocations made to the Guaranteed Period Options for the corresponding Guaranteed Period, so long as no portion of the allocation is distributed for any reason prior to the Maturity Date. Different Specified Interest Rates may be established for the 8 different Guaranteed Period Options.

     Generally, Nationwide will declare new Specified Interest Rates bi-weekly; however, depending on interest rate fluctuations, declarations of new Specified Interest Rates may occur more or less frequently. Nationwide observes no specific method in establishing the Specified Interest Rates. However, Nationwide will attempt to declare Specified Interest Rates which are related to interest rates associated with fixed-income investments available at the time

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     and having durations and cash flow attributes compatible with the
     Guaranteed Periods of the Guaranteed Period Options. In addition, the establishment of Specified Interest Rates may be influenced by other factors, including competitive considerations, administrative costs and general economic trends. Nationwide has no way of predicting what Specified Interest Rates may be declared in the future and there is no minimum Specified Interest Rate for any of the Guaranteed Period Options.

THE INVESTMENT PERIOD

     The Investment Period is the period of time during which a particular Specified Interest Rate is in effect for new allocations to the various Guaranteed Period Options. All allocations made to a Guaranteed Period Option during an Investment Period are credited with the Specified Interest Rate in effect at the time of allocation. An Investment Period ends when a new Specified Interest Rate relative to the applicable Guaranteed Period Option is declared. Subsequent declarations of new Specified Interest Rates have no effect on allocations made to Guaranteed Period Options during prior Investment Periods. Prior allocations to the Guaranteed Period Option will be credited with the Specified Interest Rate in effect when the allocation was made.

     The Specified Interest Rate is credited to allocations made to Guaranteed Period Options on a daily basis, resulting in an annual effective yield, guaranteed by Nationwide, unless amounts are withdrawn or transferred from the Guaranteed Period Option for any reason prior to the Maturity Date. The Specified Interest Rate will be credited for the entire Guaranteed Period associated with the Guaranteed Period Option. If amounts are withdrawn or transferred from the Guaranteed Period Option for any reason, except payment of the death benefit, prior to the Maturity Date, a Market Value Adjustment will be applied to the amount withdrawn or transferred.

     Information concerning the Specified Interest Rates in effect for the various Guaranteed Period Options can be obtained by calling the following toll free phone number: 1-800-848-6331.

GUARANTEED PERIODS

     The Guaranteed Period is the period of time corresponding with the selected Guaranteed Period Option for which the Specified Interest Rate is guaranteed to be in effect, so long as the amounts allocated remain in the Guaranteed Period Option until the Maturity Date. A Guaranteed Period always expires on a Maturity Date which will be the last day of a calendar quarter, which may last up to 3 months past the anniversary date of the allocation to the Guaranteed Period Option.

     For example, if an allocation is made to a 10 year Guaranteed Period Option on February 1, 2001, the Specified Interest Rate for that Guaranteed Period Option will be credited until March 31, 2011; the Guaranteed Period will begin on February 1, 2001 and end on March 31, 2011.

     Guaranteed Periods will be exactly 3, 4, 5, 6, 7, 8, 9, or 10 years only when an allocation to a Guaranteed Period Option occurs on the last day of a calendar quarter.

GUARANTEED PERIOD OPTIONS AT MATURITY

     Nationwide will send notice to contract owners of impending Maturity Dates (always the last day of a calendar quarter) at least 90 days prior to the end of a Guaranteed Period. The notice will include the projected value of the Guaranteed Period Option on the Maturity Date.

     Once the Guaranteed Period Option matures, contract owners may:

     (1) surrender the Guaranteed Period Option, in part or in whole, without a Market Value Adjustment and a contingent deferred sales charge;

     (2) wholly transfer the Guaranteed Period Option to another Guaranteed Period Option of the same or different duration without a Market Value Adjustment or a contingent deferred sales charge. A confirmation of any such transfer will be sent immediately after the transfer is processed; or

     (3) partially transfer amounts of the Guaranteed Period Option to various Guaranteed Period Options of different durations without a Market Value Adjustment or a contingent deferred sales charge. A confirmation of any such transfer will be sent immediately after the transfer is processed; or

     (4) elect not to transfer or surrender all or a portion of the Guaranteed Period Option, in which case, the remaining portion of the Guaranteed Period Option will be automatically transferred to the Transition Account following the Maturity Date. A confirmation will be sent immediately after the automatic transfer is executed.

     If no direction is received by Nationwide prior to the Maturity Date of a Guaranteed Period Option all amounts in that Guaranteed Period Option will automatically be transferred to the Transition Account.

TRANSITION ACCOUNT

Amounts not allocated to a Guaranteed Period Option are held in the Transition Account. The Transition Account is a short-term liquid investment account. THE TRANSITION ACCOUNT IS NOT DESIGNED FOR LONG TERM INVESTING.

Nationwide will declare a new interest rate each month which will apply to all funds in the Transition Account.

Transfers or surrenders from the Transition Account may be made at any time without application of a Market Value Adjustment or contingent deferred sales charge.

CONTINGENT DEFERRED SALES CHARGES

No sales charge deduction is made from the purchase payments when amounts are deposited into the contracts. However, if any amount is withdrawn from a Guaranteed Period Option prior to its Maturity Date, Nationwide will deduct a contingent deferred sales charge ("CDSC").

The CDSC will not exceed 5% of the amount withdrawn. The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the amount surrendered.

For purposes of calculating the CDSC surrenders are considered to come first from the Transition Account until it is exhausted and then from each Guaranteed Period Option in proportion to the total remaining contract value, unless the contract owner specifies otherwise. (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)

The CDSC for the 10 year Guaranteed Period Option applies as follows:

 Number of Completed Years in             CDSC
 Guaranteed Period Option from         Percentage
   Date of Purchase Payment

               0                           5%
               1                           5%
               2                           4%
               3                           4%
               4                           3%
               5                           3%
               6                           2%
               7                           2%
               8                           1%
               9                           1%
              10                           0%

For Guaranteed Period Options less than 10 years, the CDSC is not assessed once the Guaranteed Period Option reaches the Maturity Date. For instance, if the 5 year Guaranteed Period Option is elected, the CDSC schedule is as follows:

 Number of Completed Years in             CDSC
 Guaranteed Period Option from         Percentage
   Date of Purchase Payment

               0                           5%
               1                           5%
               2                           4%
               3                           4%
               4                           3%
               5                           0%

The CDSC is used to cover sales expenses, including commissions (maximum of 5% of each allocation to a Guaranteed Period), production of sales material, and other promotional expenses. If expenses are greater than the CDSC, the shortfall will be made up from Nationwide's general assets.

All or a portion of any withdrawal may be subject to federal income taxes. Contract owners taking withdrawals before age 59 1/2 may be subject to a 10% penalty tax.

Waiver of Contingent Deferred Sales Charge

Each contract year, the contract owner may withdraw without a CDSC the greater of:

     (a)  10% of the Contract Value; or

     (b) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

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

A Market Value Adjustment will apply to any free amounts withdrawn prior to the Maturity Date. The CDSC-free privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In addition, no CDSC will be deducted:

     (1) upon the annuitization of contracts which have been in force for at least two years;

     (2) for amounts withdrawn from the Transition Account or transferred from the Transition Account to any Guaranteed Period Option;

     (3) for amounts transferred prior to maturity from a Guaranteed Period Option to a new Guaranteed Period Option within the contract;

     (4) upon payment of the death benefit payment prior to the Annuitization Date;

     (5) from any values which have been held under a Guarantee Period Option for the applicable Guaranteed Period.

Further, a CDSC will not apply if the contract owner is confined to a Long Term Care Facility or Hospital for a continuous 180 day period commencing while the Contract is in-force. In the case of joint ownership, the waiver will apply if either joint owner is confined. Request for waiver must be received by Nationwide during the period of confinement or no later than 90 days after the confinement period ends. If the withdrawal request is received later than 90 days after the confinement period ends, the surrender charge, if applicable, will be assessed. Written notice and proof of confinement must be received in a form satisfactory to Nationwide and be recorded at Nationwide's home office prior to the waiver of surrender charges.

Nationwide may waive the CDSC if a contract described in this prospectus is exchanged for another Nationwide contract (or a contract of any of its affiliated insurance companies). A Market Value Adjustment may apply if the contract is exchanged. A CDSC may apply to the contract received in the exchange.

The CDSC will not be eliminated if to do so would be unfairly discriminatory or prohibited by state law.

MARKET VALUE ADJUSTMENT

GENERAL INFORMATION REGARDING THE MARKET VALUE ADJUSTMENT

Guaranteed Period Options which are surrendered, transferred or distributed for any reason, except to pay the death benefit, prior to the Maturity Date for the Guaranteed Period Option will be subject to a Market Value Adjustment. The Market Value Adjustment is determined by the multiplication of a Market Value Adjustment factor (arrived at by calculation of the Market Value Adjustment formula) by the specified value, or the portion of the specified value being withdrawn. The specified value is the amount of the allocation to the Guaranteed Period Option, plus interest accrued at the specified interest rate minus prior distributions. The Market Value Adjustment may either increase or decrease the amount of the distribution.

The Market Value Adjustment is intended to approximate, without duplicating, Nationwide's experience when it liquidates assets in order to satisfy contractual obligations. Such obligations arise when contract owners make withdrawals or transfers, or when the operation of the Contract requires a distribution, such as a death benefit. When liquidating assets, Nationwide may realize either a gain or a loss.

If prevailing interest rates are higher than the specified interest rate in effect at the time of the Guaranteed Period Option allocation, Nationwide is likely to realize a loss when it liquidates assets in order to process a surrender or transfer; and therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the distribution.

Conversely, if prevailing interest rates are lower than the specified interest rate in effect at the time of the Guaranteed Period Option allocation, Nationwide is likely to realize a gain when it liquidates assets in order to process a surrender or transfer; therefore, application of the Market Value Adjustment under such circumstances will likely increase the amount of the distribution.

Nationwide measures the relationship between prevailing interest rates and the Specified Interest Rates it declares through the Market Value Adjustment formula, and relies on the interest rate swap yields to represent both prevailing interest rates and specified interest rates. The Market Value

Adjustment formula and the interest rate swap are described more fully below.

INTEREST RATE SWAP

The Market Value Adjustment formula for deriving the Market Value Adjustment factor is based on interest rate swaps which are published by the Federal Reserve Board on a regular basis. Nationwide utilizes interest rate swaps in its Market Value Adjustment formula because they represent a readily available and consistently reliable interest rate benchmark in financial markets, which can be relied upon to reflect the relationship between specified interest rates declared by Nationwide and the prospective interest rate fluctuations.

Interest rate swap quotations for 1, 2, 3, 4, 5, 7 and 10 years are published by the Federal Reserve Board on a regular basis. To the extent that the Market Value Adjustment formula shown below requires a rate associated with a maturity not published (such as a 6, 8 or 9 year maturity), Nationwide will calculate such rates based on the relationship of the published rates. For example, if the published 5 year rate is 6% and the published 7 year rate is 6.50%, the 6 year rate will be calculated as 6.25%.

THE MARKET VALUE ADJUSTMENT FORMULA

The Market Value Adjustment formula is utilized when a distribution is made from a Guaranteed Period Option during the Guaranteed Period. The Market Value Adjustment is a calculation expressing the relationship between three factors:

(1) the interest rate swap yield for the period of time coinciding with the Guaranteed Period of the Guaranteed Period Option;

(2) the interest rate swap yield for a period coinciding with the time remaining in the Guaranteed Period of a Guaranteed Period Option when a distribution giving rise to a Market Value Adjustment occurs; and

(3) the number of days remaining in the Guaranteed Period of the Guaranteed Period Option.

         The formula for determining the Market Value Adjustment factor is

                                               t
                                   [ (1 + a) ]
                            ------------------------
                               [ (1 + b + .0025) ]

         Where:

          a= the Interest Rate Swap for a period equivalent to the Guaranteed Period at the time of deposit in the Guaranteed Period Option;

          b= the Interest Rate Swap at the time of distribution for a period of time equivalent to the time remaining in the Guaranteed Period. In determining the number of years to maturity, any partial year will be counted as a full year, unless it would cause the number of years to exceed the Guaranteed Period; and

          t=   the number of days until the Maturity Date, divided by 365.25.

            In the case of "a" above, the Interest Rate Swap utilized will be the rate published by the Federal Reserve Board on the day prior to the date of an allocation to the Guaranteed Period Option was made. If no rate is published one day prior to the date of an allocation to the Guaranteed Period Option, then the most recent published rate available will be utilized.

            In the case of "b" above, the Interest Rate Swap utilized will be the rate published by the Federal Reserve Board on the day prior to the date of withdrawal, transfer or distribution. If no rate is published one day prior to the date of withdrawal, transfer or distribution, then the most recent published rate available will be utilized.

     The Market Value Adjustment factor will be equal to 1 during the investment period.

     The Market Value Adjustment formula shown above also accounts for some of the administrative and processing expenses incurred when fixed-interest investments are liquidated. This is represented in the addition of .0025 in the Market Value Adjustment formula.

     The result of the Market Value Adjustment formula shown above is the Market Value Adjustment factor. The Market Value Adjustment factor is the market value multiplied by the specified value, or that portion of the specified value being distributed from a Guaranteed Period Option in order to effect a Market Value Adjustment. The Market Value Adjustment factor will either be greater, less than or equal to 1 and will be multiplied by the specified value or that portion of the specified value being withdrawn, from the Guaranteed Period Option for any reason except payment of the death benefit. If the result is greater than 1, a gain will be realized by the contract owner; if less than 1, a loss will be realized. If the Market Value Adjustment factor is exactly 1, no gain or loss will be realized.

     If the Federal Reserve Board halts publication of interest rate swaps, or if, for any other reason, interest rate swaps are not available, Nationwide will use appropriate rates based on U.S. Treasury Bond yields.

     Examples of how to calculate Market Value Adjustments are provided in the Appendix.

CONTRACT OWNERSHIP

The contract owner has all rights under the contract. Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

Contract owners of Non-Qualified Contracts may name a new contract owner at any time before the annuitization date. Any change of contract owner automatically revokes any prior contract owner designation. Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

A change in contract ownership must be submitted in writing and recorded at Nationwide's home office. Once recorded, the change will be effective as of the date signed. However, the change will not affect any payments made or actions taken by Nationwide before it was recorded.

The contract owner may also request a change in the annuitant, contingent annuitant, contingent owner, beneficiary, or contingent beneficiary before the annuitization date. These changes must be:

     -    on a Nationwide form;

     -    signed by the contract owner; and

     -    received at Nationwide's home office before the annuitization date.

Nationwide must review and approve any change requests. For Non-Qualified Contracts, if any contract owner is not a natural person, the change of the annuitant will be treated as the death of the contract owner and will result in a distribution, regardless of whether a contingent annuitant is also named. Such distribution will be made as if the contract owner died at the date of such change.

On the annuitization date, the annuitant will become the contract owner.

JOINT OWNERSHIP

Joint owners each own an undivided interest in the contract.

Contract owners can name a joint owner at any time before annuitization subject to the following conditions:

     -    joint owners can only be named for Non-Qualified Contracts;

     - joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners;

     - the exercise of any ownership right in the contract will generally require a written request signed by both joint owners;

     - an election in writing signed by both contract owners must be made to authorize Nationwide to allow the exercise of ownership rights independently by either joint owner; and

     - Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner.

CONTINGENT OWNERSHIP

The contingent owner is entitled to certain benefits under the contract if a contract owner who is NOT the annuitant dies before the annuitization date, and there is no surviving joint owner.

The contract owner may name or change a contingent owner at any time before the annuitization date. To change the contingent owner, a written request must be submitted to Nationwide. Once Nationwide has recorded the change, it will be effective as of the date it was signed, whether or not the contract owner was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

ANNUITANT

The annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for an annuitant of greater age. The annuitant may be changed before the annuitization date with Nationwide's consent.

CONTINGENT ANNUITANT

If the annuitant dies before the annuitization date, the contingent annuitant becomes the annuitant. The contingent annuitant must be age 85 or younger at the time of contract issuance unless Nationwide has approved a request for a contingent annuitant of greater age. All provisions of the contract which are based on the death of the annuitant prior to the annuitization date will be based on the death of the last survivor of the annuitant and contingent annuitant.

A Contingent Annuitant may be selected only for a Contract issued as a Non-Qualified Contract.

BENEFICIARY AND CONTINGENT BENEFICIARY

The beneficiary is the person who is entitled to the death benefit if the annuitant dies before the annuitization date and there is no joint owner. The contract owner can name more than one beneficiary. Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

The contract owner may change the beneficiary or contingent beneficiary during the annuitant's lifetime by submitting a written request to Nationwide. Once recorded by Nationwide, the change will be effective as of the date it was signed, whether or not the annuitant was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

PREMIUM TAXES

Nationwide will charge against the contract value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 5.0%. This range is subject to change. The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law.

If applicable, Nationwide will deduct premium taxes from the contract either at:

(1)  the time the contract is surrendered;
(2)  annuitization; or
(3)  such earlier date as Nationwide becomes subject to premium taxes.

Premium taxes may be deducted from death benefit proceeds.

RIGHT TO REVOKE

Contract owners have a ten day "free look" to examine the contract. The contract may be returned to Nationwide's home office for any reason within ten days of receipt and Nationwide will refund the contract value or another amount required by law. The refunded contract value will reflect the deduction of any contract charges, including any applicable market value adjustment, unless otherwise required by law. All Individual Retirement Annuity, SEP IRA, Simple IRA and Roth IRA refunds will be a return of purchase payments. State and/or federal law may provide additional free look privileges.

TRANSFERS

Transfers among the Guaranteed Period Options and the Transition Account must be made prior to the annuitization date.

Transfers from a Guaranteed Period Option to another Guaranteed Period Option prior to its Maturity Date are subject to a Market Value Adjustment. Transfers from a Guaranteed Period Option to the Transition Account are not permitted prior to its Maturity Date. Transfers from the Transition Account may be made at anytime without the assessment of a contingent deferred sales charge or a Market Value Adjustment.

The minimum amount that may be transferred either from or to any Guaranteed Period Option is $1,000.

SURRENDER (REDEMPTION)

Contract owners may surrender some or all of their contract value before the earlier of the annuitization date or the annuitant's death. Surrender requests must be in writing and Nationwide may require additional information. When taking a full surrender, the contract must accompany the written request. Nationwide may require a signature guarantee.

Nationwide will surrender any amount from any Guaranteed Period Option(s) and any amount from the Transition Account needed to equal: (a) the dollar amount requested; less (b) any contingent deferred sales charges, premium taxes and Market Value Adjustment that may apply.

If a partial surrender is requested, amounts will first be surrendered from the Transition Account (if any), unless otherwise instructed by the Contract Owner. Amounts surrendered in excess of amounts in the Transition Account will be surrendered from each of the Guaranteed Period Options. The amounts surrendered from each Guaranteed Period Option will be in the same proportion that the contract owner's interest in each Guaranteed Period Option bears to the total remaining contract value.

Payment from the Guaranteed Period Options will be made within seven days of receipt of both proper written application and proof of interest satisfactory to Nationwide. However, Nationwide may be required, pursuant to state law, to reserve the right to postpone any payments up to 6 months.

A CDSC may apply.  The contract owner may take the CDSC from either:

     (a)  the amount requested; or

     (b) the contract value remaining after the contract owner has received the amount requested.

If the contract owner does not make a specific election, any applicable CDSC will be taken from the contract value remaining after the contract owner has received the amount requested.

The CDSC deducted is a percentage of the amount requested by the contract owner. Amounts deducted for CDSC are not subject to subsequent CDSC.

SURRENDERS UNDER A TEXAS OPTIONAL RETIREMENT PROGRAM OR A LOUISIANA OPTIONAL RETIREMENT PLAN

Redemption restrictions apply to contracts issued under the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan.

The Texas Attorney General has ruled that participants in contracts issued under the Texas Optional Retirement Program may only take withdrawals if:

-    the participant dies;

-    the participant retires;

-    the participant terminates employment due to total disability; or

- the participant that works in a Texas public institution of higher education terminates employment.

A participant under a contract issued under the Louisiana Optional Retirement Plan may only take distributions from the contract upon retirement or termination of employment. All retirement benefits under this type of plan must be paid as lifetime income; lump sum cash payments are not permitted, except for death benefits.

Due to the restrictions described above, a participant under either of these plans will not be able to withdraw cash values from the contract unless one of the applicable conditions is met. However, contract value may be transferred to other carriers, subject to any CDSC.

Nationwide issues this contract to participants in the Texas Optional Retirement Program in reliance upon and in compliance with Rule 6c-7 of the Investment Company Act of 1940. Nationwide issues this contract to participants in the Louisiana Optional Retirement Plan in reliance upon and in compliance with an exemptive order that Nationwide received from the SEC on August 22, 1990.

SURRENDERS UNDER A TAX SHELTERED ANNUITY

Contract owners of a Tax Sheltered Annuity may surrender part or all of their contract value before the earlier of the annuitization date or the annuitant's death, except as provided below:

A. Contract value attributable to contributions made under a qualified cash or deferred arrangement (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a Custodial Account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

     1. when the contract owner reaches age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code
          Section 72(m)(7)); or

     2. in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may NOT include any income earned on salary reduction contributions.

B.   The surrender limitations described in Section A also apply to:

     1. salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

     2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

     3. all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

C. Any distribution other than the above, including a ten day free look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the contract owner.

These provisions explain Nationwide's understanding of current withdrawal restrictions. These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

ASSIGNMENT

Contract rights are personal to the contract owner(s) and may not be assigned without Nationwide's consent.

Investment-only Contracts, Individual Retirement Annuities, Roth IRAs, SEP IRAs, Simple IRAs, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

A Non-Qualified Contract owner may assign some or all rights under the contract. An assignment must occur before annuitization while the annuitant is alive. The assignment will become effective once it is recorded by Nationwide at its home office. The assignment will not be recorded until Nationwide has received sufficient direction from the contract owner and assignee as to the proper allocation of contract rights under the assignment.

Nationwide is not responsible for the validity or tax consequences of any assignment. Nationwide is not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until Nationwide receives sufficient direction from the contract owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire contract value may cause the portion of the contract value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

ANNUITIZING THE CONTRACT

ANNUITIZATION

Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Amounts allocated to a Guaranteed Period Option that are annuitized prior to the Maturity Date are subject to a Market Value Adjustment. Upon arrival of the annuitization date, the annuitant must choose one of the fixed payment annuity options available.

Nationwide guarantees that each payment under the fixed payment annuity will be the same throughout annuitization.

ANNUITIZATION DATE

The annuitization date is the date that annuity payments begin. It will be the first day of a calendar month unless otherwise agreed, and must be at least 2 years after the contract is issued. If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide's approval.

ANNUITY COMMENCEMENT DATE

The annuity commencement date is the date on which annuity payments are scheduled to begin. If a contract owner does not choose an annuity commencement date, a date will be established for the contract by Nationwide. For Qualified Plans, Individual Retirement Annuities and Tax Sheltered Annuities, if the contract owner does not choose the annuity commencement date then the annuity commencement date established on the date of contract issuance will be the date on which the contract owner reaches 70 1/2. For Non-Qualified contracts, if the contract owner does not choose the annuity commencement date then the annuity commencement date established on the date of contract issuance will be the date on which the contract owner reaches 90. The contract owner may change the annuity commencement date before annuitization. This change must be in writing and approved by Nationwide.

FIXED PAYMENT ANNUITY

A fixed payment annuity is an annuity where the amount of the annuity payments remains level.

The first payment under a fixed payment annuity is determined on the annuitization date on an "age last birthday" basis by:

     (1)  deducting applicable premium taxes from the total contract value; then

     (2) applying the contract value amount specified by the contract owner to the fixed payment annuity table for the annuity payment option elected.

Subsequent payments will remain level unless the annuity payment option elected provides otherwise. Nationwide does not credit discretionary interest during annuitization.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Payments are made based on the annuity payment option selected, unless:

     - the amount to be distributed is less than $5,000, in which case Nationwide may make one lump sum payment of the contract value; or

     - an annuity payment would be less than $50, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $50. Payments will be made at least annually.

FIXED PAYMENT ANNUITY PAYMENT OPTIONS

Contract owners must elect an annuity payment option before the annuitization date. The annuity payment options are:

(1) LIFE ANNUITY - An annuity payable periodically, but at least annually, for the lifetime of the annuitant. Payments will end upon the annuitant's death. For example, if the annuitant dies before the second annuity payment date, the annuitant will receive only one annuity payment. The annuitant will only receive two annuity payments if he or she dies before the third annuity payment date, and so on.

(2) JOINT AND LAST SURVIVOR ANNUITY - An annuity payable periodically, but at least annually, during the joint lifetimes of the annuitant and a designated second individual. If one of these parties dies, payments will continue for the lifetime of the survivor. As is the case under option 1, there is no guaranteed number of payments. Payments end upon the death of the last surviving party, regardless of the number of payments received.

(3) LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the annuitant. If the annuitant dies before all of the guaranteed payments have been made, payments will continue to the end of the guaranteed period and will be paid to a designee chosen by the annuitant at the time the annuity payment option was elected.

     The designee may elect to receive the present value of the remaining guaranteed payments in a lump sum. The present value will be computed as of the date Nationwide receives the notice of the annuitant's death.

Not all of the annuity payment options may be available in all states. Contract owners may request other options before the annuitization date. These options are subject to Nationwide's approval.

If an annuity payment option is not elected by the contract owner prior to the annuity commencement date then a fixed payment life annuity with a guarantee period of 240 months will be the automatic form of payment. Contracts issued under Qualified Plans, Individual Retirement Annuities and Tax Sheltered Annuities are subject to the "minimum distribution" requirements set forth in the plan, contract, and the Internal Revenue Code. DEATH BENEFITS

DEATH OF CONTRACT OWNER - NON-QUALIFIED CONTRACTS

If the contract owner who is not the annuitant dies before the annuitization date, the joint owner becomes the contract owner. If no joint owner is named, the contingent owner becomes the contract owner. If no contingent owner is named, the last surviving contract owner's estate becomes the contract owner.

If the contract owner and annuitant are the same, and the contract owner/annuitant dies before the annuitization date, the contingent owner will not have any rights in the contract unless the contingent owner is also the beneficiary and there is no joint owner.

Distributions under Non-Qualified Contracts will be made pursuant to the "Required Distributions for Non-Qualified Contracts" provision.

DEATH OF CONTRACT OWNER/ANNUITANT

If a contract owner who is also the annuitant dies before the annuitization date, a death benefit is payable according to the "Death of the Annuitant - Non-Qualified Contracts" provision.

A joint owner will receive a death benefit if a contract owner/annuitant dies before the annuitization date.

If the contract owner/annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

DEATH OF ANNUITANT - NON-QUALIFIED CONTRACTS

If the annuitant who is not a contract owner dies before the annuitization date, a death benefit is payable to the beneficiary unless a contingent annuitant is named. If a contingent annuitant is named, the contingent annuitant becomes the annuitant and no death benefit is payable.

The beneficiary may elect to receive the death benefit:

     (1)  in a lump sum;

     (2)  as an annuity; or

     (3)  in any other manner permitted by law and approved by Nationwide.

The beneficiary must notify Nationwide of this election within 60 days of the annuitant's death.

If no beneficiary survives the annuitant, the contingent beneficiary receives the death benefit. Contingent beneficiaries will share the death benefit equally, unless otherwise specified.

If no beneficiaries or contingent beneficiaries survive the annuitant, the contract owner or the last surviving contract owner's estate will receive the death benefit.

If the annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

DEATH BENEFIT PAYMENT

The death benefit is equal to the contract value but is not subject to a Market Value Adjustment or contingent deferred sales charge. The value of the death benefit will be determined as of the date Nationwide receives in writing at its home office the following three items: (1) proper proof of the annuitant's death; (2) an election specifying distribution method; and (3) any applicable state required form(s).

Proof of death is either:

(1)  a copy of a certified death certificate;

(2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death;

(3)  a written statement by a medical doctor who attended the deceased; or

(4)  any other proof satisfactory to Nationwide.

The beneficiary must elect a method of distribution which complies with the "Distribution Provisions" of this contract. The beneficiary may elect to receive such death benefits in the form of: (1) a lump sum distribution; (2) an annuity payout; or (3) any distribution that is permitted under state and federal regulations and is acceptable by Nationwide. If such election is not received by the Nationwide within 60 days of the annuitant's death, the beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

Payment of the death benefit will be made or will commence within 30 days after receipt of proof of death and notification of the election.

REQUIRED DISTRIBUTIONS

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies. The following distributions will be made according to those requirements:

     (1) If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

     (2) If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner's death, provided however:

          (a) any interest payable to or for the benefit of a natural person (referred to herein as a "designated beneficiary"), may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations;

          (b) if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse's death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), then, for purposes of these distribution provisions: (a) the death of the annuitant will be treated as the death of a contract owner; (b) any change of annuitant will be treated as the death of a contract owner; and (c) in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.

The designated beneficiary must elect a method of distribution and notify Nationwide of this election within 60 days of the contract owner's death.

REQUIRED DISTRIBUTIONS FOR TAX SHELTERED ANNUITIES

Distributions from Tax Sheltered Annuities will be made according to the Minimum Distribution and Incidental Benefit ("MDIB") provisions of Section 401(a)(9) of the Internal Revenue Code. Distributions will be made to the annuitant according to the selected annuity payment option over a period not longer than:

     (a) the life of the annuitant or the joint lives of the annuitant and the annuitant's designated beneficiary; or

     (b) a period not longer than the life expectancy of the annuitant or the joint life expectancies of the annuitant and the annuitant's designated beneficiary.

Required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the annuitant.

If the annuitant's entire interest in a Tax Sheltered Annuity will be distributed in equal or substantially equal payments over a period described in
a) or b), the payments will begin on the required beginning date. The required beginning date is the later of:

     (a) April 1 of the calendar year following the calendar year in which the annuitant reaches age 70 1/2; or

     (b)  the annuitant's retirement date.

Provision (b) does not apply to any employee who is a 5% owner (as defined in Section 416 of the Internal Revenue Code) with respect to the plan year ending in the calendar year when the employee attains the age of 70 1/2.

Distribution commencing on the required distribution date must satisfy minimum distribution and incidental benefit provisions set forth in the Internal Revenue Code. Those provisions require that distributions cannot be less than the amount determined by dividing the annuitant's interest in the Tax Sheltered Annuity determined by the end of the previous calendar year by:

     (a)  the annuitant's life expectancy; or if applicable,

     (b) the joint and survivor life expectancy of the annuitant and the annuitant's beneficiary.

The life expectancies and joint life expectancies are determined by reference to Treasury Regulation 1.72-9.

If the annuitant dies before distributions begin, the interest in the Tax Sheltered Annuity must be distributed by December 31 of the calendar year in which the fifth anniversary of the annuitant's death occurs unless:

     (a) the annuitant names his or her surviving spouse as the beneficiary and the spouse chooses to receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) and beginning no later than December 31 of the year in which the annuitant would have attained age 70 1/2; or

     (b) the annuitant names a beneficiary other than his or her surviving spouse and the beneficiary elects to receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) beginning no later than December 31 of the year following the year in which the annuitant dies.

If the annuitant dies after distributions have begun, distributions must continue at least as rapidly as under the schedule used before the annuitant's death.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

REQUIRED DISTRIBUTIONS FOR INDIVIDUAL RETIREMENT ANNUITIES, SEP IRAS AND SIMPLE IRAS

Distributions from an Individual Retirement Annuity, SEP IRA or Simple IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70 1/2. Distribution may be paid in a lump sum or in substantially equal payments over:

     (a) the contract owner's life or the lives of the contract owner and his or her spouse or designated beneficiary; or

     (b) a period not longer than the life expectancy of the contract owner or the joint life expectancy of the contract owner and the contract owner's designated beneficiary.

If the contract owner dies before distributions begin, the interest in the Individual Retirement Annuity, SEP IRA or Simple IRA must be distributed by December 31 of the calendar year in which the fifth anniversary of the contract owner's death occurs, unless:

     (a) the contract owner names his or her surviving spouse as the beneficiary and such spouse chooses to:

          (1) treat the contract as an Individual Retirement Annuity, SEP IRA or Simple IRA established for his or her benefit; or

          (2) receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) and beginning no later than December 31 of the year in which the contract owner would have reached age 70 1/2; or

     (b) the contract owner names a beneficiary other than his or her surviving spouse and such beneficiary elects to receive a distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) beginning no later than December 31 of the year following the year of the contract owner's death.

Required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Individual Retirement Annuity, SEP IRA or Simple IRA of the contract owner.

If the contract owner dies after distributions have begun, distributions must continue at least as rapidly as under the schedule being used before the contract owner's death. However, a surviving spouse who is the beneficiary under the annuity payment option may treat the contract as his or her own, in the same manner as is described in section (a)(1) of this provision.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

A portion of each distribution will be included in the recipient's gross income and taxed at ordinary income tax rates. The portion of a distribution which is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non taxable distributions and total account balances at the time of the distribution. The owner of an Individual Retirement Annuity, SEP IRA or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all Individual Retirement Annuities, SEP IRA or Simple IRA.

If the contract owner dies before the entire interest in the contract has been distributed, the balance will also be included in his or her gross estate.

REQUIRED DISTRIBUTIONS FOR ROTH IRAS

The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime.

When the contract owner dies, the interest in the Roth IRA must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs, unless:

     (a) the contract owner names his or her surviving spouse as the beneficiary and the spouse chooses to:

          (1) treat the contract as a Roth IRA established for his or her benefit; or

          (2) receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) and beginning no later than December 31 of the year following the year in which the contract owner would have reached age 70 1/2; or

     (b) the contract owner names a beneficiary other than his or her surviving spouse and the beneficiary chooses to receive distribution of the contract in substantially equal payments over his or her life (or a period not longer than his or her life expectancy) beginning no later than December 31 of the year following the year in which the contract owner dies.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions" (see "Federal Tax Considerations").

FEDERAL TAX CONSIDERATIONS

FEDERAL INCOME TAXES

The tax consequences of purchasing a contract described in this prospectus will depend on:

-    the type of contract purchased;

-    the purposes for which the contract is purchased; and

- the personal circumstances of individual investors having interests in the contracts.

See "Synopsis of the Contracts" for a brief description of the various types of contracts and the different purposes for which the contracts may be purchased.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation. Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual Retirement Accounts, and custodial accounts as described in Sections 401, 408(a), and 403(b)(7) of the Internal Revenue Code), tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract. Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the contracts. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Nothing in this prospectus should be considered to be tax advice. Contract owners and prospective contract owners are encouraged to consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.

The Internal Revenue Code sets forth different income tax rules for the following types of annuity contracts:

-    Individual Retirement Annuities;

-    SEP IRAs;

-    Simple IRAs;

-    Roth IRAs;

-    Tax Sheltered Annuities; and

-    "Non-Qualified Annuities."

Individual Retirement Annuities, SEP IRAs and Simple IRAs

Distributions from Individual Retirement Annuities, SEP IRAs and Simple IRAs are generally taxed when received. If any of the amount contributed to the IRA was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59 1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. (For Simple IRAs, the 10% penalty is increased to 25% if the distribution is made during the 2 year period beginning on the date that the individual first participated in the Simple IRA.) The penalty tax can be avoided if the distribution is:

-    made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-    used for qualified higher education expenses; or

- used for expenses attributable to the purchase of a home for a qualified first-time buyer.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or non-taxable depending upon whether they are "qualified distributions" or "nonqualified distributions." A "qualified distribution" is one that satisfies the five-year rule and meets one of the following requirements:

-    it is made on or after the date on which the contract owner attains age 59
     1/2;

- it is made to a beneficiary (or the contract owner's estate) on or after the death of the contract owner;

-    it is attributable to the contract owner's disability; or

- it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The five year rule generally is satisfied if the distribution is not made within the five taxable year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not included in gross income for federal income tax purposes.

A non-qualified distribution is not includible in gross income to the extent that the distribution, when added to all previous distributions, does not exceed that total amount of contributions made to the Roth IRA. Any non-qualified distribution in excess of the aggregate amount of contributions will be included in the contract owner's gross income in the year that is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from an IRA prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59 1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

-    made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled as defined in the Internal Revenue Code;

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-    for qualified higher education expenses; or

- used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance may be included in the contract owner's gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received. A portion of each distribution is excludable from income based on a formula established pursuant to the Internal Revenue Code. The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered. Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59 1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

-    made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled as defined in the Internal Revenue Code;

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-    for qualified higher education expenses;

- used for expenses attributable to the purchase of a home for a qualified first-time buyer; or

- made to the owner after separation from service with his or her employer after age 55.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Annuity Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner's investment at the time of the distribution. Distributions, for this purpose, include partial surrenders, any portion of the contract that is assigned or pledged; or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income. The amount excludable is based on the ratio between the contract owner's investment in the contract and the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the annuitization date are treated first as a recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59 1/2. The amount of the penalty is 10% of the portion of any distribution that is includible in gross income. The penalty tax does not apply if the distribution is:

-    the result of a contract owner's death;

- the result of a contract owner's disability, as defined in the Internal Revenue Code;

- one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

-    is allocable to an investment in the contract before August 14, 1982.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals. Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code. Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.

The non-natural persons rules do not apply to all entity-owned contracts. A contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural persons rules also do not apply to contracts that are:

- acquired by the estate of a decedent by reason of the death of the decedent;

- issued in connection with certain qualified retirement plans and individual retirement plans;

- purchased by an employer upon the termination of certain qualified retirement plans.

WITHHOLDING

Pre-death distributions from the contracts are subject to federal income tax. Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise. If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

-    the distribution is made directly to another Tax Sheltered Annuity or IRA;
     or

- the distribution satisfies the minimum distribution requirements imposed by the Internal Revenue Code.

In addition, contract owners may not waive withholding if the distribution is subject to mandatory back-up withholding (if no taxpayer identification number is given or if the Internal Revenue Service notifies Nationwide that mandatory back-up withholding is required). Mandatory back-up withholding rates are 31% of income that is distributed.

NON-RESIDENT ALIENS

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:

     (1) provide Nationwide with proof of residency and citizenship (in accordance with Internal Revenue Service requirements); and

     (2)  provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another way to avoid the 30% withholding is for the non-resident alien to provide Nationwide with sufficient evidence that:

     (1) the distribution is connected to the non-resident alien's conduct of business in the United States; and

     (2) the distribution is includible in the non-resident alien's gross income for United States federal income tax purposes.

Note that these distributions may be subject to back-up withholding, currently 31%, if a correct taxpayer identification number is not provided.

FEDERAL ESTATE, GIFT, AND GENERATION SKIPPING TRANSFER TAXES

The following transfers may be considered a gift for federal gift tax purposes:

     -    a transfer of the contract from one contract owner to another; or

     -    a distribution to someone other than a contract owner.

Upon the contract owner's death, the value of the contract may subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

     (a) an individual who is two or more generations younger than the contract owner; or

     (b) certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose ONLY, "contract owner" refers to any person:

     - who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

     - who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

CHARGE FOR TAX

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

TAX CHANGES

The foregoing tax information is based on Nationwide's understanding of federal tax laws. It is NOT intended as tax advice. All information is subject to change without notice. You should consult with your tax and/or financial advisor for more information.

STATEMENTS

Nationwide will mail contract owners statements and reports. Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

     -    statements showing the contract's quarterly activity;

     - confirmation statements showing transactions that affect the contract's value. Confirmation statements will not be sent for recurring transactions. Instead, confirmation of recurring transactions will appear in the contract's quarterly statements;

Contract owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

INVESTMENTS

Nationwide intends to invest Guaranteed Period Option allocations received in fixed interest investments (bonds, mortgages, and collateralized mortgage obligations) in the same manner as Nationwide invests its general account assets. Nationwide takes into account the various maturity durations of the Guaranteed Period Options (3, 4, 5, 6, 7, 8, 9, and 10 years) and anticipated cash-flow requirements when making investments. Nationwide is not obligated to invest Guaranteed Period Option allocations in accordance with any particular investment objective, but will generally adhere to the overall investing philosophy of Nationwide. The Specified Interest Rates declared by Nationwide for the various Guaranteed Period Options will not necessarily correspond to the performance of the nonunitized separate account.

CONTRACTS AND THE DISTRIBUTION (MARKETING) OF THE GUARANTEED PERIOD OPTIONS

Nationwide Investment Services Corporation ("NISC"), acts as the national distributor of the contracts sold through this prospectus. NISC is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. NISC's address is Two Nationwide Plaza, Columbus, Ohio 43215. NISC is a wholly-owned subsidiary of Nationwide.

Contracts sold through this prospectus can be purchased through registered representatives, appointed by Nationwide, of NASD broker-dealer firms. Nationwide pays broker-dealers compensation for promoting, marketing and selling the variable life and variable annuity contracts it sponsors. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Nationwide does not expect the compensation paid to such broker-dealers (including NISC) to exceed 5.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, Nationwide may pay additional compensation to broker-dealers as part of special sales promotions. Nationwide offers these contracts on a continuous basis, however no broker dealer is obligated to sell any particular amount of contracts.

NATIONWIDE LIFE INSURANCE COMPANY

     BUSINESS ORGANIZATION

     Nationwide Life Insurance Company ("Nationwide") is an Ohio stock legal reserve life insurance company incorporated in 1929. Nationwide offers a variety of variable and fixed annuities, and life insurance products.

     Prior to January 27, 1997, Nationwide was wholly-owned by Nationwide Corporation. On that date, Nationwide Corporation contributed the outstanding shares of Nationwide's common stock to Nationwide Financial Services, Inc., a holding company formed by Nationwide Corporation in November 1996 for Nationwide and other companies within the Nationwide group that offer or distribute long-term savings and retirement products. On March 11, 1997, Nationwide Financial Services completed an initial public offering of its Class A common stock.

     During 1996 and 1997, Nationwide Corporation and Nationwide Financial Services completed certain transactions in anticipation of the initial public offering that focused the business of Nationwide Financial Services on long-term savings and retirement products. On September 24, 1996, Nationwide declared a dividend payable to Nationwide Corporation on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings and retirement products. In addition, during 1996, Nationwide entered into two reinsurance agreements whereby all of Nationwide's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. Additionally, Nationwide paid $900.0 million of dividends, $50.0 million to Nationwide Corporation on December 31, 1996 and $850.0 million to Nationwide Financial Services, which then made an equivalent dividend to Nationwide Corporation, on February 24, 1997.

     Nationwide Financial Services contributed $836.8 million to the capital of Nationwide during March 1997.

     Wholly-owned subsidiaries of Nationwide as of December 31, 1998 include Nationwide Life and Annuity Insurance Company, Nationwide Advisory Services, Inc. and Nationwide Investment Services Corporation.

     Nationwide is a member of the Nationwide group of companies, which consists of Nationwide Mutual Insurance Company and all of its subsidiaries and affiliates.

     Nationwide Life and Annuity Company offers universal life insurance, variable universal life insurance, corporate-owned life insurance and individual annuity contracts on a non-participating basis, and fixed and variable annuity products. Nationwide Advisory Services, Inc. is a registered broker-dealer providing investment management and administration services. Nationwide Investment Services Corporation, is a registered broker-dealer doing business solely in the deferred compensation market.

     DESCRIPTION OF THE BUSINESS

     Nationwide is a leading provider of long-term savings and retirement products in the United States. Nationwide develops and sells a diverse range of products including individual annuities, private and public pension plans and life insurance. By developing and offering a wide variety of products, Nationwide believes that it has positioned itself to compete effectively in various stock market and interest rate environments. Nationwide markets its products through a broad spectrum of distribution channels, including independent broker/dealers, national and regional brokerage firms, pension plan administrators, life insurance specialists, financial institutions, Nationwide Retirement Solutions sales representatives, and Nationwide agents.

     Nationwide is one of the leaders in the development and sale of variable annuities. As of December 31, 1999, Nationwide was the fifth largest writer of individual variable annuity contracts in the United States based on assets, according to The Variable Annuity Research & Data Service.

     Nationwide has grown substantially in recent years as a result of its long-term investment in developing the distribution channels necessary to reach its target customers and the products required to meet the demands of these customers. Nationwide believes its growth has been further enhanced by favorable demographic trends, the growing tendency of Americans to supplement traditional sources of retirement income with self-directed investments, such as products offered by Nationwide, and the performance of the financial markets, particularly the U.S. stock markets, in recent years.

     BUSINESS SEGMENTS

     Nationwide has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. In addition, Nationwide reports corporate revenues and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, revenues and expenses of its investment adviser subsidiary and revenues and expenses related to group annuity contracts sold to Nationwide Corporation employee benefits plans in a Corporate and Other segment.

     The Variable Annuities segment, which accounted for $290.3 million (or 47%) of Nationwide's operating income before federal income tax expense for 1999, consists of annuity contracts that provide the customer with access to a wide range of investment options, tax-deferred accumulation of savings, asset protection in event of an untimely death, and flexible payouts including a lump sum, systematic withdrawal or a stream of payments for life.

     The Fixed Annuities segment, which accounted for $177.2 million (or 29%) of Nationwide's operating income before federal income tax expense for 1999, consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, tax-deferred accumulation of savings and flexible pay out options including a lump sum, systematic withdrawal or a stream of payments for life. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment also includes the fixed option under Nationwide's variable annuity contracts, which accounted for 72% of Nationwide's fixed annuity sales in 1999 and 71% of Nationwide's fixed annuity policy reserves as of December 31, 1999. During 1999, the average crediting rates on contracts (including the fixed option under Nationwide's variable annuity contracts) in the Fixed Annuities segment was 5.59%. Approximately 87% of Nationwide's crediting rates on its fixed annuity contracts are guaranteed for a period not exceeding 15 months.

     The Life Insurance segment, which accounted for $120.8 million (or 20%) of Nationwide's operating income before federal income tax expense for 1999, is composed of a wide range of variable universal life insurance, whole life insurance, universal life insurance, term life insurance and corporate-owned life insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

     The Corporate and Other segment accounted for $29.8 million (or 4%) of Nationwide's operating income (which excludes realized gains and losses on investments) before federal income tax expense for 1999.

     RATINGS

     Ratings with respect to claims-paying ability and financial strength have become an increasingly important factor in establishing the competitive position of insurance companies. Ratings are important to maintaining public confidence in Nationwide and its ability to market its annuity and life insurance products. Rating organizations continually review the financial performance and condition of insurers, including Nationwide. Any lowering of Nationwide's ratings could have a material adverse effect on Nationwide's ability to market its products and could increase the surrender of Nationwide's annuity products. Both of these consequences could, depending upon the extent thereof, have a material adverse effect on Nationwide's liquidity and, under certain circumstances, net income. Nationwide is rated "A+" (Superior) by A.M. Best Company, Inc. and its claims-paying ability/financial strength is rated "Aa3" (Excellent) by Moody's Investor Services, Inc., "AA" (Excellent) by Standard & Poor's Corporation and "AA+" (Excellent) by Fitch Credit Rating Co.

     The foregoing ratings reflect each rating agency's opinion of Nationwide's financial strength, operating performance and ability to meet its obligations to policyholders and are not evaluations directed toward the protection of investors. Such factors are of concern to policyholders, agents and intermediaries.

     COMPETITION

     Nationwide competes with a large number of other insurers as well as non-insurance financial services companies, such as banks, broker/dealers and mutual funds, some of whom have greater financial resources, offer alternative products and, with respect to other insurers, have higher ratings than Nationwide. Nationwide believes that competition in the Nationwide's lines of business is based on price, product features, commission structure, perceived financial strength, claims-paying ratings, service and name recognition.

     On November 12, 1999, the Gramm-Leach-Bliley Act (the Act), was signed into law. The Act modernizes the regulatory framework for financial services in the United States and allows bank, securities firms and insurance companies to affiliate more directly than they have been permitted to do in the past. At this time it is not possible to predict the effect the Act will have on the financial services industry and Nationwide.

     REGULATION

     Nationwide and Nationwide Life and Annuity Insurance Company, as with other insurance companies, are subject to extensive regulation and supervision in the jurisdictions in which they do business. Such regulations limit the amount of dividends and other payments that can be paid by insurance companies without prior approval and impose restrictions on the amount and type of investments insurance companies may hold. These regulations also affect many other aspects of insurance companies' businesses, including licensing of insurers and their products and agents, risk-based capital requirements and the type and amount of required asset valuation reserve accounts. These regulations are primarily intended to protect policyholders rather than shareholders. Nationwide can not predict the effect that any proposed or future legislation may have on the financial condition or results of operations of Nationwide.

     Insurance companies are required to file detailed annual and quarterly financial statements with state insurance regulators in each of the states in which they do business, and their business and accounts are subject to examination by such agencies at any time. In addition, insurance regulators periodically examine an insurer's financial condition, adherence to statutory accounting practices and compliance with insurance department rules and regulations. Applicable state insurance laws, rather than federal bankruptcy laws, apply to the liquidation or the restructuring of insurance companies.

     As part of their routine regulatory oversight process, state insurance departments conduct detailed examinations periodically (generally once every three to four years) of the books, records and accounts of insurance companies domiciled in their states. Such examinations are generally conducted in cooperation with the departments of two or three other states under guidelines promulgated by the National Association of Insurance Commissioners. The most recently completed examination of Nationwide's insurance subsidiaries was conducted by the Ohio and Delaware insurance departments for the four-year period ended December 31, 1996. The final reports of these examinations did not result in any significant issues or adjustments.

     The payment of dividends by Nationwide is subject to restrictions set forth in the insurance laws and regulations of Ohio, its domiciliary state. The Ohio insurance laws require Ohio-domiciled life insurance companies to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding 12 months, exceeds the greater of:

          (i) 10% of statutory-basis policyholders' surplus as of the prior December 31; or

          (ii) the statutory-basis net income of the insurer for the 12-month period ending as of the prior December 31.

     The Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus.

     Earned surplus is defined under the Ohio insurance laws as the amount equal to Nationwide's unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer's policyholder surplus must be reasonable in relation to the insurer's outstanding liabilities and adequate for its financial needs. The payment of dividends by Nationwide may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on Nationwide's participating policies (measured before dividends to policyholders) that can inure to the benefit of Nationwide and its stockholders. Nationwide currently does not expect such regulatory requirements to impair its ability to pay operating expenses and dividends in the future.

     EMPLOYEES

     As of December 31, 1999, Nationwide had approximately 3,900 employees. None of the employees of Nationwide are covered by a collective bargaining agreement and Nationwide believes that its employee relations are satisfactory.

     PROPERTIES

     Nationwide's principal executive offices are located in Columbus, Ohio. Nationwide leases its home office complex, consisting of approximately 523,000 square feet, from Nationwide Mutual Insurance Company and its subsidiaries at One Nationwide Plaza, Two Nationwide Plaza and Three Nationwide Plaza, Columbus, Ohio. Nationwide believes that its present facilities are adequate for the anticipated needs of Nationwide.

     LEGAL PROCEEDINGS

     Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

     In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

     In November 1997, two plaintiffs, one who was the owner of a variable life insurance contract and the other who was the owner of a variable annuity contract, commenced a lawsuit in a federal court in Texas against Nationwide and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this lawsuit, plaintiffs sought to represent a class of variable life insurance contract owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that the performance of their underlying mutual fund option managed by American Century, whose shares may only be purchased by insurance companies, would track the performance of a mutual fund, also managed by American Century, whose shares are publicly traded. The amended complaint seeks unspecified compensatory and punitive damages. On April 27, 1998, the District Court denied, in part, and granted, in part, motions to dismiss the complaint filed by Nationwide and American Century. The remaining claims against Nationwide allege securities fraud, common law fraud, civil conspiracy, and breach of contract. The District Court, on December 2, 1998, issued an order denying plaintiffs' motion for class certification and the appeals court declined to review the order denying class certification upon interlocutory appeal. On June 11, 1999, the District Court denied the plaintiffs' motion to amend their complaint and reconsider class certification. In January 2000 Nationwide and American Century settled this lawsuit now limited to the claims of the two named plaintiffs. On February 9, 2000 the court dismissed this lawsuit with prejudice.

     On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied a motion to dismiss the amended complaint filed by Nationwide and other name defendants. Nationwide intends to defend this lawsuit vigorously.

     There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

     SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

     During the fourth quarter of 1999, no matters were submitted to a vote of security holders through the solicitation of proxies or otherwise.

     MARKET FOR NATIONWIDE'S COMMON STOCK AND RELATED SHAREHOLDER MATTERS

     There is no established public trading market for Nationwide's shares of common stock. All of the 3,814,779 shares of Nationwide's common stock issued and outstanding are owned by Nationwide Financial Services.

     Nationwide declared $236.0 million in dividends to Nationwide Financial Services during 1999. Nationwide paid cash dividends of $100.0 million to Nationwide Financial Services during 1998 and no cash dividends were paid during 1997.

     On January 1, 1997, Nationwide paid a dividend valued at $485.7 million to Nationwide Corporation consisting of the outstanding shares of common stock of Employers Life Insurance Company of Wausau, National Casualty Company and West Coast Life Insurance Company. Also, on February 24, 1997, Nationwide paid a dividend to Nationwide Financial Services, and Nationwide Financial Services paid an equivalent dividend to Nationwide Corporation, consisting of securities having an aggregate fair value of $850.0 million. The dividend payments were approved by the Department of Insurance of the State of Ohio.

     Nationwide currently does not have a formal dividend policy.

     CONSOLIDATED FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     The consolidated financial statements of Nationwide and its subsidiaries are included in a separate section of this report which is indexed in Item 11 - Exhibits, Financial Statement Schedules, and Reports.

     Semi-annual and annual reports are sent to contract owners of the variable annuity and life insurance contracts issued through registered separate accounts of Nationwide.

     The audited financial statements have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, Two Nationwide Plaza, Columbus, Ohio 43215, and upon the authority of said firm as experts in accounting and auditing.

     SELECTED FINANCIAL DATA

     The following table sets forth certain summary consolidated financial data. The consolidated income statement data set forth below for the years ended December 31, 1995 through 1999 and the consolidated balance sheet data as of December 31, 1995 through 1999 are derived from the consolidated financial statements of Nationwide. The summary consolidated financial data set forth below should be read in conjunction with the consolidated financial statements of Nationwide and notes thereto and the other financial information, including Management's Discussion and Analysis of Financial Condition and Results of Operations, included elsewhere herein.

                    Selected Consolidated Financial Data (1)
                                ($000's omitted)

                                                              As of and for the year ended December 31,
                                                            1999            1998            1997             1996            1995
Total revenues                                            2,694,464      $2,475,703      $2,217,445        1,992,838       1,798,651
Total benefits and expenses                               2,088,151       1,918,595       1,787,518        1,677,341       1,511,079
Income from continuing  operations  before federal          606,493         557,108         429,927          315,497         287,572
  income  tax  expense  and  cumulative  effect of
  changes in accounting principles
Federal income tax expense (benefit)                      (136,738)         190,381         150,195          110,889          99,808
Income from  continuing  operations  before  other          405,117         336,727         279,732          204,608         187,764
  items
Income from discontinued  operations (less federal               --              --              --           11,324          24,714
  income tax expense)
Net income                                                 $405,117        $366,727        $279,732          215,932         212,478
Total assets                                            $92,672,867     $74,342,070     $59,790,656       47,766,246      38,507,633


(1) Consolidated financial data of Nationwide as of and for the years ended December 31, 1995 and 1994 has been restated to reflect the discontinued operations treatment of certain Nationwide's subsidiaries and lines of business that were unrelated to the long-term savings and retirement products business. See note 15 to the consolidated financial statements herein for additional information regarding the discontinued operations treatment.

     MANAGEMENT'S NARRATIVE ANALYSIS OF THE RESULTS OF OPERATIONS

     INTRODUCTION

     Management's narrative analysis and results of operations of Nationwide and subsidiaries for the three years ended December 31, 1999 follows. This discussion should be read in conjunction with the consolidated financial statements and related notes included elsewhere in this report.

     Management's discussion and analysis contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations and businesses of Nationwide. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among others, the following possibilities:

     (i) the potential impact on Nationwide's reported net income that could result from the adoption of certain accounting standards issued by the FASB;

     (ii) tax law changes impacting the tax treatment of life insurance and investment products;

     (iii) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors;

     (iv) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves and other financial viability requirements;

     (v) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers;

     (vi) inability to carry out marketing and sales plans, including, among others, changes to certain products and acceptance of the revised products in the market;

     (vii) changes in interest rates and the capital markets causing a reduction of investment income or asset fees, reduction in the value of Nationwide's investment portfolio or a reduction in the demand for Nationwide's products;

     (viii) general economic and business conditions which are less favorable than expected; (ix) unanticipated changes in industry trends and ratings assigned by nationally recognized statistical rating organizations or A.M. Best Company, Inc.;

     (x) inaccuracies in assumptions regarding future persistency, mortality, morbidity and interest rates used in calculating reserve amounts; and

     (xi) failure of Nationwide's or its significant business partners and vendors to identify and correct all non-Year 2000 compliant systems or to develop and execute adequate contingency plans.

     RESULTS OF OPERATIONS

     In addition to net income, Nationwide reports net operating income, which excludes realized investment gains and losses. Net operating income is commonly used in the insurance industry as a measure of on-going earnings performance.

The following table reconciles Nationwide's reported net income to net operating income for each of the last three years.

 (in millions of dollars)                       1999        1998       1997

Net income                                     $405.1     $366.7      $279.7
Realized gains on investments, net of tax         7.6      (18.5)       (7.9)
     Net operating income                      $412.7     $348.2      $271.8


(i)      Revenues

Total revenues for 1999, excluding realized gains and losses on investments, increased to $2.70 billion compared to $2.48 billion for 1998 and $2.22 billion for 1997. The growth in revenues over the past two years has primarily been driven by increases in policy charges and net investment income. Policy charges include asset fees, which are primarily earned from separate account assets generated from sales of variable annuities and variable life insurance products; cost of insurance charges earned on universal life insurance products; administration fees, which include fees charged per contract on a variety of Nationwide's products and premium loads on universal life insurance products; and surrender fees, which are charged as a percentage of premiums withdrawn during a specified period of annuity and certain life insurance contracts. Policy charges for each of the last three years were as follows:


(in millions of dollars)                 1999          1998        1997

Asset fees                              $616.5        $494.7      $384.8
Cost of insurance charges                117.0          88.8        68.5
Administrative fees                      102.4          73.8        59.5
Surrender fees                            59.6          41.6        32.4
     Total policy charges               $895.5        $698.9      $545.2

The growth in asset fees reflects increases in total separate account assets of $16.20 billion, or 32%, in 1999 and $13.2 billion, or 35% in 1998. Record variable annuity sales and strong equity market performance in each of the last three years have resulted in separate account balances increasing 149% from $26.93 billion at the beginning of 1997 to $67.14 billion at the end of 1999.

Cost of insurance charges are assessed as a percentage of the net amount at risk on universal life insurance policies. The net amount at risk is equal to a policy's death benefit minus the related policyholder account value. The increase in cost of insurance charges is due primarily to growth in the net amount at risk related to individual variable universal life insurance reflecting expanded distribution and increased customer demand for variable life products. The net amount at risk related to individual variable universal life insurance grew to $19.76 billion at the end of 1999 compared to $14.95 billion and $10.44 billion at the end of 1998 and 1997, respectively.

The growth in administrative fees is attributable to a significant increase in premiums on individual variable life insurance policies and certain Corporate-owned life policies where the company collects a premium load. Nearly all of the increase in surrender charges over the past two years is attributable to policyholder withdrawals in the Variable Annuities segment, and is driven by an overall increase in variable annuity policy reserves and a heightened competitive environment in the individual annuity marketplace.

Net investment income includes the gross investment income earned on investments supporting fixed annuities and certain life insurance products as well as the yield on Nationwide's general account invested assets which are not allocated to product segments. Net investment income grew from $1.41 billion and $1.48 billion in 1997 and 1998, respectively, to $1.52 billion in 1999 primarily due to increased invested assets to support growth in fixed annuity and life insurance policy reserves. Fixed annuity policy reserves, which include the fixed option of Nationwide's variable annuity products, increased $704.7 million in 1998 and $1.69 billion in 1999 and were $16.59 billion as of year-end 1999. The growth in life insurance reserves was led by corporate-owned life insurance products, where fixed reserves increased $596.7 million in 1998 and $180.0 million in 1999. The increase in net investment income due to growth in invested assets was partially offset by declining investment yields in 1999 and 1998 due to lower market interest rates.

Nationwide does not consider realized gains or losses to be recurring components of earnings. Nationwide makes decisions concerning the sale of invested assets based on a variety of market, business, tax and other factors.

(ii) Benefits and Expenses

Interest credited to policyholder account balances totaled $1.10 billion in 1999 compared to $1.07 billion in 1998 and $1.02 billion in 1997 and principally relates to fixed annuity and investment life insurance products. The growth in interest credited reflects the increase in policy reserves previously discussed partially offset by reduced average crediting rates. The average crediting rate on fixed annuity policy reserves was 5.59% in 1999 compared to 5.95% and 6.12% in 1998 and 1997, respectively.

Amortization of deferred policy acquisition costs (DAC) increased to $58.1 million in 1999 and $47.3 million in 1998 principally due to the Variable Annuities segment, which accounted for $38.9 million and $36.1 million of the increases as a result of growth in the number of policies and related policy reserves in each of the last two years.

Operating expenses were $463.4 million in 1999, a 10% increase from 1998 operating expenses of $419.7 million. Operating expenses were $384.9 million in 1997. The increase reflects the growth in the number of annuity and life insurance contracts in-force, particularly related to variable annuities and variable universal life insurance, and the related increase in administrative processing costs.

Federal income tax expense was $201.4 million representing an effective tax rate of 33.2% for 1999. Federal income tax expense in 1998 and 1997 was $190.4 million and $150.2 million, respectively, representing effective rates of 34.2% and 34.9%.
(iii)    Sales Information

Sales, as measured by statutory premiums and deposits, by distribution channel for each of the last three years are summarized as follows:

(in millions of dollars)                     1999            1998         1997

Independent broker/dealers                   $5,441.6      $5004.2     $4,976.6
National or regional brokerage firms(1)         919.3        615.3            -
Financial institutions                        2,436.7      2,108.3      1,681.9
  Pension plan administrators                 1,169.7      1,015.8        916.7
     Nationwide  Retirement  Solutions
sales representatives                         2,549.0      2,470.1      1,937.0
Nationwide agents                               965.6        959.7        630.2
Life insurance specialists                      420.0         91.1            -
Total core premiums and deposits             13,901.9     12,264.5     10,142.4

Bank-owned life insurance (BOLI)                123.2        554.6        194.7
Institutional products                          577.2            -            -
Nationwide employee
     and agent benefit plans                    334.1        323.3        174.9
Total sales                                 $14,936.4    $13,142.4    $10,512.0

(1) Prior to 1998, national and regional brokerage firm sales were included in independent broker/dealer sales.

The 1998 and 1997 statutory premiums and deposits have been restated to conform to the to 1999 presentation which better reflects multi-product sales across all distribution channels.

Total core premiums and deposits represent amounts that are recurring and are the sales figures management uses to set and evaluate Nationwide's sales goals. Sales of institutional products represent sales of funding agreements that secure notes issued to foreign investors through a third party trust under Nationwide's $2 billion medium-term note program. The program was launched in July 1999 as a means to expand spread based product offerings. Nationwide excludes institutional products and BOLI sales as well as deposits into Nationwide employee and agent benefit plans from its targeted sales comparisons. Although funding agreements and BOLI contribute to asset and earnings growth they do not produce steady production flow that lends itself to meaningful comparisons. Nationwide achieved annual core sales growth of 13%, 21%, and 19% in 1999, 1998 and 1997, respectively.

Nationwide sells its products through a broad distribution network. Unaffiliated entities that sell Nationwide's products to their own customer base include independent broker/dealers, national and regional brokerage firms, pension plan administrators, life insurance specialists and financial institutions. Representatives of Nationwide or its affiliates who market products directly to a customer base identified by Nationwide include Nationwide Retirement Solutions sales representatives and Nationwide agents.

The competitive environment for individual annuity sales through the independent broker/dealer channel has become very challenging; however, total sales through this channel (including retirement plans and life insurance) were up 9% in 1999 reflecting the strength of Nationwide's multiple product strategy. Sales through financial institutions grew 16% during 1999 and 25% during 1998 driven mainly by proprietary individual annuity products sales.

The increase in sales through life insurance specialists reflects $409.2 million of corporate owned life insurance (COLI) sales in 1999 compared to $91.1 million in 1998. Nationwide Financial Services entered the COLI market in 1998 and has quickly become a market leader through a focus on mid-sized cases.

Nationwide's flagship products are marketed under The BEST of AMERICA(R) brand, and include individual and group variable annuities and variable life insurance. The BEST of AMERICA(R) products allow customers to choose from among investment options managed by premier mutual fund managers. Nationwide has also developed private label variable and fixed annuity products in conjunction with other financial services providers which allow those providers to sell products to their own customer bases under their own brand name.

Nationwide also markets group deferred compensation retirement plans to employees of state and local governments for use under Internal Revenue Code
Section 457. Nationwide utilizes its sponsorship by the National Association of Counties and The United States Conference of Mayors when marketing Internal Revenue Code Section 457 products.

Core statutory premiums and deposits by product for each of the last three years are as follows:

(in millions of dollars)                       1999          1998        1997

The Best of America(R)products:               $4,665.3     $4,661.1     $4,267.3
Private label annuities                        1,280.3       1093.3        981.9
The NEA Valuebuilder annuities                   168.5        172.6        134.8
Other                                            880.8        727.2        307.8
     Total individual annuities                6,994.9      6,654.2      5,691.8
The Best of America(R)group pension series     3,537.6      2,760.0      2,221.1
IRC Section 457 annuities                      2,190.4      2,155.3      1,716.5
Other                                             83.1         41.8         44.3
     Total group annuities                     5,811.1      4,957.1      3,981.9
Traditional/Universal life insurance             260.8        246.1        248.3
The Best of America(R)variable life series       425.9        316.0        220.4
Corporate owned life insurance                   409.2         91.1            -
     Total life insurance                      1,095.9        653.2        468.7
     Total core premiums and deposits        $13,901.9    $12,264.5    $10,142.4


BUSINESS SEGMENTS

Nationwide has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. In addition, Nationwide reports certain other revenues and expenses in a Corporate and Other segment. All information set forth below relating to Nationwide's Variable Annuities segment excludes the fixed option under Nationwide's variable annuity contracts. Such information is included in Nationwide's Fixed Annuities segment.

The following table summarizes operating income before federal income tax expense for Nationwide's business segments for each of the last three years:

(millions of dollars)             1999               1998                1997

Operating income:
     Variable annuity             $290.3             $218.4              $150.9
     Fixed annuity                 177.2              175.3               169.5
     Life insurance                120.8               88.8                66.7
     Corporate and other            29.8               46.2                31.7
                                   618.1             $528.7              $418.8

(i)      Variable Annuities

The Variable Annuities segment consists of annuity contracts that provide the customer with access to a wide range of investment options, tax-deferred accumulation of savings, asset protection in the event of an untimely death, and flexible payout options including a lump sum, systematic withdrawal or a stream of payments for life. Nationwide's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

The following table summarizes certain selected financial data for Nationwide's Variable Annuities segment for the years indicated:

(in millions of dollars)                        1999         1998        1997

INCOME STATEMENT DATA:
Revenues                                        $626.7      $ 501.6      $ 387.1
Benefits and Expenses                            336.4        283.2        236.2
Operating income before federal income tax
 expense                                        $290.3      $ 218.4      $ 150.9
OTHER DATA:
Statutory premiums and deposits(1)            $9,916.0    $ 9,543.3    $ 7,535.8
Policy reserves as of year end               $61,197.2    $46,420.8    $34,486.7
Pre-tax operating income to average policy
 reserves                                        0.55%        0.54%        0.51%

(1) Statutory data, have been derived from the Annual Statements of Nationwide's life insurance subsidiaries, as filed with insurance regulatory authorities and prepared in accordance with statutory accounting practices.

Pre-tax operating earnings reached a record $290.3 million in 1999, up 33% compared to 1998. Improved Variable Annuity segment results are primarily due to growth in asset fees partially offset by increased DAC amortization.

Asset fees were $596.6 million in 1999 up 25% from $479.1 million in 1998 and totaled $370.2 million in 1997. Asset fees are charged as a percentage of policy reserves which have increased substantially in the past three years as a result of strong net cash flows and through market appreciation on investments underlying reserves. Variable annuity policy reserves grew $14.78 billion during 1999 reaching $61.20 billion as of year end 1999 compared to growth in 1998 of $11.93 billion and year end 1998 reserves of $46.42 billion. During 1997, policy reserves increased $10.21 billion.

Sales in 1999 of $9.92 billion offset by withdrawals and surrenders totaling $6.52 billion generated net cash flows of $3.40 billion. Although 1999 net cash flows are down from the $5.28 billion and $4.85 billion achieved in 1998 and 1999, respectively, Nationwide has shown the ability to consistently generate substantial positive cash flows and increase its base of asset fee generating reserves in a very competitive environment. The increase in withdrawal and surrender activity is attributable to an increase in competition in the individual variable annuity market which has increased transfers to competitor's products and the overall aging of Nationwide's book of individual annuity business. Nationwide will introduce new products, new product features and new retention strategies during 2000 in an effort to decrease the rate of surrenders. Although the equity markets have been more volatile in recent years, equity market conditions over each of the past three years have contributed significantly to the growth in variable annuity policy reserves. Variable annuity policy reserves reflect market appreciation of $10.55 billion, $6.80 billion and $5.21 billion in 1999, 1998 and 1997, respectively.

Amortization of DAC increased 31% to $162.8 million in 1999 compared to $123.9 million and $87.8 million in 1998 and 1997, respectively. The growth in DAC amortization is consistent with the overall growth in the variable annuity business.

Efficiencies achieved through improved operating scale have enabled Nationwide to improve operating margins to 55 basis point of average policy reserves, up from 54 basis points in 1998 and 51 basis points in 1997.

(ii)  Fixed Annuities

The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate for a prescribed period, tax-deferred accumulating of savings and flexible payout options including a lump sum, systematic withdrawal or a stream of payments for life. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under Nationwide's variable annuity contracts.

The following table summarizes certain selected financial data for Nationwide's Fixed Annuities segment for the years indicated:

(in millions of dollars)                                         1999               1998                 1997

INCOME STATEMENT DATA:
Revenues:
    Net investment income                                      $1,134.5            $1,116.6            $1,098.2
    Other                                                          43.4                35.7                43.2
                                                                1,117.9             1,152.3             1,141.4
BENEFITS AND EXPENSES:
    Interest credited to policyholder account                     837.5               828.6               823.4
    balances
    Other benefits and expenses                                   163.2               148.4               148.5
                                                                1,000.7               977.0               971.9
Operating income before federal income tax expense               $177.2              $175.3              $169.5

OTHER DATA:
Statutory premiums and deposits (1)                            $3,467.2            $2,068.0            $2,137.9
Policy reserves as of year end                                $16,591.9           $14,898.9           $14,194.2
Pre-tax operating income to average policy reserves               1.14%               1.21%               1.22%

(1) Statutory data have been derived from the Annual Statements of Nationwide's life insurance subsidiaries, as filed with insurance regulatory authorities and prepared in accordance with statutory accounting practices.

Fixed annuities segment results reflect an increase in interest spread income attributable to growth in fixed annuity policy reserves offset by narrower interest margins during 1999. Interest spread is the differential between net investment income and interest credited to policyholder account balances. Interest spreads vary depending on crediting rates offered by competitors, performance of the investment portfolio, including the rate of prepayments changes in market interest rates and other factors. The following table depicts the interest margins on general account policy reserves in the Fixed Annuities segment for each of the last three years.

                                 1999               1998                1997

Net investment income             7.57%              8.02%               8.16%
Interest credited                 5.59%              5.95%               6.12%
Interest Margin                   1.98%              2.07%               2.04%

During 1998 and the first half of 1999, Nationwide experienced an increase in mortgage loan and bond prepayment fees and such income accounted for approximately 9 basis points of the interest spread in 1999 compared to 16 basis points and 8 basis points in 1998 and 1997, respectively. The recent increases in interest rates have slowed prepayment activity and Nationwide expects interest spreads to remain at 190 to 195 basis points, excluding the impact of mortgage loan and bond prepayment income.

Nationwide is able to mitigate the effects of changes in investment yields by periodically resetting the rates credited on fixed annuity contracts. As of December 31, 1999, $7.28 billion, or 44% of fixed annuity policy reserves, were in contracts where the guaranteed interest rate is reestablished each quarter.

Fixed annuity policy reserves of $5.89 billion are in contracts that adjust the crediting rate on an annual basis with portions resetting in each calendar quarter. Nationwide also has $1.39 billion of fixed annuity policy reserves that call for the crediting rate to be reset annually on each January 1 and $1.45 billion of fixed annuity policy reserves are in payout status where Nationwide has guaranteed periodic, typically monthly, payments. The remaining $574.5 million of fixed annuity policy reserves relate to funding agreements issued in conjunction with Nationwide's medium-term note program where the crediting rate is fixed for the term of the contract.

Fixed annuity policy reserves increased to $16.59 billion as of year-end compared to $14.90 billion a year ago and $14.19 billion as of the end of 1997. The 1999 growth reflects increased sales levels as well as the acquisition of Employers Life of Wausau.

Fixed annuity sales during 1999 were $3.47 billion, compared to 1998 sales of $2.07 billion. Sales in 1999 include $577.2 million of funding agreements issued in conjunction with Nationwide's medium-term note program.

Most of Nationwide's fixed annuity sales are premiums allocated to the fixed option of variable annuity contracts. Fixed annuity sales for 1999 include $2.49 billion in premiums allocated to the fixed option under a variable annuity contract, compared to $1.68 billion in 1998 and $1.67 billion in 1997. The increase in 1999 was driven by Nationwide's dollar cost averaging program that offers customers a first year bonus interest rate and transfers the account balance systematically to variable options over a six or twelve month period.

(iii)  Life Insurance

The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and also allow a customer to build cash value on a tax-deferred basis.

The following table summarizes certain selected financial data for Nationwide's Life Insurance segment for the years indicated.

(in millions of dollars)                                       1999               1998              1997

INCOME STATEMENT DATA
Revenues                                                        $646.1             $544.1            $468.3
Benefits and expenses                                            525.3              455.3             401.6
Operating income before federal income tax expense              $120.8              $88.8             $66.7
OTHER DATA
Statutory premiums(1):
    Variable universal life insurance                           $426.0             $315.9            $220.3
    Corporate-owned life insurance                               532.3              645.8             194.7
    Traditional & universal life insurance                       260.8              246.1             248.4
Policy reserves as of year end:
    Variable universal life insurance                         $1,832.3           $1,270.1            $895.6
    Corporate-owned life insurance                            $1,498.6             $903.6            $221.9
    Traditional and universal life insurance                  $2,582.9           $2,439.7          $2,369.5

(1) Statutory data have been derived from the Annual Statements of Nationwide's life insurance subsidiaries, as filed with insurance regulatory authorities and prepared in accordance with statutory accounting practices.

Life Insurance segment earnings in 1999 increased 36% to $120.8 million, up from $88.8 million a year ago and $66.7 million in 1997. Continued strong sales and reserve growth from both individual and corporate owned investment life insurance products contributed to the sharp earnings increases.

Driven primarily by increased policy charges, revenues from investment life products increased to $226.5 million in 1999 compared to $145.4 million in 1998 and $69.8 million 1997. The revenue growth reflects significantly increased policy reserve levels as individual investment life reserves increased 44% in 1999 to $1.83 billion compared to $1.27 billion a year ago and $895.6 million at the end of 1997. Corporate owned investment life reserves, which include both BOLI and corporate-owned (COLI) products reached $1.50 billion, up from $903.6 million and $221.9 million at the end of 1998 and 1997, respectively.

Pre-tax earnings from investment life products reached $53.4 million 1999 compared to $29.6 million a year ago and $14.7 million in 1997. The strong revenue growth discussed previously more than offset increased operating expenses and slightly elevated mortality experience, which continues to remain within pricing assumptions.

Traditional and universal life pre-tax earnings jumped 14% to $67.4 million in 1999 compared to $59.2 million in 1998 and were $52.0 million in 1997. The 1998 results reflect additional expenses related to the installation of a new policy administration system.

Total life insurance premiums and deposits for 1999 were $1.22 billion compared to $1.21 billion during 1998 and $663.4 million in 1997. Excluding BOLI sales of $123.2 million in 1999 and $554.7 million in 1998, life insurance sales increased 68% in 1999 and 39% in 1998. Sales in 1999 include record levels of production for individual variable life insurance and COLI, reflecting Nationwide's efforts to sell variable life through multiple channels and growing consumer and producer demand.

(iv)  Corporate and Other

The following table summarizes certain selected financial data for Nationwide's Corporate and Other segment for the years indicated:

(in millions of dollars)                    1999            1998           1997

INCOME STATEMENT DATA
Revenues                                   $252.5         $ 249.3        $ 209.5
Benefits and expenses                       222.7           203.1          177.8
Operating income before federal income
 tax expense(1)                             $29.8          $ 46.2         $ 31.7

(1)Excludes realized gains (losses) on investments.

Revenues in the Corporate and Other segment consist of net investment income on invested assets not allocated to the three product segments, investment management fees and other revenues earned from Nationwide mutual funds and net investment income and policy charges from group annuity contracts issued to Nationwide employee and agent benefit plans. During 1999, Nationwide assigned its investment advisory and related agreements associated with Nationwide mutual funds to an affiliate.

In addition to the operating revenue previously presented, Nationwide also reports realized gains and losses on investments in the Corporate and Other segment. Nationwide realized net investment (losses) gains of $(11.6) million, $28.4 million and $11.1 million during 1999, 1998 and 1997, respectively.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

(i)  Market Risk Sensitive Financial Instruments

     Nationwide is subject to potential fluctuations in earnings and the fair value of certain of its assets and liabilities, as well as variations in expected cash flows due to changes in market interest rates and equity prices. The following discussion focuses on specific exposures Nationwide has to interest rate and equity price risk and describes strategies used to manage these risks. The discussion is limited to financial instruments subject to market risks and is not intended to be a complete discussion of all the risks Nationwide is exposed to.

(ii) Interest Rate Risk

     Fluctuations in interest rates can potentially impact Nationwide's earnings and cash flows, and the fair value of its assets and liabilities. Generally, in a declining interest rate environment, Nationwide may be required to reinvest the proceeds from matured and prepaid investments at rates lower than the overall yield of the portfolio, which could reduce interest spread income. In addition, minimum guaranteed crediting rates (typically 3% or 3.5%) on certain annuity contracts could result in a reduction of Nationwide's interest spread income in the event of a significant and prolonged decline in interest rates from market rates at the end of 1999. The average crediting rate of annuity products during 1999 was 5.59%, well in excess of the guaranteed rates. Nationwide mitigates this risk by investing in assets with maturities and durations that match the expected characteristics of the liabilities and by investing in mortgage backed securities with limited prepayment exposure.

     Conversely, a rising interest rate environment could result in a reduction of interest spread income or an increase in policyholder surrenders. Investments supporting annuity liabilities generally have a weighted average maturity of seven years when purchased and therefore, the change in yield of the portfolio will lag changes in market interest rates. This lag is increased if the rate of prepayments of mortgage-backed securities slows. To the extent Nationwide sets renewal rates based on current market value rates, this will result in reduced interest spreads. Alternatively, if Nationwide sets renewal crediting rates while attempting to maintain a desired spread from the portfolio yield, the rates offered by Nationwide may be less than new money rates offered by competitors. This difference could result in an increase in surrender activity by policyholders. If Nationwide could not fund the surrenders with its cash flow from operations, Nationwide may be required to sell investments, which likely would have declined in value due to the increase in interest rates. Nationwide mitigates this risk by offering products that assess surrender charges or market value adjustments at the time of surrender, by investing in assets with maturities and durations that match the expected characteristics of the liabilities, and by investing in mortgage-backed securities with limited prepayment exposure.

(iii) Asset/Liability Management Strategies to Manage Interest Rate Risk

     Nationwide employs an asset/liability management approach tailored to the specific requirements of each of its products. Nationwide's general account investments are primarily managed in a number of pools that are segregated by weighted average maturity of the assets acquired by the pools. For fixed maturity securities and mortgages, the weighted average maturity is based on repayments which are scheduled to occur under the terms of the asset. For mortgage backed securities, repayments are determined using the current rate of repayment of the underlying mortgages and the terms of the securities. Each product line has an investment strategy based on its specific characteristics. The strategy establishes asset duration, quality and other guidelines. Nationwide determines the amount of new investments needed for each line to arrive at the amount of new investments needed for each pool by month. The investments acquired for each pool are shared on a proportional basis by each of the lines requesting investments in the pool based on their actual investment needs.

     For all business having future benefits which cannot be changed at the option of the policyholder, the underlying assets are managed in a separate pool. The duration of assets and liabilities in this pool are kept as close together as possible. For assets, the repayment cash flows, plus anticipated coupon payments, are used in calculating asset duration. Future benefits and expenses are used for liabilities. On December 31, 1999, the average duration of assets in this pool as 7.09 years and the average duration of the liabilities was 7.41 years. Policy reserves on this business were $1.5 billion as of December 31, 1999.

     Because the timing of the payment of future benefits on the majority of Nationwide's business can be changed by the policyholder, Nationwide employs cash flow testing techniques in its asset/liability management process. In addition, each year Nationwide's annuity and insurance business is analyzed to determine the adequacy of the reserves supporting such business. This analysis is accomplished by projecting the anticipated cash flows from such business and the assets required to support such business under a number of possible future interest rate scenarios. The first seven of these scenarios are required by state insurance regulation. Projections are also made using 14 additional scenarios which involve more extreme fluctuations in future interest rates. Finally, to get a statistical analysis of possible results and to minimize any bias in the 21 predetermined scenarios, additional projections are made using 50 randomly generated interest rate scenarios. For Nationwide's 1999 cash flow testing process, interest rates for 90-day treasury bills ranged from 0.73% to 11.98% under the 21 predetermined scenarios and 1.44% to 18.53% under the 50 random scenarios. Interest rates for longer maturity treasury securities had comparable ranges. The values produced by each projection are used to determine future gains or losses from Nationwide's annuity and insurance business, which, in turn, are used to quantify the adequacy of Nationwide's reserves over the entire projection period. The results of Nationwide's cash flow testing indicated that Nationwide's reserves were adequate as of December 31, 1999.

(iv) Characteristics of Interest Rate Sensitive Financial Instruments

     The following table provides information about Nationwide's financial instruments that are sensitive to changes in interest rates. Insurance contracts that subject Nationwide to significant mortality risk, including life insurance contracts and life-contingent immediate annuities, do not meet the definition of a financial instrument and are not included in the table.

(in millions of dollars)       2000         2001         2002          2003         2004      Thereafter   Total        Fair Value

ASSETS
Fixed maturity securities:
  Corporate bonds:
   Principal                  $1,088.8     $1,669.0     $1,674.3      $1,047.6       $971.6     $3,100.3     $9,551.6     $9,536.5
  Average interest rate           7.5%         7.4%         7.1%          7.1%         7.2%         7.9%
Mortgage and other asset-
 backed securities:
  Principal                     $997.2       $920.5       $761.0        $551.8      $ 448.8     $1,606.6    $ 5,285.9    $ 5,196.9
  Average interest rate           7.3%         7.3%         7.3%          7.3%         7.3%         7.4%
Other fixed maturity
securities:
  Principal                      $76.4        $70.3       $107.7         $34.0        $43.9       $207.5       $539.8       $560.6
  Average interest rate           6.4%         6.0%         7.0%          7.8%         6.5%         8.3%
Mortgage loans on real
 estate:
  Principal                     $292.8       $270.9       $369.9        $391.2       $483.2     $4,024.5     $5,832.5     $5,745.5
  Average interest rate          9.00%         8.3%         8.6%          7.8%         7.7%         7.8%
LIABILITIES
Deferred fixed annuities:
  Principal                   $2,076.0     $1,646.0     $1,448.0      $1,286.0     $1,149.0     $9,626.8    $17,231.8    $16,674.6
  Average credited rate           5.5%         5.4%         5.4%          5.4%         5.4%         5.5%
Immediate annuities:
  Principal                      $27.0        $24.0        $21.0         $19.0        $17.0       $123.0       $231.0       $237.8
  Average credited rate           7.2%         7.2%         7.2%          7.3%         7.3%         7.3%
DERIVATIVE FINANCIAL
INSTRUMENTS
Interest rate swaps:
Pay fixed/receive
variable
Notional value                     -            -          $15.0         $16.0        $90.8       $240.9       $362.7         $4.8
Weighted average pay rate          -            -           2.7%          6.6%         6.8%         6.9%
Weighted average receive           -            -           7.5%          6.1%         6.1%         6.2%
rate
Pay variable/receive fixed
Notional value                     -            -            -             -         $320.4       $285.3       $605.7      $(25.3)
Weighted average pay rate          -            -            -             -           6.4%         6.5%
Weighted average receive           -            -            -             -           3.0%         5.4%
rate
Interest rate futures:
Short positions
Contract amount/notional        $323.6       $256.0       $168.0         $22.0         $9.0         $3.0       $781.6         $1.3
Weighted average
settlement price                 $94.4        $93.4        $93.2         $93.0        $92.8        $92.6

     The following table provides information about Nationwide's financial instruments as of December 32, 1998 that are sensitive to charges in interest rates.


(in millions of dollars)       1999         2000         2001          2002         2003      Thereafter   Total        Fair Value

ASSETS
Fixed maturity securities:
  Corporate bonds:
   Principal                 $ 1,092.7     $1,049.2     $1,667.6      $1,386.3       $882.7     $2,864.0     $8,942.5     $9,364.2
  Average interest rate           8.0%         7.5%         7.3%          7.2%         7.0%         7.6%
Mortgage and other asset-backed securities:
  Principal                     $905.3       $964.3       $870.7        $588.9       $367.3       $718.3     $4,414.8     $4,499.4
  Average interest rate           7.3%         7.4%         7.2%          7.4%         7.4%         7.0%
Other fixed maturity
securities:
  Principal                       $7.8        $72.0        $54.6        $103.3        $60.6        $65.7       $364.0       $381.5
  Average interest rate           8.5%         6.4%         7.0%          6.6%         6.9%         6.8%
Mortgage loans on real estate:
  Principal                     $185.9       $373.9       $313.1        $339.5       $408.8     $3,749.6     $5,370.8     $5,527.6
  Average interest rate           9.2%         9.3%         7.0%          8.5%         7.6%         7.1%
LIABILITIES
Deferred fixed annuities:
  Principal                   $1,639.6     $1,548.3     $1,733.7      $1,232.5     $1,169.6     $8,270.7    $15,594.4    $15,282.0
  Average credited rate           5.2%         4.8%         4.5%          4.3%         4.1%         4.1%
Immediate annuities:
  Principal                      $20.6        $20.7        $22.3         $25.2        $29.9        $53.1       $171.8       $201.6
  Average credited rate           7.3%         7.3%         7.3%          7.3%         7.4%         7.4%

     Additional information about the characteristics of the financial instruments and assumptions underlying the data presented in the table above are as follows:

     Mortgage and other asset-backed securities (MBSs): The maturity year is determined based on the terms of the securities and the current rate of prepayment of the underlying pools of mortgages. Nationwide limits its exposure to prepayments by purchasing less volatile types of MBSs.

     Other Fixed Maturity Securities and Mortgage Loans on Real Estate: The maturity year is determined based on the maturity date of the security or loan.

     Deferred Fixed Annuities: the maturity year is based on the expected date of policyholder withdrawal, taking into account actual experience, current interest rates, and contract terms. Included are group annuity contracts ($9.70 billion) which are generally subject to market value adjustment upon surrender and may also be subject to surrender charges. Of the total group annuity liabilities, $7.28 billion was in contracts where the crediting rate is reset quarterly. For the remaining $2.42 billion of group annuity reserves, the crediting rate is reset annually on January 1. Also included are $5.89 billion of individual annuity liabilities where the crediting rate is reset annually, with portions resetting in each calendar quarter. Such individual annuity contracts are also subject to surrender charges calculated as a percentage of the lesser of deposits made or the amount surrendered and assessed at declining rates during the first seven years after a deposit is made. The average crediting rate is calculated as the difference between the projected yield of the assets backing the liabilities and a targeted interest spread. However, for certain individual annuities the credited rate is also adjusted to partially reflect current new money rates.

     Immediate Annuities: Included are non-life contingent contracts in payout status where Nationwide has guaranteed periodic, typically monthly, payments. The maturity year is based on the terms of the contract.

     (v) Equity Market Risk

     Asset fees calculated as a percentage of the separate account assets are a significant source of revenue to Nationwide. At December 31, 1999, 88% of separate account assets were invested in equity mutual funds. Gains and losses in the equity markets will result in corresponding increases and decreases in Nationwide's separate account assets and the reported asset fee revenue. In addition, a decrease in separate account assets may decrease Nationwide's expectations of future profit margins which may require Nationwide to accelerate the amortization of deferred policy acquisition costs.

     DIRECTORS AND EXECUTIVE OFFICERS

     Nationwide's Board of Directors currently consists of the following fifteen
     Directors:


               NAME           AGE         DIRECTOR SINCE   YEAR TERM WILL EXPIRE

Lewis J. Alphin               51              1993                2015

A. I. Bell                    54              1998                2013

Nancy C. Breit                65              1986                2001

Yvonne M. Curl                45              1998                2022

Kenneth D. Davis              46              1999                2002

Keith W. Eckel                53              1996                2014

Willard J. Engel              60              1994                2006

Fred C. Finney                53              1992                2013

Joseph J. Gasper              56              1996                2008

William G. Jurgensen          49              2000                2003

David O. Miller               61              1996                2006

Ralph M. Paige                57              1999                2002

James F. Patterson            58              1989                2007

Arden L. Shisler              58              1984                2008

Robert L. Stewart             63              1992                2004

                               EXECUTIVE OFFICERS

                 NAME                           AGE                              POSITION WITH NATIONWIDE

William G. Jurgensen                             49           Chairman and Chief Executive Officer

Joseph J. Gasper                                 56           President and Chief Operating Officer

Richard D. Headley                               51           Executive Vice President

Michael S. Helfer                                55           Executive Vice President - Corporate Strategy

Donna A. James                                   42           Executive Vice President - Chief Administrative Officer

Robert A. Oakley                                 53           Executive Vice President - Chief Financial Officer

Robert J. Woodward, Jr.                          58           Executive Vice President - Chief Investment Officer

Charles A. Bryan                                 54           Senior Vice President - Chief Actuary - Property and Casualty

John R. Cook, Jr.                                57           Senior Vice President - Chief Communications Officer

Thomas L. Crumrine                               58           Senior Vice President

David A. Diamond                                 44           Senior Vice President - Corporate Strategy

Philip C. Gath                                   52           Senior Vice President - Chief Actuary - Nationwide Financial

Patricia R. Hatler                               45           Senior Vice President, General Counsel and Secretary

David K. Hollingsworth                           47           Senior Vice President - Multi-channel and Sponsor Relations

David R. Jahn                                    51           Senior Vice President - Project Management

Richard A. Karas                                 57           Senior Vice President - Sales - Financial Services

Gregory S. Lashutka                              56           Senior Vice President - Corporate Relations

Edwin P. McCausland, Jr.                         55           Senior Vice President - Fixed Income Securities

Mark D. Phalen                                   46           Senior Vice President - Technology and Operations

Douglas C. Robinette                             46           Senior Vice President - Claims

Mark R. Thresher                                 43           Senior Vice President - Finance - Nationwide Financial

Richard M. Waggoner                              52           Senior Vice President - Life Company Operations

Susan A. Wolken                                  49           Senior Vice President - Product Management and Nationwide
                                                              Financial Marketing

Biographical information for each of the individuals listed in the above table is set forth below.

W.G. JURGENSEN has been a Director and Chief Executive Officer since 2000. Previously, he was Executive Vice President of Bank One Corporation from 1998 to May 2000. Prior to Bank One's merger with First Chicago NBD, Mr. Jurgensen served from 1990 to 1998 as Executive Vice President with First Chicago, leading various business units. For 17 years Jurgensen was with Norwest Corporation, beginning as a corporate banking officer and serving in increasingly responsible roles including president and CEO of Norwest Investment Services and management of the treasury function. His final post was Executive Vice President-Corporate Banking.

JOSEPH J. GASPER has been President and Chief Operating Officer and Director of Nationwide since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual

Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 33 years.

LEWIS J. ALPHIN has been a Director of Nationwide since 1993. Mr. Alphin owns and operates an 800-acre farm in Mt. Olive, NC. He taught agriculture business at James Sprunt Community College in Kenansville, NC for more than 22 years before retiring in 1994. He is the former board chairman of the Cape Fear Farm Credit Association, a member and former vice president, secretary/treasurer, and director of the Duplin County Agribusiness Council, and a former board member of the Southern States Cooperative (1986 to 1993). Mr. Alphin is a member of the Duplin County Farm Bureau, the North Carolina Farm Bureau, ad the Farm Credit Council. He is a member and former director of the Oak Wolfe Fire Department.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

NANCY C. BREIT has been a Director of Nationwide since 1986. Mrs. Thomas is a board member of Farm Credit Services' 4th District and serves on the advisory board of Walsh University in North Canton, OH. She is a past president and former director of the Ohio Agricultural Marketing Association and served on the boards of the Ohio Farm Bureau Federation and Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark, and as the Midwest regional representative on the American Farm Bureau women's committee.

YVONNE M. CURL has been a Director of Nationwide since April, 1998. Ms. Montgomery is senior vice president/general manager - Public Sector Worldwide/Document Solutions Group for Xerox Corporation. A resident of Washington, DC, Ms. Montgomery is in charge of providing an integrated, industry-focused portfolio of document solutions and services to the public sector worldwide. Ms. Montgomery joined Xerox in 1976 as a sales representative and progressed through management positions, including vice president-field operations and executive assistant to the chairman and CEO.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis is the immediate past president of the Ohio Farm Bureau Federation. He served as a member of the Ohio Farm Bureau Federation's board of trustees from 1989 until 1999. He served as first vice president of the board from 1994 until 1998. Mr. Davis serves on the board of directors of his local rural electric cooperatives and is a member of many agriculture organizations including the Ohio Corn Growers, Ohio Cattlemen's and Ohio Soybean associations.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc. in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. Mr. Eckel is a member of the Pennsylvania Agricultural Land Preservation Board. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. He has served as a board member and executive committee member of the American Farm Bureau Federation. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations and former board member of the Pennsylvania Vegetable Growers Association.

WILLARD J. ENGEL has been a Director of Nationwide since 1994. Mr. Engel served as general manager of Lyon County Co-Operative Oil Co. in Marshall, MN from 1975 to 1997, and occasionally serves on a consulting basis. He previously was a division manager of the Truman Farmers Elevator. He is a former director of the Western Co-op Transport in Montevideo, MN, a former director and legislative committee chairman of the Northwest Petroleum Association in St. Paul, and a former director of Farmland Industries in Kansas City.

FRED C. FINNEY has been a Director of Nationwide since 1992. Mr. Finney is the owner and operator of the Moreland Fruit Farm and operator of Melrose Orchard in Wooster, OH. He is past president of the Ohio Farm Bureau Federation, the Ohio Fruit Growers Society, Wayne County Farm Bureau, and the Westwood Ruritan Club. He is a member of the American Berry Cooperative.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been Chairman of the Board since 1998. Mr. Miller is president of Owen Potato Farm, Inc. and a partner of M&M Enterprises in Licking County, OH. He is a director and board chairman of the National Cooperative Business Association, director of Cooperative Business International and the International Cooperative Alliance, and serves on the educational executive committee of the National Council of Farmer Cooperatives. He was president of the Ohio Farm Bureau Federation from 1981 to 1985 and was vice president for six years. Mr. Miller served a two year term on the board of the American Farm Bureau Association. He is past president of the Ohio Vegetable and Potato Growers Association, and was a director of Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

JAMES F. PATTERSON has been a Director of Nationwide since April 1989. Mr. Patterson is president of Patterson Farms, Inc. and has operated Patterson Fruit Farm in Chesterland, OH since 1964. Mr. Patterson is on the boards of The Ohio State University Hospitals Health System in Cleveland, Geauga Hospital, Inc. and the National Cooperative Business Association. He is past president of the Ohio Farm Bureau Federation and former member of Cleveland Foundation's Lake and Geauga Advisory Committees.

ARDEN L. SHISLER has been a Director of Nationwide since 1984. Mr. Shisler is president and chief executive officer of K&B Transport, Inc., a trucking firm in Dalton, OH. He is a director of the National Cooperative Business Association in Washington, DC. He is a former board member and vice president of the Ohio Farm Bureau Federation and past president of the Ohio Agricultural Marketing Association, an Ohio Farm Bureau Federation subsidiary. He is a member of the Ohio Trucking Association, the Ohio Trucking Safety Council, the Wayne County Farm Bureau, Cornerstone Community Church, the Advisory Committee of The Ohio State University Agriculture Technical Institute and a board member of the Wilderness Center.

ROBERT L. STEWART has been a Director of Nationwide since 1989. Mr. Stewart is the owner and operator of Sunnydale Farms and Mining in Jewett, OH. He served on the board of the Ohio Farm Bureau Federation and as president of the Ohio Holstein Association board. Mr. Stewart was a director of the Ohio Agricultural Stabilization and Conservation Service board and Landmark, Inc. a farm supply cooperative which is now part of Indianapolis-based Countrymark.

RICHARD D. HEADLEY has been Executive Vice President for Nationwide since July 2000. Previously, he was Executive Vice President - Chief Information Technology Officer from May 1999 to July 2000. He was Senior Vice President - Chief Information Technology Officer from October 1997 to May 1999. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992 Mr. Headley held several positions with Banc One Corporation. Mr. Headly has been with Nationwide for 2 years.

MICHAEL S. HELFER has been Executive Vice President - Corporate Strategy since August 2000. He is a former partner and head of the financial institutions group at Wilmer, Cutler and Pickering, a 350-lawyer international law firm headquartered in Washington, D.C. He served as that firm's chairman and chief executive officer from 1995 to 1998.

DONNA A. JAMES has been Executive Vice President - Chief Administrative Officer since July 2000. Previously, she was Senior Vice President - Chief Human Resources Officer since May 1999. She was Senior Vice President - Human Resources from December 1997 to May 1999. Previously she was Vice President - Human Resources from July 1996 to December 1997. Prior to that time, Ms. James was Vice President - Assistant to the CEO of Nationwide from March 1996 to July 1996. From May 1994 to March 1996 she was Associate Vice President - Assistant to the CEO for Nationwide. Previously Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 18 years.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer since April 1995. Previously, he was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 24 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 35 years.

CHARLES A. BRYAN has been a Senior Vice President - Chief Actuary - Property and Casualty since 1998. Prior to joining Nationwide, Mr. Bryan was president, Chief Operating Officer of Direct Response Corporation from 1996 to 1998. Prior to that time, Mr. Bryan was a partner with Ernst & Young.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997. Mr. Cook has been with Nationwide for 2 years.

THOMAS L. CRUMRINE has been President-Nationwide Agencies since September 1997. Previously he was Senior Vice President - Property/Casualty from March 1996 to September 1997. Prior to that time he was Senior Vice President - Claims from April 1995 to March 1996, Vice President - Claims from 1993 to March 1996, Vice president Agency Sales 1991 to 1993, Vice president of agency services 1989 to 1991. Prior to that Mr. Crumrine held several positions with Nationwide. Mr. Crumrine has been with Nationwide for 32 years.

DAVID A. DIAMOND has been Senior Vice President - Corporate Strategy since December 2000. Prior to that he was Senior Vice President - Corporate Controller from August 1999 to December 2000. He was Vice President-Controller from August 1996 to August 1999. Previously, he was Vice President - Controller from October 1993 to August 1996. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 11 years.

PHILIP C. GATH has been Senior Vice President - Chief Actuary - Nationwide Financial since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 31 years.

PATRICIA R. HATLER has been Senior Vice President, General Counsel and Secretary since April 2000. Previously, she was Senior Vice President and General Counsel from July 1999 to April 2000. Prior to that time, she was General Counsel and Corporate Secretary of Independence Blue Cross from 1983 to July 1999.

DAVID K. HOLLINGSWORTH has been Senior Vice President - Multi Channel and Sponsor Relations since August 1999. Previously, he was Senior Vice President - Marketing from June 1999 to August 1999. Prior to that time, has held numerous positions within the Nationwide group of companies. Mr. Hollingsworth has been with Nationwide for 25 years.

DAVID R. JAHN has been Senior Vice President - Project Management since July 2000. Previously he was Senior Vice President - Commercial Insurance from March 1998 to July 2000. Previously, he was Vice President - Property/Casualty Operations and Vice President - Resource Management from March 1996 to January 1998. Prior to that time, Mr. Jahn has held numerous positions within the Nationwide group of companies. Mr. Jahn has been with Nationwide for 28 years.

RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 35 years.

GREGORY S. LASHUTKA has been Senior Vice President - Corporate Relations since January 2000. Previously, he was the Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. From January 1986 to December 1991, Mr. Lashutka was a Partner with Squire, Sanders & Dempsey. From January 1978 to December 1985, he was City Attorney for the City of Columbus (Ohio).

EDWIN P. MCCAUSLAND, JR. has been Senior Vice President - Fixed Income Securities since 1999. Mr. McCausland has 29 years of experience in insurance investments beginning his career in 1970 with Connecticut Mutual Life Insurance Company. He joined Phoenix Mutual Life Insurance Company in 1981 as second Vice President of Bond Investments and rising to Vice President of Pension Operations. He was Vice President and Managing Director of

Mass Mutual Life Insurance Company prior to joining Nationwide.

MARK D. PHELAN has been Senior Vice President - Technology and Operations since December 2000. Prior to that he was Senior Vice President - Chief Technology Officer from July 2000 to December 2000. Previously he was Senior Vice President
- Technology Services from 1998 to 2000. His previous management experience includes five years (1977-1982) with the data processing division's sales group at IBM Corporation. From 1982 through 1990, Mr. Phelan served as director of AT&T's Consumer Communications Services Group and he was subsequently promoted to sales vice president for the Eastern Region of the Business Communications Services Division. In 1992, he became executive vice president-sales and marketing for the Electronic Commerce Division of Checkfree Corporation, a position he held for five years. From 1997 until 1998, he was in private consulting.

DOUGLAS C. ROBINETTE has been Senior Vice President - Claims and Financial Services since 1999. Previously, he was Senior Vice President - Marketing and Product Management from May 1998 to 1999. Previously, Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau (Wausau), a member of the Nationwide group until December 1998, from September 1996 to May 1998. Prior to that time he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995 Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994 he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with the Nationwide group for 13 years.

MARK R. THRESHER has been Senior Vice President - Finance - Nationwide Financial since May 1999. He was Vice President - Controller from August 1996 to May 1999. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP from July 1988 to June 1996.

RICHARD M. WAGGONER has been Senior Vice President - Operations since May 1999. Previously, he was President of Nationwide Services from May 1997 to May 1999. Prior to that time, Mr. Waggoner has held numerous positions within the Nationwide group of companies. Mr. Waggoner has been with Nationwide for 23 years.

SUSAN A. WOLKEN has been Senior Vice President - Product Management and Nationwide Financial Marketing since May 1999. Previously, Ms. Wolken was Senior Vice President - Life Company Operations from June 1997 to May 1999. She was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 25 years.

EXECUTIVE COMPENSATION

     Pursuant to a Cost Sharing Agreement, the salaries and benefits of certain officers and employees of Nationwide and its subsidiaries, including Named Executive Officers, will be paid by Nationwide Mutual Insurance Company and reimbursed in accordance with the terms of the Cost Sharing Agreement.

     The following table provides certain information concerning compensation received by Nationwide's Chief Executive Officer and the four remaining most highly paid executive officers (the "Named Executive Officers") as of the last fiscal year, for the last three fiscal years ended December 31, 1999, 1998 and 1997 solely for services rendered to Nationwide and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation
                                                                              -----------------------------
                                               Annual Compensation                     Awards
                                         ------------------------------------------------------------------
                                                                                Restricted      Securities    Long Term
                                                               Other Annual   Stock Award(s)    Underlying    Incentive
         Name and                      Salary        Bonus     Compensation         $         Options/SARs #    Plan      All Other
    Principal Position       Year         $            $             $                                         Payouts  Compensation
------------------------- --------- ------------ ------------ -------------- --------------- --------------- ---------- ------------
Dimon R. McFerson:           1999       446,900  1,008,504(2)                        -----      109,700       -----       22,785(11)
  Chairman and Chief         1998       430,970    392,982(3)           5            -----       60,000      204,351(9)   23,278(12)
  Executive Officer -        1997       381,717    111,780(4)           5           907,147(7)   40,000      207,000(10)  21,751(13)
  Nationwide Financial
  Services, Inc.(1)
                                                                      5

  Joseph J. Gasper:          1999       512,308    952,282(2)           5            -----       78,000(8)   -----        21,492(11)
  President and Chief        1998       461,308    330,647(3)           5            -----       40,000      143,520(9)   21,491(12)
  Operating Officer          1997       358,066     97,250(4)           5           396,563(7)   30,000      155,600(10)  18,155(13)

Richard A. Karas:            1999       307,308    330,021(2)           5            -----       34,400(8)   -----        13,177(11)
  Senior Vice President -    1998       283,847    212,503(3)           5            -----       20,000       90,000(9)   13,174(12)
  Sales - Financial          1997       246,058     72,900(4)           5           167,508(7)   10,000       81,000(10)  13,020(13)
  Services

Robert J. Woodward:          1999       280,293    503,928(2)           5            -----       21,800      -----        11,406(11)
  Executive Vice             1998       236,599    209,607(3)           5            -----       12,000       80,694(9)   10,883(12)
  President - Chief          1997       223,803     53,694(4)           5           182,877(7)   10,000       73,219(10)  11,453(13)
  Investment Officer(1)

Susan A. Wolken:             1999       239,962    259,979(2)           5            71,9696     16,715(8)   -----        10,343(11)
  Senior Vice President      1998       228,654    156,978(3)           5            -----       12,000       68,700(9)    7,778(12)
  Product Management         1997       199,443     57,240(4)           5            17,625(7)    2,000       58,869(10)   8,316(13)
  and Marketing

(1) Figures in the table, other than Restricted Stock, Securities Underlying Options/Stock Appreciation Rights and All Other Compensation, represent compensation received by Mr. McFerson and Mr. Woodward for their service rendered to Nationwide Financial Services and its subsidiaries as allocated pursuant to the Cost Sharing Agreement.
(2) Represents the amount received by the Named Executive Officers under the Performance Incentive Plan (hereinafter defined) in 2000 for the 1999 award year.
(3) Represents the amount received by the Named Executive Officers under the Performance Incentive Plan in 1999 for the 1998 award year.
(4) Represents the amount received by the Named Executive Officers under the Management Incentive Plan (hereinafter defined) in 1998 for the 1997 award year.
(5) Aggregate perquisites and other personal benefits are less than the lower of $50,000 or 10% of combined salary and bonus.
(6) The following is the number of shares and value of restricted stock at the end of the last fiscal year for Ms. Wolken - 1,750 shares at a value of $48,891.
(7) The following are the number of shares and value of the restricted stock at the end of the last fiscal year for: Mr. McFerson - 15,000 shares at a value of $419,063; Mr. Gasper - 10,000 shares at a value of $279,375; Mr.

     Karas - 4,000 shares at a value of $111,750; Mr. Woodward - 3,500 shares at a value of $97,781 and Ms. Wolken - 750 shares at a value of 20,953.
(8) Mr. Gasper's options include 2,500 Villanova Capital, Inc. ("VCI") (a subsidiary of Nationwide Financial Services, Inc.) options; Mr. Karas' options include 2,000 VCI options; and Ms. Wolken's options include 1,500 VCI options.
(9) Represents the amount received by the Named Executive Officers under the Executive Incentive Plan (hereinafter defined) in 1999 for the award period 1996 - 1998.
(10) Represents the amount received by the Named Executive Officers under the Executive Incentive Plan in 1998 for the award period 1995 to 1997.
(11) Represents contributions made or credited by Nationwide Financial Services for 1999 under the Savings Plan and the DC Supplemental Plan (hereinafter defined). The following are the amounts for the Savings Plan and the DC Supplemental Plan: McFerson - $2,241 for the Savings Plan and $20,544 for the DC Supplemental Plan; Mr. Gasper - $4,800 for the Savings Plan and $16,692 for the DC Supplemental Plan; Mr. Karas - $4,800 for the Savings Plan and $8,377 for the DC Supplemental Plan; Mr. Woodward - $3,665 for the Savings Plan and $7,741 for the DC Supplemental Plan; and Ms. Wolken - $4,800 for the Savings Plan and $5,543 for the DC Supplemental Plan.
(12) Represents contributions made or credited by Nationwide Financial Services, Inc. for 1998 under the Savings Plan and the DC Supplemental Plan. The following are the amounts for the Savings Plan and the DC Supplemental Plan, and in the case of Mr. McFerson, above-market interest on deferred compensation: Mr. McFerson - $2,206 for the Savings Plan and $20,224 for the DC Supplemental Plan and $848 for the above-market interest on deferred compensation; Mr. Gasper - $4,800 for the Savings Plan and $16,691 for the DC Supplemental Plan; Mr. Karas - $4,800 for the Savings Plan and $8,374 for the DC Supplemental Plan; Mr. Woodward - $3,497 for the Savings Plan and $7,386 for the DC Supplemental Plan; and Ms. Wolken - $4,800 for the Savings Plan and $2,978 for the DC Supplemental Plan.
(13) Represents contributions made or credited by Nationwide Financial Services, Inc. for 1997 under the Savings Plan and the DC Supplemental Plan. The following are the amounts for the Savings Plan and the DC Supplemental
     Plan: Mr. McFerson - $2,142 for the Savings Plan and $19,609 for the DC Supplemental Plan; Mr. Gasper - $4,760 for the Savings Plan and $13,395 for the DC Supplemental Plan; Mr. Karas - $4,760 for the Savings Plan and $8,260 for the DC Supplemental Plan; Mr. Woodward - $3,468 for the Saving Plan and $7,985 for the DC Supplemental Plan; and Ms. Wolken - $4,760 for the Savings Plan and $3,556 for the DC Supplemental Plan.

     EXECUTIVE INCENTIVE PLAN

     Prior to May 1, 1999, Nationwide Mutual Insurance Company and certain of its subsidiaries and affiliates, including Nationwide, maintained the Executive Incentive Plan (EIP). Under the EIP, annual payments were made to the Named Executive Officers and certain other officers of the participating companies based on the achievement of measures tied to the performance of the Nationwide Mutual Insurance Company and its subsidiaries and affiliates (the "Nationwide Group") and the relevant operating company over the preceding three years. Performance measures were based on profitability and growth objectives that were established in advance by the Board of Directors of the participating company. Under the EIP, the participant was granted a target incentive amount that represented a percentage (from 10% to 30% depending on the participant's position within the participating company) of the participant's base salary. The actual amount received by the participant ranged from zero to twice the target incentive amount, depending solely on the achievement of the performance measures. Nationwide and the participating subsidiaries and affiliates terminated the EIP in May 1999. As of May 1999, the Named Executive Officers no longer participate in the EIP, but rather participated in the Performance Incentive Plan, which is later defined.

     MANAGEMENT INCENTIVE PLAN

     Prior to 1999, Nationwide Mutual Insurance Company and certain of its subsidiaries and affiliates, including Nationwide, maintain the Management Incentive Plan (MIP). Under the MIP prior to 1998, annual payments were made to the Named Executive Officers and certain other management employees of the participating companies based on the achievement of measures tied to the performance of Nationwide and the relevant operating company, the relevant business unit and the individual participant over the preceding year. Performance measures were based on profitability, growth, expense management and key strategic objectives, which were established in advance. Under the MIP, the participant was granted a target incentive amount that represented a percentage (from 5% to 15% depending on the participant's position within the participating company) of the participant's base salary. The actual amount received by the participant under the MIP ranged from zero to twice the base incentive amount, depending solely on the achievement of the performance measures.

     Nationwide and the participating subsidiaries and affiliates terminated the Management Incentive Plan, with respect to these officers, at the close of calendar year 1997, and, for all other participants at the close of calendar year 1998. Beginning in 1998, the Named Executive Officers and certain other officers of the participating companies no longer participate in the MIP, but rather participate in the Performance Incentive Plan.

     PERFORMANCE INCENTIVE PLAN

     Nationwide Mutual Insurance Company and certain of its subsidiaries and affiliates, including Nationwide, maintain the Performance Incentive Plan
     (PIP), first implemented in 1998. Under the PIP, annual payments are made to Named Executive Officers and certain other management employees of the participating companies based on the achievement of measures tied to the performance of the Nationwide, the relevant operating company, the relevant business unit and the individual participant over the preceding year. Performance measures are based on a broad series of key financial results, financial and operational comparison to external peer comparators, the extent of accomplishment of strategic initiatives, and other factors and results impacting organization performance, and further based upon individual employee performance. Under the PIP, the participant will be granted a target incentive amount that represents a percentage (from 5% to 50% depending on the participant's position within the participating company) of the participant's base salary. The actual amount received by the participant under the PIP will range from zero to no maximum factor of the participant's base salary, depending solely on the achievement of the performance measures.

     DEFERRED COMPENSATION PROGRAM

     Nationwide Mutual Insurance Company and certain of its subsidiaries and affiliates, including Nationwide, maintain a deferred compensation program (the "Officers' Deferred Compensation Program") pursuant to which officers of participating companies may elect to defer payment of amounts otherwise payable to them. An eligible officer is permitted to enter into a deferral agreement pursuant to which such officer may annually elect to defer a portion of his or her salary or incentive compensation earned during the following year. Any such election is effective prospectively. Amounts deferred under the Officer's Deferred Compensation Program will generally be payable in annual installments beginning in January of the calendar year following the calendar year in which the officer terminates employment or after the expiration and the deferral period elected by the participant. Amounts deferred under the Officers' Deferred Compensation Program are credited with interest. The interest rate is based on the fixed rate option in the Savings Plan.

     SAVINGS PLAN

     Nationwide Mutual Insurance Company and certain of its subsidiaries and affiliates, including Nationwide, maintain the Nationwide Savings Plan (the "Savings Plan"), a qualified profit-sharing plan including a qualified cash or deferred arrangement covering eligible employees of participating companies. Under the Savings Plan, participants who are not residents of Puerto Rico may elect to contribute between 1% and 22% of their compensation to accounts established on their behalf under the Savings Plan in the form of voluntary salary reductions on a pretax basis and participants who are residents of Puerto Rico may make contributions on an after-tax basis. The participating companies are obligated to make matching employer contributions, for the benefit of their participating employees, at the rate of 70% of the first 2% of compensation deferred or contributed to the Savings Plan by each employee, and 40% of the next 4% of compensation deferred or contributed by each employee to the Savings Plan. All amounts contributed to the Savings Plan are held in a separate account for each participant and are invested in one or more funds made available under the Savings Plan and selected by the participant. Normally, a participant receives the value of his or her account upon termination of employment, although a participant may withdraw all or a part of the amounts credited to his or her accounts during employment under certain circumstances including attainment of age 59 1/2, or receive a loan of a portion of his or her account balance. Under the Savings Plan, a participant is immediately vested in all amounts credited to his or her account as a result of salary deferrals (and earnings on those deferrals) or after-tax contributions (and earnings on those contributions), as applicable. A participant is vested in amounts attributable to employer matching contributions (and earnings on those contributions) over a period of five years.

     SUPPLEMENTAL DEFINED CONTRIBUTION PLAN

     Nationwide Mutual Insurance Company and certain of its subsidiaries and affiliates, including Nationwide, maintain an unfunded, nonqualified defined contribution supplemental benefit plan, the Nationwide Supplemental Defined Contribution Plan (the "DC Supplemental Plan"), which provides benefits, equal to employer matching contributions that would have been made under the Savings Plan for the participants, in the absence of the IRC
     Section 401(a)(17) limitation on compensation that can be considered and the IRC Section 402(g) limitation on amounts that can be deferred under the Savings Plan reduced by actual employer matching contributions made to the Savings Plan. Participants are limited to those officers earning in excess of $170,000 annually. Benefits under the DC Supplemental Plan vest at the same time as employer matching contributions vest under the Savings Plan.

     NATIONWIDE FINANCIAL SERVICES, INC. 1996 LONG-TERM EQUITY COMPENSATION PLAN

     The purpose of the Long Term Equity Compensation Plan (LTEP) is to benefit the stockholders of Nationwide Financial Services by encouraging high levels of performance by selected officers, directors and employees of Nationwide Financial Services and certain of its affiliates, attracting and retaining the services of such individuals and aligning the interests of such individuals with those of the stockholders.

     The LTEP provides for the grant of any or all of the following, types of awards:

          (i) stock options, including incentive stock options and non-qualified stock options, for shares of Class A Common Stock;

          (ii) stock appreciation rights, either in tandem with stock options or freestanding;

          (iii) restricted stock; and

          (iv) performance awards.

     Any stock option granted in the form of an incentive stock option must satisfy the applicable requirements of Section 422 of the Internal Revenue Code. Awards may be made to the same person on more than one occasion and may be granted singularly, in combination or in tandem as determined by Nationwide Financial Services Compensation Committee.

     The LTEP grants the Nationwide Financial Services Compensation Committee, which administers the LTEP, flexibility in creating the terms and restrictions deemed appropriate for particular awards as facts and circumstances warrant. The LTEP is intended to constitute a non-qualified, unfunded, unsecured plan for incentive and deferred compensation and is not intended to be subject to any requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Awards under the LTEP which are performance-based are intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     No awards may be granted under the LTEP after December 11, 2006, and the LTEP may be terminated by the Board of Directors of Nationwide Financial Services prior to such date. In the event of expiration or earlier termination of the LTEP, the LTEP will remain in effect until such time as all awards granted thereunder have been satisfied or have expired.

     STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The following table shows, as to Named Executive Officers in the Summary Compensation Table, certain information concerning stock options granted during the 1999 fiscal year under the Long Term Equity Compensation Plan.

           OPTION/STOCK APPRECIATION RIGHTS GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

                                    NUMBER OF       % OF TOTAL OPTIONS
                         SECURITIES GRANTED TO EXERCISE
                                    UNDERLYING         EMPLOYEES IN      PRICE OR BASE                        GRANT DATE
                                 OPTIONS GRANTED        FISCAL YEAR        PRICE $/SH                        PRESENT VALUE
             NAME                      (1)                                                EXPIRATION DATE         (2)

Dimon R. McFerson                     75,000               7.2%             $48.125      February 9, 2009     $1,508,250
                                      34,700               3.4%             $38.250      November 9, 2009       545,137
Joseph J. Gasper                      50,000               4.8%             $48.125      February 9, 2009      1,005,500
                                      25,500               2.5%             $38.250      November 9, 2009       400,605
Robert J. Woodward, Jr.               15,000               1.4%             $48.125      February 9, 2009       301,650
                                      6,800                0.7%             $38.250      November 9, 2009       106,828
Richard A. Karas                      25,000               2.4%             $48.125      February 9, 2009       502,750
                                      7,400                0.7%             $38.250      November 9, 2009       116,254
Susan A. Wolken                       9,215                0.9%             $48.125      February 9, 2009       185,314
                                      6,000                0.6%             $38.250      November 9, 2009       94,260

(1) One-third of the options granted become exercisable each year on the anniversary of the grant date. Options may be accelerated upon a change of control or certain other events of termination of employment.

(2) The estimated grant date present value dollar amounts in this column are the result of calculations made using the Black-Scholes model, a theoretical method for estimating the present value of stock options based on a complex set of assumptions. The material assumptions and adjustments incorporated in the Black-Scholes model used to estimate the value of these options include the following:

     - An exercise price on the options equal to the fair market value of the underlying stock on the date of the grant, as listed in the table.

     - The rate available at the time the grant was made on zero-coupon U.S. Government issues with a remaining term equal to the expected life. The risk-free rate was 4.91% for the February 9, 1999 grants and 5.97% for the November 9, 1999 grant.

     - Dividends at a rate of $0.30 per share for the February 9, 1999 grant and $0.40 for the November 9, 1999 grant, representing the annualized dividends paid on shares of common stock at the date of grant.

     - An option term before exercise of 5 years, which represents the typical period that options are held prior to exercise.

     - Volatility of the stock price of 42.02% for the February 9, 1999 grant, reflecting the daily stock price volatility for the one-year period prior to the grant date, and 41.23% for the November 9, 1999 grant, reflecting the daily stock price volatility for the one-year period prior to the grant date.

     - No adjustments were made for vesting requirements, non-transferability, or risk of forfeiture.

     OPTIONS/STOCK APPRECIATION RIGHTS EXERCISES AND HOLDINGS

     The following table provides information, with respect to Named Executive Officers, concerning the exercise of options and/or Stock Appreciation Rights during 1999 and unexercised options and Stock Appreciation Rights held as of fiscal year-end December 31, 1999, under the Long-Term Executive Compensation Plan.

   AGGREGATED OPTION/S STOCK APPRECIATION RIGHTS EXERCISES IN LAST FISCAL YEAR
              AND YEAR-END OPTION/STOCK APPRECIATION RIGHTS VALUES

NAME                        SHARES     VALUE REALIZED   NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED IN-THE MONEY
                         ACQUIRED ON                     UNEXERCISED OPTIONS AT FISCAL      OPTIONS AT FISCAL YEAR -END ($)
                           EXERCISE                    YEAR-END EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
Dimon R. McFerson           2,500         $31,250                44,167/163,033                      107,241/59,165
Joseph J. Gasper            _____          _____                 33,333/112,167                      88,750/44,375
Richard A Karas             _____          _____                 10,667/33,133                       29,585/14,790
Robert J. Woodward, Jr      _____          _____                 13,333/49,067                       29,585/14,790
Susan A. Wolken             _____          _____                  5,333/23,792                        5,915/2,960

PENSION PLANS

(i)  Retirement Plan

     Nationwide Mutual Insurance Company and certain of its subsidiaries and affiliates, including Nationwide, maintain a qualified defined-benefit plan, the Nationwide Retirement Plan (the "Retirement Plan"). In general, a participant's annual retirement benefit under the Retirement Plan will be equal to the sum of:

(i) 1.25% of the participant's Final Average Compensation times years of service (to a maximum of 35 years); and

(ii) 0.50% of the participant's Final Average Compensation in excess of Social Security Covered Compensation times years of service (to a maximum of 35 years).

    Final Average Compensation, for the portion of the participant's benefit which is attributable to service on or after January 1, 1996, is the average of the highest five consecutive covered compensation amounts of the participant in the participant's last 10 years of service. For the portion of a participant's benefit attributable to service prior to January 1, 1996, Final Average Compensation is the average of the highest three consecutive covered compensation amounts of the participant in the participant's last 10 years of service. Covered compensation, for purposes of determining Final Average Compensation under either method, is calculated on a calendar-year basis and includes compensation from any member company of Nationwide. With respect to Messrs. Gasper and Karas and Ms. Wolken, because each such officer's compensation is allocated solely to Nationwide Financial Services and its subsidiaries, covered compensation includes the compensation listed under the headings Salary, Bonus and Long-Term Incentive Plan Payouts shown in the Summary Compensation Table. Covered compensation for Messrs. McFerson and Woodward includes the amount set forth under the headings Salary, Bonus and Long-Term Incentive Plan shown in the Summary Compensation Table and additional compensation amounts received for services rendered to other companies of Nationwide. Social Security Covered Compensation means the average of the Social Security wage bases in effect during the 35-year period ending with the last day of the year the participant attains Social Security retirement age. The portion of a participant's benefit attributable to years of service credited prior to 1996 is also subject to post-retirement increases following the commencement of benefits or the participant's attainment of age 65, whichever is later.

     A participant becomes fully vested after the completion of five years of vesting service. The Retirement Plan generally provides for payments to or on behalf of each vested participant upon such participant's retirement on his or her normal retirement date or later, although provision is made for payment of early retirement benefits on a reduced basis commencing at age 55 for those participants with 15 or more years of vesting service or at age 62 for those with 5 or more years of vesting service. The normal retirement date under the Retirement Plan is the later of the date the participant attains age 65 or completes five years of vesting service. Death benefits are payable to a participant's spouse or, under certain circumstances, the named beneficiary, of a participant who dies with a vested benefit under the Retirement Plan or while an employee. The Retirement Plan also provides for the funding of retiree medical benefits under Section 401(h) of the Internal Revenue Code.

(ii) Excess and Supplemental Plans

     Nationwide Mutual Insurance Company and certain of its subsidiaries and affiliates, including Nationwide, maintain an unfunded, nonqualified defined-benefit excess benefit plan, the Nationwide Excess Benefit Plan (the "Excess Plan") and an unfunded, nonqualified defined-benefit supplemental benefit plan pursuant to which certain participants may receive a supplemental retirement benefit, the Nationwide Supplemental Retirement Plan (the "Supplemental Plan"). Any participant whose benefits are limited under the Retirement Plan by reason of limitations under
     Section 415 of the Internal Revenue Group on the maximum benefit that may be paid under the Retirement Plan will receive, under the Excess Plan, that portion of the benefit that he or she would have been entitled to receive under the Retirement Plan in the absence of such limitations. Officers who earn in excess of $170,000 annually, have at least 5 years of vesting service and whose benefits under the Retirement Plan are limited by reason of certain other limitations under the Internal Revenue Group, may receive benefits under the Supplemental Plan. Benefits under the Supplemental Plan will be the sum of:

          (i) 1.25% of the participant's Final Average Compensation times years of service (up to a maximum of 40 years); and

          (ii) 0.75% of the participant's Final Average Compensation in excess of Social Security Covered Compensation times years of service (up to a maximum of 40 years) reduced by benefits accrued under the Retirement Plan and the Excess Plan.

     The benefits under the Supplemental Plan, for individuals participating in that plan on January 1, 2000, and the Excess Plan vest at the same time as benefits vest under the Retirement Plan. Benefits for all other participants in the Supplemental Plan vest over a period of 5 years of participation in that plan.

     The chart below indicates the estimated maximum annual retirement benefits that a hypothetical participant would be entitled to receive under the Retirement Plan including payments made under the Excess and Supplemental Plans as a result of limitations imposed by the Internal Revenue Code, computed on a straight-life annuity basis, if retirement occurred at age 65 and the number of credited years of service and Final Average Compensation equaled the amounts indicated. For purposes of the chart, it is assumed that the Final Average Compensation is the same whether measured over the three-year averaging period that applies to service accumulated prior to 1996 or the five-year period that applies to service accumulated after 1995. In actual operation, the total benefit received under the Retirement Plan (including payments made under the Excess and Supplemental Plans) would be the total of the benefit determined based on years of service earned under each method.

                                YEARS OF SERVICE

    FINAL AVERAGE
    COMPENSATION               15                   20                  25                   30                   35

      $125,000               $30,342            $40,456               $50,570             $60,684              $70,798
      $150,000                36,905             49,206                61,508              73,809               86,111
      $175,000                48,794             65,059                81,324              97,589              113,853
      $200,000                56,294             75,059                94,824             112,589              131,353
      $225,000                63,794             85,059               106,324             127,589              148,853
      $250,000                71,294             95,059               118,824             142,589              166,353
      $300,000                86,294            115,059               143,824             172,589              201,353
      $350,000               101,294            135,059               168,824             202,589              236,353
      $400,000               116,294            155,059               193,824             232,589              271,353
      $450,000               131,294            175,059               218,824             262,589              306,353
      $500,000               146,294            195,059               243,824             292,589              341,353
      $600,000               176,294            235,059               293,824             352,589              411,353
      $700,000               206,294            275,059               343,824             412,589              481,353
      $800,000               236,294            315,059               393,824             472,589              551,353
      $900,000               266,294            355,059               443,824             532,589              621,353
      1,000,000              296,294            395,059               493,824             592,589              691,353
      1,100,000              326,294            435,059               543,824             652,589              761,353
      1,200,000              356,294            475,059               593,824             712,589              831,353

     All Named Executive Officers have a portion of their benefit calculated based on the post-1995 definition of Final Average Compensation. As of December 31, 1995, the number of credited years of service under the Retirement Plan for Messrs. McFerson, Gasper, Karas, Woodward and Ms. Wolken was 23 years, 29.5 years, 31.5 years, 31.67 years and 21.17 years, respectively. Mr. McFerson's credited years of service include, pursuant to an agreement with Nationwide Mutual Insurance Company, 8.17 years in excess of those actually earned through employment by the Nationwide. The benefit attributable to those additional years will be paid by Nationwide Mutual Insurance Company (not the Retirement Plan) and is reduced by the benefit payable under the retirement plan of Mr. McFerson's previous employer. Each of the Named Executive Officers earned additional years of service in 1996, 1997, 1998 and 1999 and their benefit for such years and all future years will be calculated under the new definition of Final Average Compensation. Covered compensation paid by Nationwide Financial Services for the fiscal year ended December 31, 1999, for Messrs. McFerson, Gasper, Karas, Woodward, and Ms. Wolken was $1,074,758, $988,802, $611,209, $525,070 and
     $465,640, respectively.

COMPENSATION COMMITTEE JOINT REPORT ON EXECUTIVE COMPENSATION

     INTRODUCTION

     Approximately 20% of the shares of Nationwide Financial Services is publicly traded. Nationwide Mutual Insurance Company through a wholly-owned subsidiary, owns approximately 80% of the outstanding shares of Nationwide Financial Services. Because Nationwide is the principal operating subsidiary of Nationwide Financial Services, the Nationwide Life Insurance Company Compensation Committee (the "Nationwide Life Compensation Committee") established all components of 1999 compensation for Nationwide Financial Services' executive officers, with the exception of stock-based incentive grants made by the Nationwide Financial Services Compensation Committee under the Long-Term Equity Compensation Plan.

     Dimon R. McFerson, Nationwide Financial Services' Chairman and Chief Executive Officer, serves also in the same capacity for Nationwide. Robert
     J. Woodward Jr., Nationwide Financial Services' Executive Vice President - Chief Investment Officer serves also in the same capacity for Nationwide. Pursuant to a Cost Sharing Agreement, compensation for Mr. McFerson and Mr. Woodward is allocated among the companies in the Nationwide Group for whom services are performed. The amounts are paid by Nationwide Mutual Insurance Company and reimbursed by the other companies in accordance with the terms of the Cost Sharing Agreement. The 1999 compensation for Mr. McFerson and Mr. Woodward reported in the compensation tables and discussed in this report is the amount allocated to Nationwide Financial Services and its subsidiaries under the Cost Sharing Agreement and is solely for services rendered to Nationwide Financial Services and its subsidiaries. Compensation for the other executives named in the compensation tables was not allocated and is their aggregate 1999 compensation for services rendered to Nationwide Financial Services and its subsidiaries.

     The Nationwide Life Compensation Committee and the Nationwide Financial Services Compensation Committee are both comprised solely of non-employee directors.

     COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Nationwide Life Compensation Committee and the Nationwide Financial Services Compensation Committee (collectively referred to herein as the "Compensation Committees") believe that the compensation program for Nationwide Financial Services' executive officers should support Nationwide Financial Services and Nationwide's vision and business strategies. In addition, compensation should be determined within a competitive framework based on overall financial results, business unit results, teamwork, and individual contributions that help build value for Nationwide Financial Services' stockholders. The primary objectives of the compensation program are to:

          -    provide a direct link between pay and performance;

          - allocate a larger percentage of executive compensation to pay that is at-risk in order to positively influence behavior and support accountability;

          - attract, retain and motivate top-caliber employees required for new business directions;

          - offer total compensation opportunities that are fully competitive with the appropriate external markets in design and pay level; and

          - emphasize the need to focus on stockholder value, in addition to providing-competitive value to customers.

     As part of the overall compensation philosophy, the Compensation Committees have determined that total compensation and each of the elements that comprise total compensation (base salary, annual incentives, long term incentives) should be targeted at the 50th percentile of the market. The Compensation Committees believe that differences in individual performance should result in significantly different levels of compensation. Therefore, individual pay delivered may be higher or lower than the 50th percentile of the market, depending on individual performance.

     Competitive market data is provided to the Compensation Committees by independent compensation consultants. This data compares Nationwide Financial Services' and the Nationwide's compensation practices to various groups of comparable companies. These comparable companies compete with Nationwide Financial Services for customers, capital and employees, and are comparable to Nationwide Financial Services in size, scope and business focus. This group includes both multi-line insurers and diversified financial organizations.

     The companies chosen for the comparable compensation group are not necessarily the same companies that would be considered a peer group of Nationwide Financial Services. The comparable compensation group includes more companies than those in the peer group because it gives the Compensation Committees a broader data base for comparison purposes.

     ELEMENTS OF 1999 EXECUTIVE COMPENSATION

     The key elements of Nationwide Financial Services' executive compensation program are base salary, annual incentives and long-term compensation. The following discussion relates to Nationwide Financial Services' executive officers other than Mr. McFerson whose compensation is discussed separately in the Compensation of the Chief Executive Officer.

     BASE SALARIES

     Base salaries offer security to executives and allow Nationwide Financial Services to attract competent executive talent and maintain a stable management team. They also allow executives to be rewarded for individual performance, and encourage the development of executives. Pay for individual performance rewards executives for achieving goals that may not be immediately evident in common financial measurements.

     Base salaries for executive officers are initially determined by evaluating executives' level of responsibility, prior experience, breadth of knowledge, internal equity, and external pay practices.

     In determining increases to base salaries for 1999, the Nationwide Life Compensation Committee considered relevant external market data, as described above in Compensation Philosophy and Objectives. However, increases to base salaries were driven primarily by individual performance that was evaluated based on levels of individual contribution to Nationwide Financial Services and Nationwide. When evaluating individual performance, the Nationwide Life Compensation Committee considered, among other things, the executive's efforts in promoting the values of Nationwide Financial Services and Nationwide; continuing educational and management training; improving product quality; developing relationships with customers, suppliers, and employees; and demonstrating leadership abilities among co-workers. No specific formula was used in evaluating individual performance, and the weighting given to each factor with respect to each executive officer was within the individual discretion and judgment of each member of the Nationwide Life Compensation Committee. Base salaries for the executive officers, including promotion and market competitive-driven increases, were increased in 1999 by an average of 13.5%, a rate comparable to the base salary increases provided at comparable companies. Executive officer salaries were established at a level that is consistent with the goals stated in Compensation Philosophy and Objectives.

     ANNUAL INCENTIVE COMPENSATION

     The Performance Incentive Plan promotes the pay-for-performance philosophy of the Compensation Committees by providing executives with direct financial rewards in the form of annual cash incentives. Awards for 1999 were based on return on equity earnings and premium growth, other key financial measures, financial and operational comparison to external peer competitors, to the extent of accomplishment of strategic initiatives, and other factors and results impacting performance for both Nationwide Financial Services and return on equity, revenue growth and expense management of Nationwide, and further based upon individual employee performance.

     Each year, the Nationwide Life Compensation Committee establishes many specific performance measures used for the Performance Incentive Plan. Participants are provided a target incentive opportunity that represents a percentage of their base salary. In 1999, individual targets ranged from 20% to 85% of base salary. Individual payouts under the Performance Incentive Plan may range from zero to no maximum factor of the individual's target incentive amount, depending on the achievement of the performance measures. For 1999, the excellent results achieved for the return on equity, the earnings and premium growth, and other financial and strategic performance measures of Nationwide Financial Services and of Nationwide resulted in a payout of 175% of target for Mr. Gasper; and an average of 192% of target for Mr. Karas, Mr. Woodward and Ms. Wolken. These amounts are reflected in the Bonus column in the Summary Compensation Table.

     LONG-TERM INCENTIVE COMPENSATION

     In keeping with the philosophy of the Compensation Committees to provide a total compensation package that favors at-risk components of pay, long-term incentives comprise a significant portion of an executive's total compensation package. When determining long-term incentive award sizes, the Compensation Committees consider the executives' levels of responsibility, position within Nationwide Financial Services, prior experience, historical award data, various performance criteria, and compensation practices at comparable companies.

     The Compensation Committees utilize the long-term incentive plan described below. This plan is designed to achieve a balance between market pay orientation and alignment of executive interests with that of stockholders.

     (i) Nationwide Financial Services, Inc. 1996 Long-Term Equity Compensation Plan

     The Long-Term Equity Compensation Plan authorizes grants of stock options, stock appreciation rights, restricted stock, and performance awards. The objectives of the Long-Term Equity Compensation Plan are to encourage high levels of performance by selected officers, directors and employees of Nationwide Financial Services and certain of its affiliates, to attract and retain the services of such individuals, and to align the interests of such individuals with those of the stockholders.

     During February 1999 and November 1999, the Nationwide Financial Services Compensation Committee made grants to executive officers and others under the Long-Term Equity Compensation Plan. Award sizes were determined based on competitive equity grant practices using the median practices at comparator companies and the individual's impact on Nationwide Financial Services' performance and were determined consistent with the goals stated in Compensation Philosophy and Objectives. The grant was awarded in non-qualified stock options that have an exercise price equal to the fair market value of the Common Stock on the date of the option grant. Such options become exercisable in equal installments over a three-year term, and expire ten years after the date of grant.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Dimon R. McFerson serves as Nationwide Financial Services' Chairman and Chief Executive Officer, as well as in the same capacity for Nationwide. Except for grants made under the Long-Term Incentive Plan in February and November 1999 by the Nationwide Financial Services Compensation Committee, all components of Mr. McFerson's compensation for 1999 were established by the Nationwide Life Compensation Committee.

     As discussed above in the Introduction, a portion of Mr. McFerson's annual compensation is allocated to Nationwide Financial Services for services rendered to Nationwide Financial Services, based on the time Mr. McFerson devotes to his responsibilities with Nationwide Financial Services. The compensation reported for Mr. McFerson in the compensation tables and discussed in this prospectus represents amounts paid for Mr. McFerson's services as Chairman and Chief Executive Officer of and Nationwide Financial Services and its subsidiaries.

     Mr. McFerson's 1999 compensation was determined pursuant to the same philosophy and objectives described earlier in this prospectus and used for all executive officers. In determining the compensation of Mr. McFerson for 1999, the Nationwide Life Compensation Committee reviewed the strong financial results of Nationwide Financial Services for 1998, Mr. McFerson's superior leadership of the Nationwide Group since 1992, his extensive experience in the industry, and his successful efforts in Nationwide Financial Services. The portion of Mr. McFerson's base salary compensation allocated to Nationwide Financial Services totaled $466,900 in 1999, an increase of 8.3% percent over 1998. This increase reflects both an adjustment in Mr. McFerson's annual base salary rate, and an increase in the cost allocation. In 1999, Mr. McFerson's annual base salary rate was increased by 5.3%. This increase positioned Mr. McFerson's base salary compensation at approximately the 50th percentile of the comparable companies.

     The portion of Mr. McFerson's annual incentive award allocated to Nationwide Financial Services earned in 1999 under the Performance Incentive Plan was $1,008,504. This award was 216% of his allocated base salary compensation, and reflected 180% of his target incentive. This payment was determined by the level of achievement of specified financial, operational and strategic goals as assessed by Nationwide's Board of Directors in their annual performance evaluation of Mr. McFerson.

     Under the Long-Term Equity Compensation Plan, the Nationwide Financial Services Compensation Committee granted Mr. McFerson 109,700 stock option shares. This number of stock option shares is slightly in excess of the maximum shares permitted to be granted per person per year under the Long Term Equity Compensation Plan prior to its amendment. The number of shares in excess of the limit, 9,700, cannot be considered as performance-based compensation at the time of their exercise under Section 162(m) of the Internal Revenue Code. In making this grant, the Nationwide Financial Services

     Compensation Committee took into account competitive levels of long-term compensation for Chief Executive Officers of major diversified insurance and financial services organizations with similar size and scope, as well as Mr. McFerson's role in the continued strategic positioning of the Nationwide Financial Services. In addition, the Nationwide Financial Services Compensation Committee reflected the Nationwide Financial Services' desire to have top officers build significant personal level of stock ownership in Nationwide Financial Services, so as to better align their interests with those of other stockholders.

     POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code provides that executive compensation in excess of $1 million will not be deductible for purposes of corporate income taxes unless it is performance-based compensation and is paid pursuant to a plan meeting certain requirements of the Internal Revenue Code. The Compensation Committees intend to continue increased reliance on performance-based compensation programs. Such programs will be designed to fulfill, in the best possible manner, future corporate business objectives. To the extent consistent with this goal, the Compensation Committees currently anticipate that such programs will also be designed to satisfy the requirements of Section 162(m) of the IRC with respect to the deductibility of compensation paid. However, the Compensation Committees may award compensation that is not fully deductible if the Compensation Committees determine that such award is consistent with their philosophy and in the best interests of Nationwide Financial Services and its stockholders.

     (i) Nationwide Financial Services Compensation Committee

     David O. Miller, Chairman

     James G. Brocksmith, Jr.

     Charles L. Fuellgraf, Jr.

     Donald L. McWhorter(1)

     (ii) Nationwide Life Insurance Company Compensation Committee

     Willard J. Engel, Chairman

     Fred C. Finney

     Robert L. Stewart

     Nancy C. Thomas

(1)  Mr. McWhorter serves as a director for Nationwide Financial Services, Inc.

EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS

     (1)   Unaudited Consolidated Financial Statements

            Consolidated Statements of Income for the nine months ended September 30, 2000 Consolidated Balance Sheets as of the nine months ended September, 2000

            Consolidated Statements of Shareholder's Equity for the nine months ended September 30, 2000

            Consolidated Statements of Cash Flows for the nine months ended September 30, 2000

            Notes to Unaudited Consolidated Financial Statements

            Management's Narrative Analysis of Results of Operations

            Other Information

     (2)   Consolidated Financial Statements:

            Independent Auditors' Report

            Consolidated Balance Sheets as of December 31, 1999 and 1998

            Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997

            Consolidated Statements of Shareholder's Equity for the years ended December 31, 1999, 1998 and 1997

            Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997

            Notes to Consolidated Financial Statements

     (3)   Financial Statement Schedules:

            Schedule I Consolidated Summary of Investments - Other Than Investments in Related Parties as of December 31, 1999

            Schedule III Supplementary Insurance Information as of December 31, 1999, 1998 and 1997 and for each of the years then ended

            Schedule IV Reinsurance as of December 31, 1999, 1998 and 1997 and for each of the years then ended

            Schedule V Valuation and Qualifying Accounts for the years ended December 31, 1999, 1998 and 1997

All other schedules are omitted because they are not applicable or required or because the required information has been included in the audited consolidated financial statements or notes thereto.

                          INTERIM FINANCIAL INFORMATION

                   UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly owned subsidiary of Nationwide
                            Financial Services, Inc.)
                        Consolidated Statements of Income
                                   (Unaudited)
                                  (in millions)


                                                                         THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                           SEPTEMBER 30,                 SEPTEMBER 30,
                                                                     ---------------------------   ---------------------------
                                                                         2000          1999            2000          1999
                                                                     ------------- -------------   ------------- -------------
REVENUES
  Policy charges                                                     $    284.8    $    231.7      $    823.5    $    656.0
  Life insurance premiums                                                  51.7          51.5           180.7         153.9
  Net investment income                                                   412.6         379.2         1,229.6       1,114.6
  Net realized (losses) gains on investments                               (2.1)          6.2           (15.9)         (7.5)
  Other                                                                     3.6          26.6            12.8          66.5
                                                                     ------------- -------------   ------------- -------------
                                                                          750.6         695.2         2,230.7       1,983.5
                                                                     ------------- -------------   ------------- -------------

BENEFITS AND EXPENSES
  Interest credited to policyholder account balances                      292.4         272.4           876.9         803.6
  Other benefits and claims                                                56.2          51.7           185.2         146.5
  Policyholder dividends on participating policies                          8.3           8.7            31.8          30.5
  Amortization of deferred policy acquisition costs                        91.6          68.6           263.7         196.1
  Other operating expenses                                                125.2         120.2           365.7         333.5
                                                                     ------------- -------------   ------------- -------------
                                                                          573.7         521.6         1,723.3       1,510.2
                                                                     ------------- -------------   ------------- -------------

  Income before federal income tax expense                                176.9         173.6           507.4         473.3
Federal income tax expense                                                 50.9          58.4           157.2         158.8
                                                                     ------------- -------------   ------------- -------------
  Net income                                                         $    126.0    $    115.2      $    350.2    $    314.5
                                                                     ============= =============   ============= =============


See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)
                           Consolidated Balance Sheets
                     (in millions, except per share amounts)


                                                                                           (UNAUDITED)
                                                                                          SEPTEMBER 30,       DECEMBER 31,
ASSETS                                                                                         2000               1999
                                                                                        ------------------- ------------------
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $14,805.1 in 2000; $15,377.3 in 1999)             $      14,809.8      $     15,294.0
      Equity securities (cost $113.3 in 2000; $84.9 in 1999)                                      129.1                92.9
   Mortgage loans on real estate, net                                                           6,113.0             5,786.3
   Real estate, net                                                                               285.6               254.8
   Policy loans                                                                                   578.7               519.6
   Other long-term investments                                                                     84.5                73.8
   Short-term investments                                                                         613.3               416.0
                                                                                        ------------------- ------------------
                                                                                               22,614.0            22,437.4
                                                                                        ------------------- ------------------

Cash                                                                                                2.0                 4.8
Accrued investment income                                                                         247.8               238.6
Deferred policy acquisition costs                                                               2,811.6             2,554.1
Other assets                                                                                      358.1               305.9
Assets held in separate accounts                                                               71,653.7            67,135.1
                                                                                        ------------------- ------------------
                                                                                        $      97,687.2      $      92,675.9
                                                                                        =================== ==================

LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                       $      21,804.4      $     21,861.6
Other liabilities                                                                               1,158.4               914.2
Liabilities related to separate accounts                                                       71,653.7            67,135.1
                                                                                        ------------------- ------------------
                                                                                               94,616.5            89,910.9
                                                                                        ------------------- ------------------

Shareholder's equity:
  Capital shares, $1 par value.  Authorized 5.0 million shares, issued and
    outstanding 3.8 million shares                                                                  3.8                 3.8
  Additional paid-in capital                                                                      766.1               766.1
  Retained earnings                                                                             2,271.2             2,011.0
  Accumulated other comprehensive income (loss)                                                    29.6               (15.9)
                                                                                        ------------------- ------------------
                                                                                                3,070.7             2,765.0
                                                                                        ------------------- ------------------
                                                                                        $      97,687.2      $     92,675.9
                                                                                        =================== ==================

See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)
                 Consolidated Statements of Shareholder's Equity
                                   (Unaudited)
                  Nine Months Ended September 30, 2000 and 1999
                                  (in millions)


                                                                                             ACCUMULATED
                                                             ADDITIONAL                         OTHER             TOTAL
                                                  COMMON      PAID-IN        RETAINED       COMPREHENSIVE     SHAREHOLDER'S
                                                  STOCK       CAPITAL        EARNINGS       INCOME (LOSS)         EQUITY
                                                ----------- ------------- --------------- ------------------------------------

BALANCE, JANUARY 1, 1999                        $     3.8   $    914.7    $    1,579.0    $        275.6     $      2,773.1
Comprehensive income:
  Net income                                          -            -             314.5               -                314.5
  Net unrealized losses on securities
      available-for-sale arising during the
        period                                        -            -               -              (238.2)            (238.2)
                                                                                                             -----------------
Total comprehensive income                                                                                             76.3
                                                                                                             -----------------
Capital contribution                                  -           26.4            87.9              23.5              137.8
Dividends to shareholder                              -         (175.0)          (11.0)              -               (186.0)
                                                ----------- ------------- --------------- ------------------------------------
BALANCE, SEPTEMBER 30, 1999                     $     3.8   $    766.1    $    1,970.4    $         60.9     $      2,801.2
                                                =========== ============= =============== ====================================


BALANCE, JANUARY 1, 2000                        $     3.8   $    766.1    $    2,011.0    $        (15.9)    $      2,765.0
Comprehensive income:
  Net income                                          -            -             350.2               -                350.2
  Net unrealized gains on securities
      available-for-sale arising during the
        period                                        -            -               -                45.5               45.5
                                                                                                             -----------------
Total comprehensive income                                                                                            395.7
                                                                                                             -----------------
Dividends to shareholder                              -            -             (90.0)              -                (90.0)
                                                ----------- ------------- --------------- ------------------------------------
BALANCE, SEPTEMBER 30, 2000                     $     3.8   $    766.1    $    2,271.2    $         29.6     $      3,070.7
                                                =========== ============= =============== ====================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)
                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                  Nine Months Ended September 30, 2000 and 1999
                                  (in millions)


                                                                                                  2000              1999
                                                                                             ---------------  ----------------
  CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                                 $      350.2    $       314.5
  Adjustments to reconcile net income to net cash provided by operating activities:
    Interest credited to policyholder account balances                                              876.9            803.6
    Capitalization of deferred policy acquisition costs                                            (586.8)          (481.6)
    Amortization of deferred policy acquisition costs                                               263.7            196.1
    Amortization and depreciation                                                                    (7.4)             3.3
    Realized losses on investments, net                                                              15.9              7.5
    Increase in accrued investment income                                                            (9.2)           (17.6)
    (Increase) decrease in other assets                                                             (53.3)            38.6
    Increase (decrease) in policy liabilities                                                         0.5            (17.1)
    Increase in other liabilities                                                                   269.7             39.1
    Other, net                                                                                       27.4             (0.6)
                                                                                             ---------------  ----------------
      Net cash provided by operating activities                                                   1,147.6            885.8
                                                                                             ---------------  ----------------

  CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturity of securities available-for-sale                                         2,479.2          1,681.9
  Proceeds from sale of securities available-for-sale                                               432.3            336.1
  Proceeds from repayments of mortgage loans on real estate                                         609.4            350.0
  Proceeds from sale of real estate                                                                   2.2              5.7
  Proceeds from repayments of policy loans and sale of other invested assets                         17.2             23.7
  Cost of securities available-for-sale acquired                                                 (2,345.8)        (2,479.9)
  Cost of mortgage loans on real estate acquired                                                   (950.1)          (452.2)
  Cost of real estate acquired                                                                       (6.1)           (11.1)
  Short-term investments, net                                                                      (197.3)           (20.5)
  Other, net                                                                                       (116.8)           (84.3)
                                                                                             ---------------  ----------------
      Net cash used in investing activities                                                         (75.8)          (650.6)
                                                                                             ---------------  ----------------

  CASH FLOWS FROM FINANCING ACTIVITIES
  Cash dividends paid                                                                              (140.0)          (188.5)
  Increase in investment product and universal life insurance product account balances            3,609.4          2,690.9
  Decrease in investment product and universal life insurance product account balances           (4,544.0)        (2,719.7)
                                                                                                              ----------------
                                                                                             ---------------
      Net cash used in financing activities                                                      (1,074.6)          (217.3)
                                                                                             ---------------  ----------------

  Net (decrease) increase in cash                                                                    (2.8)            17.9

  Cash, beginning of period                                                                           4.8              3.4
                                                                                                              ----------------
                                                                                             ---------------
  Cash, end of period                                                                         $       2.0     $       21.3
                                                                                             ===============  ================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)
              Notes to Unaudited Consolidated Financial Statements
                      Nine Months Ended September 30, 2000


(1)      Basis of Presentation

         The accompanying unaudited consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (NLIC or collectively the Company) have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities, for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. The financial information included herein reflects all adjustments (all of which are normal and recurring in nature) which are, in the opinion of management, necessary for a fair presentation of financial position and results of operations. Operating results for all periods presented are not necessarily indicative of the results that may be expected for the full year. All significant intercompany balances and transactions have been eliminated. The accompanying unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes for the year ended December 31, 1999 included in the Company's annual report on Form 10-K.

(3)      Comprehensive Income

         Comprehensive Income (Loss) includes net income as well as certain items that are reported directly within a separate component of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income (Loss) is unrealized gains (losses) on securities available-for-sale. The related before and after federal income tax amounts are as follows:

                                                                     THREE MONTHS ENDED              NINE MONTHS ENDED
           (in millions)                                               SEPTEMBER 30,                   SEPTEMBER 30,
           ----------------------------------------------------------------------------------- -------------------------------
                                                                    2000            1999            2000            1999
                                                               --------------- --------------- --------------- ---------------
           Unrealized gains (losses) on securities Available-
            for-sale arising during the period:
                Gross                                         $      116.0    $       (91.6)  $        86.6   $     (487.9)
                Adjustment  to  deferred  policy   acquisition
                   costs                                             (34.9)           15.3           (25.8)          108.7
                Related federal income tax (expense) benefit         (28.4)           29.9           (21.3)          132.5
                                                               --------------- --------------- --------------- ---------------
                     Net                                              52.7           (46.4)           39.5          (246.7)
                                                               --------------- --------------- --------------- ---------------
           Reclassification adjustment for net (gains) losses
            on securities available-for-sale realized during
              the period:
                Gross                                                 (2.9)           (2.0)            9.2            13.0
                Related federal income tax expense (benefit)           1.0             0.8            (3.2)           (4.5)
                                                               --------------- --------------- --------------- ---------------
                     Net                                              (1.9)           (1.2)            6.0             8.5
                                                               --------------- --------------- --------------- ---------------
           Total Other Comprehensive Income (Loss)             $      50.8   $       (47.6)  $        45.5   $     (238.2)
                                                               =============== =============== =============== ===============

(3)      Recently Issued Accounting Standards

         In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). FAS 133, as amended by Statement Nos. 137 and 138, is effective for fiscal years beginning after June 15, 2000 and establishes accounting and reporting standards for derivative instruments and for hedging activities. The Statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Company plans to adopt this Statement in first quarter 2001 and is currently evaluating the impact on results of operations and financial condition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)
         Notes to Unaudited Consolidated Financial Statements, Continued

(4)      Segment Disclosures

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

         The Variable Annuities segment consists of annuity contracts that provide the customer with access to a wide range of investment options, tax-deferred accumulation of savings, asset protection in the event of an untimely death and flexible payout options including lump-sum, systematic withdrawal or a stream of payments for life. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate fixed for a prescribed period, tax-deferred accumulation of savings and flexible payout options including lump-sum, systematic withdrawal or a stream of payments for life. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, which provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenues and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, certain revenues and expenses of its investment advisor and broker/dealer subsidiary, revenues and expenses related to group annuity contracts sold to Nationwide employee and agent benefit plans and all realized gains and losses on investments in a Corporate and Other segment.

         The following table summarizes the financial results of the Company's business segments for the three months ended September 30, 2000 and 1999.

                                                 VARIABLE         FIXED            LIFE         CORPORATE
         (in millions)                          ANNUITIES       ANNUITIES       INSURANCE       AND OTHER        TOTAL
         ------------------------------------ --------------- --------------- --------------- ------------------------------

          2000
         Operating revenue (1)                $       193.5   $     325.7   $      187.5    $       46.0    $     752.7
         Benefits and expenses                        105.5         276.4          148.4            43.4          573.7
                                              --------------- ------------- --------------- --------------  --------------
           Operating income before federal
             income tax expense                        88.0          49.3           39.1             2.6          179.0
         Net realized losses on investments             -             -              -              (2.1)          (2.1)
                                              --------------- ------------- --------------- --------------  --------------
         Consolidated income before
           federal income tax expense         $        88.0   $      49.3   $       39.1    $        0.5    $     176.9
                                              =============== ============= =============== ==============  ==============

         1999
         Operating revenue (1)                $       159.4   $     292.1   $      162.5    $       75.0    $     689.0
         Benefits and expenses                         86.3         248.1          130.7            56.5          521.6
                                              --------------- ------------- --------------- --------------  --------------
           Operating income before federal
             income tax expense                        73.1          44.0           31.8            18.5          167.4
         Net realized gains on investments              -             -              -               6.2            6.2
                                              --------------- ------------- --------------- --------------  --------------
         Consolidated income before
           federal income tax expense         $        73.1   $      44.0   $       31.8    $       24.7    $     173.6
                                              =============== ============= =============== ==============  ==============

------------------
(1)      Excludes net realized gains and losses on investments.

         The following table summarizes the allocation of assets to and the financial results of the Company's business segments for the nine months ended September 30, 2000 and 1999.

                                                 VARIABLE         FIXED            LIFE         CORPORATE
         (in millions)                          ANNUITIES       ANNUITIES       INSURANCE       AND OTHER        TOTAL
         ------------------------------------ --------------- --------------- --------------- ------------- --------------

         2000
         Operating revenue (1)                $      569.0    $      975.5    $      549.7    $      152.4   $    2,246.6
         Benefits and expenses                       311.5           833.8           440.8           137.2        1,723.3
                                              --------------- ------------- --------------- --------------  --------------
           Operating income before federal
             income taxes                            257.5           141.7           108.9            15.2          523.3
         Net realized losses on investments            -               -               -             (15.9)         (15.9)
                                              --------------- ------------- --------------- --------------  --------------
         Income (loss) before federal
          income taxes                        $      257.5    $      141.7    $      108.9    $       (0.7)  $      507.4
                                              =============== ============= =============== ==============  ==============

         Assets as of period end              $   66,214.3    $   17,226.3    $    7,936.0    $    6,310.6   $   97,687.2
                                              =============== ============= =============== ==============  ==============

         1999
         Operating revenue (1)                $      457.7    $      866.0    $      466.9    $      200.4   $    1,991.0
         Benefits and expenses                       247.4           733.2           376.8           152.8        1,510.2
                                              --------------- ------------- --------------- --------------  --------------
           Operating income before federal
             income taxes                            210.3           132.8            90.1            47.6          480.8
         Net realized losses on investments            -               -               -              (7.5)          (7.5)
                                              --------------- ------------- --------------- --------------  --------------
         Income before federal
          income taxes                        $      210.3    $      132.8    $       90.1    $       40.1   $     473.3
                                              =============== ============= =============== ==============  ==============

         Assets as of period end               $  53,475.8    $   16,682.4    $    6,018.2    $    6,126.3   $  82,302.7
                                              =============== ============= =============== ==============  ==============


         ----------
         (1)      Excludes net realized gains and losses on investments.

(5)      Contingencies

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

ITEM 2        MANAGEMENT'S NARRATIVE ANALYSIS OF THE RESULTS OF OPERATIONS

              INTRODUCTION

              The following analysis of unaudited consolidated results of operations of the Company should be read in conjunction with the unaudited consolidated financial statements and related notes included elsewhere herein.


              Management's discussion and analysis contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations and businesses of the Company. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward looking statements include, among others, the following possibilities: (i) the potential impact on the Company's reported net income that could result from the adoption of certain accounting standards issued by the FASB;
              (ii) tax law changes impacting the tax treatment of life insurance and investment products; (iii) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (iv) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves, and other financial viability requirements; (v) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers;
              (vi) inability to carry out marketing and sales plans, including, among others, changes to certain products and acceptance of the revised products in the market; (vii) changes in interest rates and the capital markets causing a reduction of investment income or asset fees, reduction in the value of the Company's investment portfolio or a reduction in the demand for the Company's products;
              (viii) general economic and business conditions which are less favorable than expected; (ix) unanticipated changes in industry trends and ratings assigned by nationally recognized statistical rating organizations or A.M. Best Company, Inc.; and (x) inaccuracies in assumptions regarding future persistency, mortality, morbidity and interest rates used in calculating reserve amounts.

              RESULTS OF OPERATIONS

              In addition to net income, the Company reports net operating income, which excludes net realized investment gains and losses. Net operating income is commonly used in the insurance industry as a measure of on-going earnings performance.

              The following table reconciles the Company's reported net income to net operating income.

                                                                       THREE MONTHS ENDED       NINE MONTHS ENDED
                                                                          SEPTEMBER 30,           SEPTEMBER 30,

              (in millions)                                              2000        1999        2000         1999
              --------------                                             ----        ----        ----         ----
              Net income                                              $   126.0   $   115.2   $   350.2    $   314.5
              Net realized losses (gains) on investments, net of tax        1.3        (4.0)       10.3          4.9
              Net operating income                                    $   127.3   $   111.2   $   360.5    $   319.4

              Revenues

              Total operating revenues, which exclude net realized gains and losses on investments, for third quarter 2000 increased to $752.7 million compared to $689.0 million for the same period in 1999. For the first nine months of 2000 and 1999, total operating revenues were $2.25 billion and $1.99 billion, respectively. Increases in policy charges and net investment income were the key drivers to revenue growth.

              Policy charges include asset fees, which are primarily earned from separate account assets generated from sales of variable annuities and variable life insurance products; cost of insurance charges earned on universal life insurance products; administration fees, which include fees charged per contract on a variety of the Company's products and premium loads on universal life insurance products; and surrender fees, which are charged as a percentage of premiums withdrawn during a specified period of annuity and certain life insurance contracts. Policy charges for the comparable periods of 2000 and 1999 were as follows:


                                                                    THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                      SEPTEMBER 30,               SEPTEMBER 30,
                                                                --------------------------- ---------------------------
                  (in millions)                                     2000          1999          2000          1999
                  --------------------------------------------- ------------- ------------- ------------- -------------

                  Asset fees                                    $    185.6    $    159.1    $    541.5    $    451.7
                  Cost of insurance charges                           40.4          30.5         112.5          84.8
                  Administrative fees                                 35.7          28.0          99.6          75.8
                  Surrender fees                                      23.1          14.1          69.9          43.7
                                                                ------------- ------------- ------------- -------------
                    Total policy charges                        $    284.8    $    231.7    $    823.5    $    656.0
                                                                ============= ============= ============= =============

              The growth in asset fees reflects a 25% increase in total separate account assets which reached $71.65 billion as of September 30, 2000 compared to $57.25 billion a year ago. Continued strong sales of variable annuity and variable life insurance products as well as market appreciation have contributed significantly to the increase in separate account assets.

              Cost of insurance charges are assessed as a percentage of the net amount at risk on universal life insurance policies. The net amount at risk is equal to a policy's death benefit minus the related policyholder account value. The increase in cost of insurance charges is due primarily to growth in the net amount at risk related to individual investment life insurance reflecting expanded distribution and increased customer demand for variable life insurance products. The net amount at risk related to individual variable universal life insurance grew to $23.05 billion as of September 30, 2000 compared to $18.38 billion a year ago.


              The growth in administrative fees is attributable to a significant increase in premiums on individual variable life policies and certain corporate-owned life policies where the Company collects a premium load. The increase in surrender charges is primarily attributable to policyholder withdrawals in the Variable Annuities segment, and reflects the overall increase in variable annuity policy reserves and an increase in surrender rates in the first nine months of 2000.


              Net investment income includes the gross investment income earned on investments supporting fixed annuities and certain life insurance products as well as the yield on the Company's general account invested assets which are not allocated to product segments. Net investment income grew from $379.2 million in the third quarter of 1999 to $412.6 million in the third quarter of 2000 and from $1.11 billion in the first nine months of 1999 to $1.23 billion in the first nine months of 2000. The increases were primarily due to increased invested assets to support growth in fixed annuity policy reserves coupled with an increase in average yield on the investment portfolio. Fixed annuity policy reserves, which include the fixed option of variable annuity contracts, increased $460.5 million to $16.61 billion as of the end of third quarter 2000 compared to $16.15 billion a year ago.

              Other income totaled $3.6 million in third quarter 2000, a decrease of $23.0 million from third quarter 1999. For the first nine months of 2000, other income totaled $12.8 million compared to $66.5 million in the first nine months of 1999. The decrease is due to the assignment of the Company's investment advisory and related agreements associated with Nationwide mutual funds to an affiliate.

              The Company does not consider net realized gains and losses on investments to be recurring components of earnings. The Company makes decisions concerning the sale of invested assets based on a variety of market, business, tax and other factors. Net realized (losses) gains on investments were $(2.1) million and $6.2 million for third quarter 2000 and 1999, respectively. The Company reported net realized losses on investments of $15.9 million and $7.5 million for the first nine months of 2000 and 1999, respectively. During the first nine months of 2000 the Company recognized a total of $10.5 million of realized losses on two fixed maturity security holdings.

              Benefits and Expenses

              Total benefits and expenses were $573.7 million in third quarter 2000, a 10% increase over third quarter 1999, while year-to-date 2000 benefits and expenses were $1.72 billion compared to $1.51 billion a year ago. The increase is due mainly to growth in amortization of deferred acquisition costs (DAC) and interest credited. Additionally, other policyholder benefits and other operating expenses were up approximately 6% compared to the year ago third quarter and up 15% compared to the nine-month period a year ago.

              The significant growth in the Variable Annuities segment business coupled with an increase in lapse rates, which resulted in additional surrender fee income, are the primary reasons for the increase in amortization of DAC, which totaled $91.6 million and $68.6 million in third quarter 2000 and 1999, respectively. On a year-to-date basis, amortization of DAC totaled $263.7 million in 2000 compared to $196.1 million in 1999.

              Consistent with the growth in fixed annuity business and higher crediting rates, interest credited increased to $292.4 million for the third quarter of 2000 compared to $272.4 million a year ago. For the first nine months of 2000, interest credited increased $73.3 million to $876.9 million as compared to 1999.

              Federal income tax expense was $50.9 million in third quarter 2000 compared to $58.4 million in third quarter 1999, representing effective tax rates of 28.8% and 33.6% for third quarter 2000 and 1999 respectively. For the first nine months of 2000 and 1999 federal income tax expense was $157.2 million and $158.8 million, representing effective tax rates of 31.0% and 33.6%, respectively. An increase in tax exempt income and investment tax credits resulted in the decrease in effective rates.

              Recently Issued Accounting Standards

              See note 3 to the unaudited consolidated financial statements for a discussion of recently issued accounting standards.

              Sales Information

              The following table summarizes total Company sales, excluding internal replacements, by business segment.

                                                                        THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                          SEPTEMBER 30,               SEPTEMBER 30,
                                                                    --------------------------- ---------------------------
              (in millions)                                             2000          1999          2000          1999
              ----------------------------------------------------- ------------- ------------- ------------- -------------
              Variable annuity deposits                             $  2,801.0    $  2,470.2    $  9,357.5    $  7,552.5
              Fixed annuity deposits                                     785.8         756.2       2,372.1       2,122.5
              Life insurance premiums                                    367.9         311.0       1,075.2         763.4
                                                                    ------------- ------------- ------------- -------------
                Total core premiums and deposits                       3,954.7       3,537.4      12,804.8      10,438.4
              Internal replacements
                                                                        (451.3)       (169.7)     (1,344.8)       (425.3)
                                                                    ------------- ------------- ------------- -------------
                Total core sales                                       3,503.4       3,367.7      11,460.0      10,013.1
                                                                    ------------- ------------- ------------- -------------
              Bank-owned life insurance (BOLI)                             -             -           328.7          86.7
              Institutional products                                     484.2         316.9         808.7         316.9
              Nationwide employee and agent benefit plans                103.8          92.1         239.7         282.2
                                                                    ------------- ------------- ------------- -------------
                Total sales                                         $    4,091.4  $  3,776.7    $ 12,837.1    $ 10,698.9
                                                                    ============= ============= ============= =============

     Total core sales represent amounts that are recurring and are the sales figures management uses to set and evaluate the Company's sales goals. The Company reports statutory premiums and deposits related to life insurance and annuity products as core sales.

     Sales of institutional products represent sales of funding agreements that secure notes issued to foreign investors through a third party trust under the Company's $2 billion medium-term note program. The program was launched in July 1999 as a means to expand spread based product offerings. The Company excludes institutional products and BOLI sales as well as deposits into Nationwide employee and agent benefit plans from its targeted core sales. Although funding agreements and BOLI contribute to asset and earnings growth, they do not produce steady production flow that lends itself to meaningful comparisons. BOLI sales in 2000 include $300.0 million from an affiliate. Also, included in the third quarter and nine-month sales in 2000 is $70.0 million of corporate-owned life insurance from an affiliate, which is reported in the Nationwide employee and agent benefit plans. The Company also excludes internal replacements from core sales.

     Total core sales reached $3.50 billion in the third quarter of 2000, an increase of 4% over 1999, while year-to-date core sales increased 14% over 1999. Total annuity sales, net of internal replacements, contributed $3.14 billion and $3.06 billion in the third quarter of 2000 and 1999, respectively. Core life insurance sales for third quarter 2000 were up 18% to $367.9 million with individual variable universal life and corporate-owned life products leading the growth.


     The Company sells its products through a broad distribution network. Unaffiliated entities that sell the Company's products to their own customer base include independent broker/dealers, brokerage firms, pension plan administrators, life insurance specialists and financial institutions. Representatives of the Company or its affiliates who market products directly to a customer base identified by the Company include Nationwide Retirement Solutions sales representatives and Nationwide agents.

              Core sales by distribution channel are summarized as follows:

                                                                THREE MONTHS ENDED,          NINE MONTHS ENDED,
                                                                   SEPTEMBER 30,               SEPTEMBER 30,
                                                             --------------------------- ---------------------------
              (in millions)                                      2000          1999          2000          1999
              ---------------------------------------------- ------------- ------------- ------------- -------------
              Independent broker/dealers                     $   1,449.2   $   1,331.6   $   4,593.2  $    3,952.6

              Brokerage firms                                                                  902.8
                                                                  294.5         207.3                        655.7
              Financial institutions                                                         2,148.0
                                                                  743.6         609.4                      1,780.3
              Pension plan administrators                                                      819.6
                                                                  228.7         261.2                        934.4
              Nationwide        Retirement        Solutions
              sales            representatives                                               1,894.4
                                                                  447.9         623.0                      1,830.9
              Nationwide agents                                                                619.5
                                                                  184.6         189.5                        573.0
              Life specialists                                                                 482.5
                                                                  154.9         145.7                        286.2
                                                             ------------- ------------- ------------- -------------
                Total core sales                             $  3,503.4   $   3,367.7     $ 11,460.0   $  10,013.1
                                                             ============= ============= ============= =============

              Sales through independent broker/dealers increased 9% and 16% for the three months and nine months ended September 30, 2000, respectively. The hiring of additional wholesalers and certain product enhancements have contributed to the growth. Sales through financial institutions increased as we continue to add banks which sell our products.

              The Company's flagship products are marketed under The BEST of AMERICA(R) brand, and include individual and group variable annuities and variable life insurance. The BEST of AMERICA(R) products allow customers to choose from investment options managed by premier mutual fund managers. The Company has also developed private label variable and fixed annuity products in conjunction with other financial services providers which allow those providers to sell products to their own customer bases under their own brand name.

              The Company also markets group deferred compensation retirement plans to employees of state and local governments for use under Internal Revenue Code (IRC) Section 457. The Company utilizes its sponsorship by the National Association of Counties and The United States Conference of Mayors when marketing IRC Section 457 products.

                    Core sales by product are summarized as follows:

                                                                   THREE MONTHS ENDED,           NINE MONTHS ENDED
                                                                      SEPTEMBER 30,                SEPTEMBER 30,
                                                                --------------------------- ----------------------------
                  (in millions)                                     2000          1999          2000          1999
                  --------------------------------------------- ------------- ------------- ----------------------------

                  BEST of AMERICA(R)products                    $   1,430.2    $  1,176.4   $   4,371.8   $   3,609.1
                  Private label annuities                             235.6         321.8         784.3         987.0
                  Other                                               133.6         106.5         411.9         301.1
                                                                ------------- ------------- ------------  --------------
                    Total individual annuities                      1,799.4       1,604.7       5,568.0       4,897.2
                                                                ------------- ------------- ------------  --------------

                  BEST of AMERICA(R)group pension series              897.3         891.7       3,046.4       2,681.0
                  IRC Section 457 annuities                           427.7         550.9       1,733.0       1,603.4
                  Other                                                11.1           9.4          37.4          68.1
                                                                ------------- ------------- ------------  --------------
                    Total group annuities                           1,336.1       1,452.0       4,816.8       4,352.5
                                                                ------------- ------------- ------------  --------------

                  BEST of AMERICA(R)variable life series              155.8         107.8         419.2         297.9

                  Corporate-owned life insurance                      152.9         145.7         476.2         286.2

                  Traditional/Universal life insurance                 59.2          57.5         179.8         179.3

                                                                ------------- ------------- ------------  --------------
                     Total life insurance                             367.9         311.0       1,075.2         763.4
                                                                ------------- ------------- ------------  --------------
                     Total core sales                           $   3,503.4   $   3,367.7   $  11,460.0   $  10,013.1
                                                                ============= ============= ============  ==============

              BUSINESS SEGMENTS

              The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. In addition, the Company reports certain other revenues and expenses in a Corporate and Other segment. All information set forth below relating to the Company's Variable Annuities segment excludes the fixed option under the Company's variable annuity contracts. Such information is included in the Company's Fixed Annuities segment.

              The following table summarizes operating income before federal income tax expense for the Company's business segments.

                                                           THREE MONTHS ENDED           NINE MONTHS ENDED
                                                             SEPTEMBER 30,                SEPTEMBER 30,
                                                       --------------------------- ----------------------------
                  (in millions)                            2000          1999          2000          1999
                  ------------------------------------ ------------- ------------- ----------------------------

                  Variable Annuities                   $     88.0    $     73.1    $     257.5   $    210.3
                  Fixed Annuities                            49.3          44.0          141.7        132.8
                  Life Insurance                             39.1          31.8          108.9         90.1
                  Corporate and Other                         2.6          18.5           15.2         47.6
                                                       ------------- ------------- ------------- --------------
                                                       $    179.0    $    167.4    $     523.3   $    480.8
                                                       ============= ============= ============= ==============

              Variable Annuities

              The Variable Annuities segment consists of annuity contracts that provide the customer with access to a wide range of investment options, tax-deferred accumulation of savings, asset protection in the event of an untimely death and flexible payout options including lump-sum, systematic withdrawal or a stream of payments for life. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

              The following table summarizes certain selected financial data for the Company's Variable Annuities segment for the periods indicated.

                                                                        THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                SEPTEMBER 30,
                                                                    --------------------------- ----------------------------
              (in millions)                                             2000          1999          2000          1999
              ----------------------------------------------------- ------------- ------------- ------------- --------------

              INCOME STATEMENT DATA
              Revenues                                              $    193.5    $    159.4    $    569.0    $       457.7
              Benefits and expenses                                      105.5          86.3         311.5            247.4
                                                                    ------------- ------------- ------------- --------------
              Operating income before federal income tax expense    $     88.0    $     73.1    $    257.5    $       210.3
                                                                    ============= ============= ============= ==============

              OTHER DATA
              Statutory premiums and deposits (1)                   $  2,801.0    $  2,470.2    $  9,357.5    $     7,552.5
              Policy reserves as of period end:
                Individual                                          $ 38,781.2    $ 32,106.0
                Group                                                 25,145.2      19,993.0
                                                                    ------------- -------------
              Total                                                 $ 63,926.4   $  52,099.0
                                                                    ============= =============

              Pre-tax operating income to average policy reserves        0.55%         0.56%      0.55%             0.56%

              ----------
              (1) Statutory amounts have been derived from the Quarterly
                  Statements of the Company's life insurance subsidiaries, as filed with insurance regulatory authorities and prepared in accordance with statutory accounting practices which differ from Generally Accepted Accounting Principles.



              Variable annuity segment results reflect substantially increased asset fee revenue partially offset by increases in DAC amortization and other operating expenses. Asset fees increased to $179.6 million in the third quarter of 2000, up 16% from $154.6 million in the same period a year ago. For the first nine months of 2000, asset fees totaled $524.9 million up 20% from the first nine months of 1999. The increase in asset fees is due to continued growth in variable annuity policy reserve levels resulting from increased variable annuity sales and market appreciation on investments underlying reserves. Variable annuity policy reserves declined $99.9 million during third quarter 2000 and totaled $63.93 billion as of September 30, 2000 due to $803.8 million of policy reserves reinsured during the quarter. However, during the first nine months of 2000 reserves have increased $2.73 billion and are up 23% compared to a year ago.

              Variable annuity deposits increased 13% for the third quarter 2000, reaching $2.80 billion compared to $2.47 billion in the year ago quarter. Variable annuity deposits grew 24% in 2000 compared to the first nine months of 1999, reaching $9.36 billion. Nearly all channels contributed to the growth in 2000.

              Less favorable equity market conditions during the first nine months of 2000 have slowed the growth in variable annuity policy reserves. Variable annuity policy reserves reflect market appreciation of $739.5 million during the first nine months of 2000. Over the past twelve months, variable annuity policy reserves have increased $9.44 billion as a result of market appreciation, due mainly to $8.70 billion of market appreciation in the fourth quarter of 1999.

              Offsetting the growth in policy reserves attributable to an increase in deposits and market appreciation was an increase in policyholder surrender activity. Excluding the impact of internal replacements and transfers to the assets managed and administered segment, surrenders as a percentage of average reserves were 13%, annualized, in third quarter 2000, compared to 10% in third quarter 1999. The surrender rate in the first nine months of 2000 was 14%, annualized, as compared to 10% for the first nine months of 1999. The increase in surrender activity is attributable to an increase in competition in the individual variable annuity market which has increased transfers to competitor products and the overall aging of the Company's book of business. The Company introduced new products, new product features and new retention strategies during first quarter 2000 in an effort to decrease the rate of surrenders. The rate of surrenders in third quarter 2000 remains unchanged from second quarter 2000. However, the rate of surrenders has declined 200 basis points to an annualized rate of 13% from the first quarter 2000 rate of 15%.


              Amortization of DAC increased 47% to $60.2 million in third quarter 2000 compared to $40.9 million in third quarter 1999. DAC amortization for the first nine months of 2000 increased to $172.2 million compared to $115.1 million for the first nine months of 1999. Operating expenses of $44.0 million in third quarter 2000 were flat compared to third quarter 1999, while year-to-date 2000 operating expenses were $136.3 million compared to $130.7 million in 1999. The growth in DAC amortization and operating expenses reflect the overall growth in the variable annuity business. The increase in DAC amortization also reflects the increase in policyholder surrenders.

              Fixed Annuities

              The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate fixed for a prescribed period, tax-deferred accumulation of savings and flexible payout options including lump-sum, systematic withdrawal or a stream of payments for life. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under the Company's variable annuity contracts.

              The following table summarizes certain selected financial data for the Fixed Annuities segment for the periods indicated.

                                                                        THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                SEPTEMBER 30,
                                                                    --------------------------- ----------------------------
              (in millions)                                             2000          1999          2000          1999
              ----------------------------------------------------- ------------- ------------- ------------- --------------

              INCOME STATEMENT DATA
              Revenues:
                Net investment income                               $     310.8   $     281.5   $     919.2   $     834.9
                Other                                                      14.9          10.6          56.3          31.1
                                                                    ------------- ------------- ------------- --------------
                                                                          325.7         292.1         975.5         866.0
                                                                    ------------- ------------- ------------- --------------
              Benefits and expenses:
                Interest credited to policyholder account balances        227.0         208.9         674.6         613.6
                Other benefits and expenses                                49.4          39.2         159.2         119.6
                                                                    ------------- ------------- ------------- --------------
                                                                          276.4         248.1         833.8         733.2
                                                                    ------------- ------------- ------------- --------------
              Operating income before federal income tax expense    $      49.3   $      44.0   $     141.7   $     132.8
                                                                    ============= ============= ============= ==============

              OTHER DATA
              Statutory premiums and deposits (1)                   $   1,270.0   $   1,073.1   $   3,180.8   $   2,439.4
              Policy reserves as of period end:
                Individual                                          $   7,507.2   $   7,765.1
                Group                                                   7,818.5       8,048.3
                Institutional                                           1,287.2         336.4
                                                                    ------------- -------------
              Total                                                 $  16,612.9   $  16,149.8
                                                                    ============= =============

              Pre-tax operating income to average policy reserves          1.20%         1.13%         1.15%         1.16%

              ----------

               (1) Statutory amounts have been derived from the Quarterly Statements of the Company's life insurance subsidiaries, as filed with insurance regulatory authorities and prepared in accordance with statutory accounting practices, which differ from Generally Accepted Accounting Principles.

              Fixed annuity segment results reflect an increase in interest spread income attributable to growth in fixed annuity policy reserves. Interest spread is the differential between net investment income and interest credited to policyholder account balances. Interest spreads vary depending on crediting rates offered by competitors, performance of the investment portfolio, including the rate of prepayments, changes in market interest rates and other factors.

              The following table depicts the interest spreads on general account policy reserves in the Fixed Annuities segment.

                                                                   THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                     SEPTEMBER 30,               SEPTEMBER 30,
                                                               --------------------------- ---------------------------
                                                                   2000          1999          2000          1999
                                                               ------------- ------------- ------------- -------------

                 Net investment income                               7.91%         7.48%         7.79%         7.57%
                 Interest credited                                   5.78          5.55          5.72          5.57
                                                               ------------- ------------- ------------- -------------
                                                                     2.13%         1.93%         2.07%         2.00%
                                                               ============= ============= ============= =============


              Recent increases in interest rates have slowed mortgage loan and bond prepayment activity and the Company anticipates interest spreads over the next several quarters to range between 200 and 210 basis points, excluding the impact of mortgage loan and bond prepayment income.

              Fixed annuity policy reserves increased to $16.61 billion as of September 30, 2000 compared to $16.59 billion as of the end of 1999 and $16.15 billion a year ago.

              Third quarter fixed annuity premiums and deposits increased to $1.27 billion in 2000 compared to $1.07 billion in 1999 while sales for the first nine months of 2000 increased to $3.18 billion from $2.44 billion in 1999. Sales of institutional products were $484.2 million and $808.7 million during third quarter 2000 and the first nine months of 2000, respectively, compared to $316.9 in the third quarter and first nine months of 1999. Most of the Company's fixed annuity sales are premiums and deposits allocated to the fixed option of variable annuity contracts. Third quarter 2000 fixed annuity sales include $626.1 million in premiums allocated to the fixed option under a variable annuity contract, compared to $658.3 million in third quarter 1999. The increase in fixed annuity premiums and deposits is primarily attributable to sales of institutional products in the form of funding agreements issued in connection with the Company's medium-term note program partially offset by a decrease in the fixed option of variable annuity contract deposits in the third quarter of 2000 as compared to the third quarter of 1999.

              Other benefits and expenses increased 26% to $49.4 million in third quarter 2000 compared to a year ago. For the first nine months of 2000, other benefits and expenses totaled $159.2 million, up 33% from the first nine months of 1999. The increase primarily reflects an increase in immediate annuity benefits due to growth in new sales and contracts in force.

              Life Insurance

              The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, which provide a death benefit and may also allow the customer to build cash value on a tax-advantaged basis.

              The following table summarizes certain selected financial data for the Company's Life Insurance segment for the periods indicated.

                                                                        THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                SEPTEMBER 30,
                                                                    --------------------------- ----------------------------
              (in millions)                                             2000          1999          2000          1999
              ----------------------------------------------------- ------------- ------------- ------------- --------------

              INCOME STATEMENT DATA
              Revenues                                              $    187.5    $     162.5   $     549.7    $     466.9
              Benefits and expenses                                      148.4          130.7         440.8          376.8
                                                                    ------------- ------------- ------------- --------------
              Operating income before federal income tax expense    $     39.1    $      31.8   $     108.9    $      90.1
                                                                    ============= ============= ============= ==============

              OTHER DATA
              Statutory premiums (1):
                Traditional and universal life insurance            $     59.2    $      57.5   $     179.8    $     179.3
                Individual investment life insurance                                    107.8         419.2          298.0
                                                                         155.8
                Corporate investment life insurance                      222.9          145.7         874.9          372.8
                                                                    ------------- ------------- ------------- --------------
              Total                                                 $    437.9    $     311.0   $   1,473.9    $     850.1
                                                                    ============= ============= ============= ==============
              Policy reserves as of period end:
                Traditional and universal life insurance            $  2,577.7    $   2,525.5
                Individual investment life insurance                   2,152.1        1,532.9
                Corporate investment life insurance                    2,378.8        1,288.1
                                                                    ------------- -------------
              Total                                                 $  7,108.6    $   5,346.5
                                                                    ============= =============


              ----------
               (1) Statutory amounts have been derived from the Quarterly Statements of the Company's life insurance subsidiaries, as filed with insurance regulatory authorities and prepared in accordance with statutory accounting practices, which differ from Generally Accepted Accounting Principles.

              Life Insurance segment results reflect increased revenues driven by growth in investment life insurance in force and policy reserves, partially offset by higher benefits and expense levels.

              The increase in Life Insurance segment earnings is attributable to strong growth in investment life insurance products, which include individual variable universal life insurance and corporate investment life insurance, where the Company has aggressively expanded its distribution capabilities. Revenues from investment life products increased to $83.9 million in third quarter 2000 from $61.9 million in third quarter 1999 as a result of the sales growth and high persistency. On a year-to-date basis, investment life product revenues increased to $232.9 million in 2000 from $165.6 million in 1999.


              Individual investment life insurance statutory premiums increased 45% for the third quarter 2000 reaching $155.8 million compared to $107.8 million in third quarter 1999. Corporate investment life insurance statutory premiums reflected strong growth reaching $222.9 million in third quarter 2000, including $70 million in sales to an affiliate, compared to $145.7 million in third quarter 1999. Total investment life insurance in force reached $30.83 billion at September 30, 2000 representing 49% of all life insurance in force compared to $23.62 billion and 45% a year ago.

              Interest credited to policyholders increased $7.8 million in third quarter 2000 reaching $40.0 million compared to $32.2 million in the year ago third quarter. For the first nine months of 2000, interest credited to policyholders totaled $114.6 million, an increase of $18.2 million over 1999. Increased corporate investment life insurance business accounted for most of the increases. Corporate investment fixed life insurance reserves increased 47% to $1.38 billion as of September 30, 2000 compared to $939.5 million a year ago.

              Other policy benefits increased $3.2 million and $17.4 million, respectively, in the three and nine months ended September 30, 2000 over comparable periods in 1999, reflecting growth in insurance in force and an increase in claims.

              Corporate and Other

              The following table summarizes certain selected financial data for the Corporate and Other segment for the periods indicated.

                                                                            THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                              SEPTEMBER 30,               SEPTEMBER 30,
                                                                        --------------------------- ---------------------------
              (in millions)                                                 2000          1999          2000          1999
              --------------------------------------------------------- ------------- ------------- ------------- -------------

              INCOME STATEMENT DATA
              Revenues                                                  $       46.0  $       75.0  $      152.4  $      200.4
              Benefits and expenses                                             43.4          56.5         137.2         152.8
                                                                        ------------- ------------- ------------- -------------
              Operating income before federal income tax expense (1)    $        2.6  $       18.5  $       15.2  $       47.6
                                                                        ============= ============= ============= =============

              ----------
               (1)  Excludes net realized gains and losses on investments.

              Revenues in the Corporate and Other segment consist of net investment income on invested assets not allocated to the three product segments, certain revenues and expenses of the Company's investment advisory and broker/dealer subsidiary, and net investment income and policy charges from group annuity contracts issued to Nationwide employee and agent benefit plans. During the third quarter 1999, the Company assigned its investment advisory and related agreements associated with Nationwide mutual funds to an affiliate. The decrease in revenues reflects an increase in net investment income offset by a decrease in investment advisory and related fees. The decrease in benefits and expenses is attributable to elimination costs associated with investment advisory activities effective third quarter 1999.

              In addition to the operating revenues previously presented, the Company also reports net realized gains and losses on investments in the Corporate and Other segment. The Company realized net investment (losses) gains of $(2.1) million and $6.2 million during the third quarter of 2000 and 1999, respectively.


ITEM 3        QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              Omitted due to reduced disclosure format.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1999 and 1998, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.






Columbus, Ohio
January 28, 2000

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                     (in millions, except per share amounts)


                                                                                  December 31,
                                                                         -----------------------------
                                     Assets                                1999                1998
                                     ------                              ---------           ---------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                            $15,294.0           $14,245.1
    Equity securities                                                         92.9               127.2
  Mortgage loans on real estate, net                                       5,786.3             5,328.4
  Real estate, net                                                           254.8               243.6
  Policy loans                                                               519.6               464.3
  Other long-term investments                                                 73.8                44.0
  Short-term investments                                                     416.0               289.1
                                                                         ---------           ---------
                                                                          22,437.4            20,741.7
                                                                         ---------           ---------

Cash                                                                           4.8                 3.4
Accrued investment income                                                    238.6               218.7
Deferred policy acquisition costs                                          2,554.1             2,022.2
Other assets                                                                 305.9               420.3
Assets held in separate accounts                                          67,135.1            50,935.8
                                                                         ---------           ---------
                                                                         $92,675.9           $74,342.1
                                                                         =========           =========

                         Liabilities and Shareholder's Equity
                         ------------------------------------

Future policy benefits and claims                                        $21,861.6           $19,767.1
Other liabilities                                                            914.2               866.1
Liabilities related to separate accounts                                  67,135.1            50,935.8
                                                                         ---------           ---------
                                                                          89,910.9            71,569.0
                                                                         ---------           ---------

Commitments and contingencies (notes 8 and 13)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                  3.8                 3.8
  Additional paid-in capital                                                 766.1               914.7
  Retained earnings                                                        2,011.0             1,579.0
  Accumulated other comprehensive income                                     (15.9)              275.6
                                                                         ---------           ---------
                                                                           2,765.0             2,773.1
                                                                         ---------           ---------
                                                                         $92,675.9           $74,342.1
                                                                         =========           =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                                  (in millions)


                                                                            Years ended December 31,
                                                                ---------------------------------------------
                                                                  1999               1998              1997
                                                                --------           --------          --------

Revenues:
  Policy charges                                                $  895.5           $  698.9          $  545.2
  Life insurance premiums                                          220.8              200.0             205.4
  Net investment income                                          1,520.8            1,481.6           1,409.2
  Realized (losses) gains on investments                           (11.6)              28.4              11.1
  Other                                                             66.1               66.8              46.5
                                                                --------           --------          --------
                                                                 2,691.6            2,475.7           2,217.4
                                                                --------           --------          --------
Benefits and expenses:
  Interest credited to policyholder account balances             1,096.3            1,069.0           1,016.6
  Other benefits and claims                                        210.4              175.8             178.2
  Policyholder dividends on participating policies                  42.4               39.6              40.6
  Amortization of deferred policy acquisition costs                272.6              214.5             167.2
  Other operating expenses                                         463.4              419.7             384.9
                                                                --------           --------          --------
                                                                 2,085.1            1,918.6           1,787.5
                                                                --------           --------          --------

    Income before federal income tax expense                       606.5              557.1             429.9

Federal income tax expense                                         201.4              190.4             150.2
                                                                --------           --------          --------

    Net income                                                  $  405.1           $  366.7          $  279.7
                                                                ========           ========          ========


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 1999, 1998 and 1997
                                  (in millions)


                                                                                                  Accumulated
                                                                Additional                           other              Total
                                                  Common         paid-in           Retained       comprehensive      shareholder's
                                                  stock          capital           earnings          income             equity
                                                 --------        --------         ----------         --------         ----------
December 31, 1996                                  $  3.8        $  527.9           $1,432.6           $173.6           $2,137.9

Comprehensive income:
    Net income                                         --              --              279.7               --              279.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                         --              --                 --             73.5               73.5
                                                                                                                        --------
  Total comprehensive income                                                                                               353.2
                                                                                                                        --------
Capital contribution                                   --           836.8                 --               --              836.8
                                                                                                                        --------
Dividend to shareholder                                --          (450.0)            (400.0)              --             (850.0)
                                                   ------        --------           --------           ------           --------
December 31, 1997                                     3.8           914.7            1,312.3            247.1            2,477.9

Comprehensive income:
    Net income                                         --              --              366.7               --              366.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                         --              --                 --             28.5               28.5
                                                                                                                        --------
  Total comprehensive income                                                                                               395.2
                                                                                                                        --------
Dividend to shareholder                                --              --             (100.0)              --             (100.0)
                                                   ------        --------           --------           ------           --------
December 31, 1998                                     3.8           914.7            1,579.0            275.6            2,773.1

Comprehensive income:
    Net income                                         --              --              405.1               --              405.1
    Net unrealized losses on securities
      available-for-sale arising during
      the year                                         --              --                 --           (315.0)            (315.0)
                                                                                                                        --------
  Total comprehensive income                                                                                                90.1
                                                                                                                        --------
Capital contribution                                   --            26.4               87.9             23.5              137.8
                                                                                                                        --------
Dividends to shareholder                               --          (175.0)             (61.0)              --             (236.0)
                                                   ------        --------           --------           ------           --------
December 31, 1999                                  $  3.8        $  766.1           $2,011.0           $(15.9)          $2,765.0
                                                   ======        ========           ========           ======           ========


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                                  (in millions)


                                                                                              Years ended December 31,
                                                                                       -------------------------------------
                                                                                         1999          1998          1997
                                                                                       ---------     ---------     ---------
Cash flows from operating activities:
  Net income                                                                          $    405.1     $   366.7     $   279.7
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                                 1,096.3       1,069.0       1,016.6
      Capitalization of deferred policy acquisition costs                                 (637.0)       (584.2)       (487.9)
      Amortization of deferred policy acquisition costs                                    272.6         214.5         167.2
      Amortization and depreciation                                                          2.4          (8.5)         (2.0)
      Realized (gains) losses on invested assets, net                                       11.6         (28.4)        (11.1)
      Increase in accrued investment income                                                 (7.9)         (8.2)         (0.3)
      Decrease (increase) in other assets                                                  122.9          16.4         (12.7)
      Decrease in policy liabilities                                                       (20.9)         (8.3)        (23.1)
      Increase (decrease) in other liabilities                                             149.7         (34.8)        230.6
      Other, net                                                                            (8.6)        (11.3)        (10.9)
                                                                                       ---------     ---------     ---------
        Net cash provided by operating activities                                        1,386.2         982.9       1,146.1
                                                                                       ---------     ---------     ---------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                                2,307.9       1,557.0         993.4
  Proceeds from sale of securities available-for-sale                                      513.1         610.5         574.5
  Proceeds from repayments of mortgage loans on real estate                                696.7         678.2         437.3
  Proceeds from sale of real estate                                                          5.7         103.8          34.8
  Proceeds from repayments of policy loans and sale of other invested assets                40.9          23.6          22.7
  Cost of securities available-for-sale acquired                                        (3,724.9)     (3,182.8)     (2,828.1)
  Cost of mortgage loans on real estate acquired                                          (971.4)       (829.1)       (752.2)
  Cost of real estate acquired                                                             (14.2)         (0.8)        (24.9)
  Short-term investments, net                                                              (27.5)         69.3        (354.8)
  Other, net                                                                              (110.9)        (88.4)        (62.5)
                                                                                       ---------     ---------     ---------
        Net cash used in investing activities                                           (1,284.6)     (1,058.7)     (1,959.8)
                                                                                       ---------     ---------     ---------

Cash flows from financing activities:
  Proceeds from capital contributions                                                         --            --         836.8
  Cash dividends paid                                                                     (188.5)       (100.0)           --
  Increase in investment product and universal life insurance
    product account balances                                                             3,799.4       2,682.1       2,488.5
  Decrease in investment product and universal life insurance
    product account balances                                                            (3,711.1)     (2,678.5)     (2,379.8)
                                                                                       ---------     ---------     ---------
        Net cash used in financing activities                                             (100.2)        (96.4)        945.5
                                                                                       ---------     ---------     ---------
Net increase (decrease) in cash                                                              1.4        (172.2)        131.8

Cash, beginning of year                                                                      3.4         175.6          43.8
                                                                                       ---------     ---------     ---------
Cash, end of year                                                                      $     4.8     $     3.4     $   175.6
                                                                                       =========     =========     =========


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1999, 1998 and 1997


(1)      Organization and Description of Business

         Nationwide Life Insurance Company (NLIC) is a leading provider of long-term savings and retirement products in the United States and is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company develops and sells a diverse range of products including variable annuities, fixed annuities and life insurance as well as investment management and administrative services. NLIC markets its products through a broad network of distribution channels, including independent broker/dealers, national and regional brokerage firms, financial institutions, pension plan administrators, life insurance specialists, Nationwide Retirement Solutions sales representatives, and Nationwide agents.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., and Nationwide Investment Services Corporation. NLIC and its subsidiaries are collectively referred to as "the Company."


(2)      Summary of Significant Accounting Policies

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Consolidation Policy

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (b)  Valuation of Investments and Related Gains and Losses

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1999 or 1998.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (c)  Revenues and Benefits

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (d)  Deferred Policy Acquisition Costs

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  Separate Accounts

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $915.4 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  Future Policy Benefits

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges. The average interest rate credited on investment product policy reserves was 5.6%, 6.0% and 6.1% for the years ended December 31, 1999, 1998 and 1997, respectively.

              Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (g)  Participating Business

              Participating business represents approximately 29% in 1999 (40% in 1998 and 50% in 1997) of the Company's life insurance in force, 69% in 1999 (74% in 1998 and 77% in 1997) of the number of life insurance policies in force, and 13% in 1999 (14% in 1998 and 27% in 1997) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  Federal Income Tax

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  Reinsurance Ceded

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (j)  Recently Issued Accounting Pronouncements

              In March 1998, The American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The SOP, which has been adopted prospectively as of January 1, 1999, requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software. Prior to the adoption of SOP 98-1, the Company expensed internal use software related costs as incurred. The effect of adopting the SOP was to increase net income for 1999 by $8.3 million.

              In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain investment and insurance contracts, are also addressed by the Statement. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In July 1999 the FASB issued Statement No. 137 which delayed the effective date of FAS 133 to fiscal years beginning after June 15, 2000. The Company plans to adopt this Statement in first quarter 2001 and is currently evaluating the impact on results of operations and financial condition.

         (k)  Reclassification

              Certain items in the 1998 and 1997 consolidated financial statements have been reclassified to conform to the 1999 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(3)      Investments

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1999 and 1998 were:

                                                                                     Gross        Gross
                                                                     Amortized    unrealized    unrealized      Estimated
             (in millions)                                             cost          gains        losses        fair value
                                                                     ---------       ------       -------        ---------
             December 31, 1999:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   428.4       $ 23.4       $  (2.4)       $   449.4
                 Obligations of states and political subdivisions          0.8           --            --              0.8
                 Debt securities issued by foreign governments           110.6          0.6          (0.8)           110.4
                 Corporate securities                                 11,414.7        118.9        (218.6)        11,315.0
                 Mortgage-backed securities                            3,422.8         25.8         (30.2)         3,418.4
                                                                     ---------       ------       -------        ---------
                     Total fixed maturity securities                  15,377.3        168.7        (252.0)        15,294.0
               Equity securities                                          84.9         12.4          (4.4)            92.9
                                                                     ---------       ------       -------        ---------
                                                                     $15,462.2       $181.1       $(256.4)       $15,386.9
                                                                     =========       ======       =======        =========

             December 31, 1998:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   255.9       $ 13.0       $    --        $   268.9
                 Obligations of states and political subdivisions          1.6           --            --              1.6
                 Debt securities issued by foreign governments           106.5          4.5            --            111.0
                 Corporate securities                                  9,899.6        423.2         (18.7)        10,304.1
                 Mortgage-backed securities                            3,457.7        104.2          (2.4)         3,559.5
                                                                     ---------       ------       -------        ---------
                     Total fixed maturity securities                  13,721.3        544.9         (21.1)        14,245.1
               Equity securities                                         110.4         18.3          (1.5)           127.2
                                                                     ---------       ------       -------        ---------
                                                                     $13,831.7       $563.2       $ (22.6)       $14,372.3
                                                                     =========       ======       =======        =========

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1999, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                    Amortized        Estimated
             (in millions)                                                            cost          fair value
                                                                                    ---------        ---------
             Fixed maturity securities available for sale:
               Due in one year or less                                              $   847.0        $   847.0
               Due after one year through five years                                  5,240.5          5,205.7
               Due after five years through ten years                                 5,046.9          5,005.2
               Due after ten years                                                    4,242.9          4,236.1
                                                                                    ---------        ---------
                                                                                    $15,377.3        $15,294.0
                                                                                    =========        =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The components of unrealized (losses) gains on securities available-for-sale, net, were as follows as of December 31:


             (in millions)                                                           1999         1998
                                                                                    ------       -------
             Gross unrealized (losses) gains                                        $(75.3)      $ 540.6
             Adjustment to deferred policy acquisition costs                          50.9        (116.6)
             Deferred federal income tax                                               8.5        (148.4)
                                                                                    ------       -------
                                                                                    $(15.9)      $ 275.6
                                                                                    ======       =======

         An analysis of the change in gross unrealized (losses) gains on securities available-for-sale for the years ended December 31:

             (in millions)                                                   1999          1998          1997
                                                                            -------        -----        ------

             Securities available-for-sale:
               Fixed maturity securities                                    $(607.1)       $52.6        $137.5
               Equity securities                                               (8.8)         4.2          (2.7)
                                                                            -------        -----        ------
                                                                            $(615.9)       $56.8        $134.8
                                                                            =======        =====        ======

         Proceeds from the sale of securities available-for-sale during 1999, 1998 and 1997 were $513.1 million, $610.5 million and $574.5 million, respectively. During 1999, gross gains of $10.4 million ($9.0 million and $9.9 million in 1998 and 1997, respectively) and gross losses of $28.0 million ($7.6 million and $18.0 million in 1998 and 1997, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         The Company had $15.6 million of real estate investments at December 31, 1999 that were non-income producing the preceding twelve months. During 1998 the Company had investments of $42.4 million that were non-income producing, which consisted of $32.7 million of securities available-for-sale and $9.7 million of real estate.

         Real estate is presented at cost less accumulated depreciation of $24.8 million as of December 31, 1999 ($21.5 million as of December 31, 1998) and valuation allowances of $5.5 million as of December 31, 1999 ($5.4 million as of December 31, 1998).

         The recorded investment of mortgage loans on real estate considered to be impaired was $3.7 million as of both December 31, 1999 and 1998. No valuation allowance has been recorded for these loans as of December 31, 1999 or 1998. During 1999, the average recorded investment in impaired mortgage loans on real estate was approximately $3.7 million ($9.1 million in 1998) and there was no interest income recognized on those loans. Interest income recognized on impaired loans was $0.3 million in 1998 which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions)                                             1999     1998     1997
                                                                       -----    -----    -----

             Allowance, beginning of year                              $42.4    $42.5    $51.0
               Additions (reductions) charged to operations              0.7     (0.1)    (1.2)
               Direct write-downs charged against the allowance           --       --     (7.3)
               Allowance on acquired mortgage loans                      1.3       --       --
                                                                       -----    -----    -----
             Allowance, end of year                                    $44.4    $42.4    $42.5
                                                                       =====    =====    =====

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions)                                                  1999       1998       1997
                                                                          --------   --------   --------

             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $1,031.3   $  982.5   $  911.6
                 Equity securities                                             2.5        0.8        0.8
               Mortgage loans on real estate                                 460.4      458.9      457.7
               Real estate                                                    28.8       40.4       42.9
               Short-term investments                                         18.6       17.8       22.7
               Other                                                          26.5       30.7       21.0
                                                                          --------   --------   --------
                   Total investment income                                 1,568.1    1,531.1    1,456.7
             Less investment expenses                                         47.3       49.5       47.5
                                                                          --------   --------   --------
                   Net investment income                                  $1,520.8   $1,481.6   $1,409.2
                                                                          ========   ========   ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions)                                                 1999     1998    1997
                                                                          -------   -----   -----

             Securities available-for-sale:
               Fixed maturity securities                                  $(25.0)  $(0.7)  $ 3.6
               Equity securities                                             7.4     2.1     2.7
             Mortgage loans on real estate                                  (0.6)    3.9     1.6
             Real estate and other                                           6.6    23.1     3.2
                                                                          ------   -----   -----
                                                                          $(11.6)  $28.4   $11.1
                                                                          ======   =====   =====

         Fixed maturity securities with an amortized cost of $9.1 million as of December 31, 1999 and $6.5 million as of December 31, 1998 were on deposit with various regulatory agencies as required by law.

(4)      Derivative Financial Instruments

         The Company uses derivative financial instruments, principally interest rate swaps, interest rate futures contracts and foreign currency swaps, to manage market risk exposures associated with changes in interest rates and foreign currency exchange rates. Provided they meet specific criteria, interest rate swaps and futures are considered hedges and are accounted for under the accrual method and deferral method, respectively. The Company has no significant derivative positions that are not considered hedges.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Interest rate swaps are primarily used to convert specific investment securities and interest bearing policy liabilities from a fixed-rate to a floating-rate basis. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. The changes in fair value of the interest rate swap agreements are not recognized on the balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale, for which changes in fair values are reported in accumulated other comprehensive income.

         Interest rate futures contracts are primarily used to hedge the risk of adverse interest rate changes related to the Company's mortgage loan commitments and anticipated purchases of fixed rate investments. Gains and losses are deferred and, at the time of closing, reflected as an adjustment to the carrying value of the related mortgage loans or investments. The carrying value adjustments are amortized into net investment income over the life of the related mortgage loans or investments.

         Foreign currency swaps are used to convert cash flows from specific policy liabilities and investments denominated in foreign currencies into U.S. dollars at specified exchange rates. Gains and losses on foreign currency swaps are recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated liabilities and investments to U.S. dollars.

         The following table summarizes the notional amount of derivative financial instruments classified as hedges outstanding as of December 31, 1999. Prior to 1999 the Company's activities in derivatives were not significant.

                                                                               (in millions)
                                                                               -------------
            Interest rate swaps
               Pay fixed/receive variable rate swaps hedging investments          $362.7
               Pay variable/receive fixed rate swaps hedging investments          $ 28.5
               Other contracts hedging investments                                $ 19.1
               Pay variable/receive fixed rate swaps hedging liabilities          $577.2

            Foreign currency swaps
               Hedging foreign currency denominated investments                   $ 14.8
               Hedging foreign currency denominated liabilities                   $577.2

            Interest rate futures contracts                                       $781.6

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(5)      Federal Income Tax

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1999 and 1998 are as follows:

             (in millions)                                                   1999            1998
                                                                             ----            ----
             Deferred tax assets:
               Fixed maturity securities                                    $  5.3          $   --
               Future policy benefits                                        149.5           207.7
               Liabilities in separate accounts                              373.6           319.9
               Mortgage loans on real estate and real estate                  18.5            17.5
               Other assets and other liabilities                             51.1            58.9
                                                                             -----          ------
                 Total gross deferred tax assets                             598.0           604.0
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                             -----          ------
                 Net deferred tax assets                                     591.0           597.0
                                                                             -----          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             724.4           568.7
               Fixed maturity securities                                        --           212.2
               Deferred tax on realized investment gains                      34.7            34.8
               Equity securities and other long-term investments              10.8             9.6
               Other                                                          26.5            21.6
                                                                            ------          ------
                 Total gross deferred tax liabilities                        796.4           846.9
                                                                            ------          ------
                 Net deferred tax liability                                 $205.4          $249.9
                                                                            ======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1999, 1998 and 1997.

         The Company's current federal income tax liability was $104.7 million and $72.8 million as of December 31, 1999 and 1998, respectively.

         Federal income tax expense for the years ended December 31 was as follows:

           (in millions)                    1999      1998      1997
                                           ------    ------    ------

           Currently payable               $ 53.6    $186.1    $121.7
           Deferred tax expense             147.8       4.3      28.5
                                           ------    ------    ------
                                           $201.4    $190.4    $150.2
                                           ======    ======    ======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Total federal income tax expense for the years ended December 31, 1999, 1998 and 1997 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                             1999                     1998                     1997
                                                       ----------------         ----------------         ----------------
         (in millions)                                 Amount       %           Amount        %          Amount        %
                                                       ------      ----         ------      ----         ------      ----

         Computed (expected) tax expense               $212.3      35.0         $195.0      35.0         $150.5      35.0
         Tax exempt interest and dividends
           received deduction                            (7.3)     (1.2)          (4.9)     (0.9)            --        --
         Income tax credits                              (4.3)     (0.7)            --        --             --        --
         Other, net                                       0.7       0.1            0.3       0.1           (0.3)     (0.1)
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $201.4      33.2         $190.4      34.2         $150.2      34.9
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $29.8 million, $173.4 million and $91.8 million during the years ended December 31, 1999, 1998 and 1997, respectively.

(6)      Comprehensive Income

         Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts are as follows:

             (in millions)                                                 1999       1998       1997
                                                                          -------    ------     ------
             Unrealized gains (losses) on securities available-for-sale arising during the period:
                Gross                                                     $(665.3)   $ 58.2     $141.1
                Adjustment to deferred policy acquisition costs             167.5     (12.9)     (21.8)
                Related federal income tax (expense) benefit                171.4     (15.9)     (41.7)
                                                                          -------    ------     ------
                   Net                                                     (326.4)     29.4       77.6
                                                                          -------    ------     ------

             Reclassification adjustment for net (gains) losses on
                securities available-for-sale realized during the
                period:
                Gross                                                        17.6      (1.4)      (6.3)
                Related federal income tax expense (benefit)                 (6.2)      0.5        2.2
                                                                          -------    ------     ------
                   Net                                                       11.4      (0.9)      (4.1)
                                                                          -------    ------     ------
             Total Other Comprehensive Income                             $(315.0)   $ 28.5     $ 73.5
                                                                          =======    ======     ======

(7)      Fair Value of Financial Instruments

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

              Mortgage loans on real estate, net: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



              Policy reserves on life insurance contracts: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 8.

              Futures contracts: The fair value for futures contracts is based on quoted market prices.

              Interest rate and foreign currency swaps: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                         1999                              1998
                                                                ------------------------         -------------------------
                                                                Carrying       Estimated         Carrying       Estimated
               (in millions)                                     amount        fair value         amount        fair value
                                                                ---------      ---------         ---------      ----------
               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $15,294.0      $15,294.0         $14,245.1       $14,245.1
                     Equity securities                               92.9           92.9             128.5           128.5
                   Mortgage loans on real estate, net             5,786.3        5,745.5           5,328.4         5,527.6
                   Policy loans                                     519.6          519.6             464.3           464.3
                   Short-term investments                           416.0          416.0             289.1           289.1
                 Cash                                                 4.8            4.8               3.4             3.4
                 Assets held in separate accounts                67,135.1       67,135.1          50,935.8        50,935.8

               Liabilities:
                 Investment contracts                           (16,977.7)     (16,428.6)        (15,468.7)      (15,158.6)
                 Policy reserves on life insurance contracts     (4,883.9)      (4,607.9)         (3,914.0)       (3,768.9)
                 Liabilities related to separate accounts       (67,135.1)     (66,318.7)        (50,935.8)      (49,926.5)

               Derivative financial instruments:
                 Interest rate swaps hedging assets                   4.3            4.3               -               -
                 Interest rate swaps hedging liabilities              -            (24.2)              -               -
                 Foreign currency swaps                             (11.8)         (11.8)              -               -
                 Futures contracts                                    1.3            1.3              (1.3)           (1.3)

(8)      Risk Disclosures

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $216.2 million extending into 2000 were outstanding as of December 31, 1999. The Company also had $28.0 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1999.

         Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to NLIC, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. At December 31, 1999, NLIC's credit risk from these derivative financial instruments was $6.1 million.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 23% (22% in 1998) in any geographic area and no more than 2% (2% in 1998) with any one borrower as of December 31, 1999. As of December 31, 1999, 39% (42% in 1998) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Reinsurance: The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $143.6 million and $187.9 million as of December 31, 1999 and 1998, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

(9)      Pension Plan and Postretirement Benefits Other Than Pensions

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company. Assets of the Retirement Plan are invested in group annuity contracts of NLIC.

         Pension cost (benefit) charged to operations by the Company during the years ended December 31, 1999, 1998 and 1997 were $(8.3) million, $2.0 million and $7.5 million, respectively. The Company has recorded a prepaid pension asset of $13.3 million and $5.0 million as of December 31, 1999 and 1998, respectively.

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1999 and 1998 was $49.6 million and $40.1 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1999, 1998 and 1997 was $4.9 million, $4.1 million and $3.0 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 1999 and 1998 follows:

                                                                         Pension Benefits        Postretirement Benefits
                                                                        ------------------       -----------------------
              (in millions)                                               1999       1998         1999            1998
              --------------------------------------------------------- --------   --------      -------         -------
              Change in benefit obligation:
              Benefit obligation at beginning of year                   $2,185.0   $2,033.8      $ 270.1         $ 237.9
              Service cost                                                  80.0       87.6         14.2             9.8
              Interest cost                                                109.9      123.4         17.6            15.4
              Actuarial (gain) loss                                        (95.0)     123.2        (64.4)           15.6
              Plan settlement in 1999/curtailment in 1998                 (396.1)    (107.2)          --              --
              Benefits paid                                                (72.4)     (75.8)       (11.0)           (8.6)
              Acquired companies                                              --         --         13.3              --
                                                                        --------   --------      -------         -------
              Benefit obligation at end of year                          1,811.4    2,185.0        239.8           270.1
                                                                        --------   --------      -------         -------
              Change in plan assets:
              Fair value of plan assets at beginning of year             2,541.9    2,212.9         77.9            69.2
              Actual return on plan assets                                 161.8      300.7          3.5             5.0
              Employer contribution                                         12.4      104.1         20.9            12.1
              Plan settlement                                             (396.1)        --           --              --
              Benefits paid                                                (72.4)     (75.8)       (11.0)           (8.4)
                                                                        --------   --------      -------         -------
              Fair value of plan assets at end of year                   2,247.6    2,541.9         91.3            77.9
                                                                        --------   --------      -------         -------

              Funded status                                                436.2      356.9       (148.5)         (192.2)
              Unrecognized prior service cost                               28.2       31.5           --              --
              Unrecognized net (gains) losses                             (402.0)    (345.7)       (46.7)           16.0
              Unrecognized net (asset) obligation at transition             (7.7)     (11.0)         1.1             1.3
                                                                        --------   --------      -------         -------
              Prepaid (accrued) benefit cost                            $   54.7   $   31.7      $(194.1)        $(174.9)
                                                                        ========   ========      =======         =======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Basis for measurements, funded status of the pension plan and postretirement life and health care benefit plan:

                                                                    Pension Benefits        Postretirement Benefits
                                                                    ----------------        -----------------------
                                                                    1999        1998         1999             1998
                                                                    ----        ----        -------          ------

              Weighted average discount rate                        7.00%       5.50%        7.80%            6.65%
              Rate of increase in future compensation levels        5.25%       3.75%          --               --
              Assumed health care cost trend rate:
                    Initial rate                                      --          --        15.00%           15.00%
                    Ultimate rate                                     --          --         5.50%            8.00%
                    Uniform declining period                          --          --        5 Years         15 Years

         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 1999, 1998 and 1997 follows:

              (in millions)                                                              1999       1998          1997
              --------------------------------------------------------------------------------   -----------   ------------
              Service cost (benefits earned during the period)                         $  80.0      $  87.6      $   77.3
              Interest cost on projected benefit obligation                              109.9        123.4         118.6
              Expected return on plan assets                                            (160.3)      (159.0)       (139.0)
              Recognized gains                                                            (9.1)        (3.8)           --
              Amortization of prior service cost                                           3.2          3.2           3.2
              Amortization of unrecognized transition obligation (asset)                  (1.4)         4.2           4.2
                                                                                       -------      -------      --------
                                                                                       $  22.3      $  55.6      $   64.3
                                                                                       =======      =======      ========

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide Insurance and employees of WSC ended participation in the plan. A curtailment gain of $67.1 million resulted (consisting of a $107.2 million reduction in the projected benefit obligation, net of the write-off of the $40.1 million remaining unamortized transition obligation related to WSC). During 1999, the plan transferred assets to settle its obligation related to WSC employees . A settlement gain of $32.9 million was recognized.

         Basis for measurements, net periodic pension cost for the pension plan:

                                                                           1999          1998          1997
                                                                          ------        -----         -----
             Weighted average discount rate                               6.08%         6.00%         6.50%
             Rate of increase in future compensation levels               4.33%         4.25%         4.75%
             Expected long-term rate of return on plan assets             7.33%         7.25%         7.25%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amount of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 1999, 1998 and 1997 was as follows:

             (in millions)                                                              1999          1998          1997
                                                                                         -------   -----------   -----------
             Service cost (benefits attributed to employee service during the year)      $14.2         $ 9.8         $ 7.0
             Interest cost on accumulated postretirement benefit obligation               17.6          15.4          14.0
             Actual return on plan assets                                                 (3.5)         (5.0)         (3.6)
             Amortization of unrecognized transition obligation of affiliates              0.6           0.2           0.2
             Net amortization and deferral                                                (1.8)          1.2          (0.5)
                                                                                         -----         -----         -----
                                                                                         $27.1         $21.6         $17.1
                                                                                         =====         =====         =====

         Actuarial assumptions used for the measurement of the NPPBC for the postretirement benefit plan for 1999, 1998 and 1997 were as follows:


                                                               1999      1998       1997
                                                             -------    ------     ------

               Discount rate                                 6.65%      6.70%      7.25%
               Long term rate of return on plan
                   assets, net of tax                        7.15%      5.83%      5.89%
               Assumed health care cost trend rate:
                   Initial rate                             15.00%     12.00%     11.00%
                   Ultimate rate                             5.50%      6.00%      6.00%
                   Uniform declining period                 5 Years   12 Years   12 Years


         For the postretirement benefit plan as a whole, a one percentage point increase or decrease in the assumed health care cost trend rate would have no impact on the APBO as of December 31, 1999 and have no impact on the NPPBC for the year ended December 31, 1999.

(10) Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

         The statutory capital and surplus of NLIC as of December 31, 1999, 1998 and 1997 was $1.35 billion, $1.32 billion and $1.13 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1999, 1998 and 1997 was $276.2 million, $171.0 million and $111.7 million, respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1999 $40.2 million of dividends could be paid by NLIC without prior approval.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(11)     Transactions With Affiliates

         During second quarter 1999 the Company entered into a modified coinsurance arrangement to reinsure the 1999 operating results of an affiliated company, Employers Life Insurance Company of Wausau (ELOW) retroactive to January 1, 1999. In September 1999, NFS acquired ELOW for $120.8 million and immediately merged ELOW into NLIC terminating the modified coinsurance arrangement. Because ELOW was an affiliate, the Company accounted for the merger similar to poolings-of-interests; however, prior period financial statements were not restated due to immateriality. The reinsurance and merger combined contributed $1.46 million to year to date net income.

         The Company has a reinsurance agreement with NMIC whereby all of the Company's accident and health business is ceded to NMIC on a modified coinsurance basis. The agreement covers individual accident and health business for all periods presented and group and franchise accident and health business since July 1, 1999. Either party may terminate the agreement on January 1 of any year with prior notice. Prior to July 1, 1999 group and franchise accident and health business and a block of group life insurance policies were ceded to ELOW under a modified coinsurance agreement. Under a modified coinsurance agreement, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC and ELOW for the years ended December 31, 1999, 1998 and 1997 were $193.0 million, $216.9 million, and $315.3 million, respectively, while benefits, claims and expenses ceded were $216.9 million, $259.3 million, and $326.6 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by such agreement are subject to allocation among NMIC and such subsidiaries. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, beginning in 1999 Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 1999, 1998 and 1997, the Company made payments to NMIC and Nationwide Services Company totaling $124.1 million, $95.0 million, and $85.8 million, respectively. In addition, the Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1999, 1998 and 1997, the Company made lease payments to NMIC and its subsidiaries of $9.9 million, $8.0 million and $8.4 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1999 and 1998 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $411.7 million and $248.4 million as of December 31, 1999 and 1998, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         As part of certain restructuring activities that occurred prior to the March 1997 IPO, the Company paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELOW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, the Company paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1999 were $56.0 million, $60.0 million and $66.1 million, respectively.

(12)     Bank Lines of Credit

         NFS, NLIC and NMIC are parties to a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by any party. NFS, NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. As of December 31, 1999 the Company had no amounts outstanding under the agreement.

(13)     Contingencies

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

(14)     Segment Information

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The Variable Annuities segment consists of annuity contracts that provide the customer with access to a wide range of investment options, tax-deferred accumulation of savings, asset protection in the event of an untimely death, and flexible payout options including a lump sum, systematic withdrawal or a stream of payments for life. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate fixed for a prescribed period, tax-deferred accumulation of savings, and flexible payout options including a lump sum, systematic withdrawal or a stream of payments for life. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenue and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, revenues and expenses of its investment advisor subsidiary, revenues and expenses related to group annuity contracts sold to Nationwide Insurance employee and agent benefit plans and all realized gains and losses on investments in a Corporate and Other segment.

         During 1999 the Company revised the allocation of net investment income among its Life Insurance and Corporate and Other segments. Also, certain amounts previously reported as other income were reclassified to operating expense. Amounts reported for prior periods have been restated to reflect these changes.

         The following table summarizes the financial results of the Company's business segments for the years ended December 31, 1999, 1998 and 1997.

                                                  Variable      Fixed        Life      Corporate
         (in millions)                            Annuities    Annuities   Insurance   and Other      Total
         ------------------------------------     ---------    ---------   ---------   ---------    ---------
         1999:
         Net investment income (1)                $   (41.5)   $ 1,134.5    $  253.1    $  174.7    $ 1,520.8
         Other operating revenue                      668.2         43.4       393.0        77.8      1,182.4
                                                  ---------    ---------    --------    --------    ---------
            Total operating revenue (2)               626.7      1,177.9       646.1       252.5      2,703.2
                                                  ---------    ---------    --------    --------    ---------
         Interest credited to policyholder
            account balances                             --        837.5       130.5       128.3      1,096.3
         Amortization of deferred policy
            acquisition costs                         162.8         49.7        60.1          --        272.6
         Other benefits and expenses                  173.6        113.5       334.7        94.4        716.2
                                                  ---------    ---------    --------    --------    ---------
            Total expenses                            336.4      1,000.7       525.3       222.7      2,085.1
                                                  ---------    ---------    --------    --------    ---------
         Operating income before
            federal income tax                        290.3        177.2       120.8        29.8        618.1
         Realized losses on investments                  --           --          --       (11.6)       (11.6)
                                                  ---------    ---------    --------    --------    ---------
         Consolidated income before
            federal tax expense                   $   290.3    $   177.2    $  120.8    $   18.2    $   606.5
                                                  =========    =========    ========    ========    =========
         Assets as of year end                    $62,599.7    $17,134.8    $6,616.7    $6,324.7    $92,675.9
                                                  =========    =========    ========    ========    =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         (a wholly owned subsidiary of
                      Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


                                                    Variable           Fixed            Life         Corporate
         (in millions)                              Annuities         Annuities       Insurance       and Other         Total
         ------------------------------------       ---------         ---------       ---------       ---------       ---------
         1998:
         Net investment income (1)                  $   (31.3)        $ 1,116.6        $  225.6        $  170.7        $ 1,481.6
         Other operating revenue                        532.9              35.7           318.5            78.6            965.7
                                                    ---------         ---------        --------        --------        ---------
            Total operating revenue (2)                 501.6           1,152.3           544.1           249.3          2,447.3
                                                    ---------         ---------        --------        --------        ---------
         Interest credited to policyholder
            account balances                               --             828.6           115.4           125.0          1,069.0
         Amortization of deferred policy
            acquisition costs                           123.9              44.2            46.4              --            214.5
         Other benefits and expenses                    159.3             104.2           293.5            78.1            635.1
                                                    ---------         ---------        --------        --------        ---------
            Total expenses                              283.2             977.0           455.3           203.1          1,918.6
                                                    ---------         ---------        --------        --------        ---------
         Operating income before federal
             income tax                                 218.4             175.3            88.8            46.2            528.7
         Realized gains on investments                     --                --              --            28.4             28.4
                                                    ---------         ---------        --------        --------        ---------
         Consolidated income before
            federal tax expense                     $   218.4         $   175.3        $   88.8        $   74.6        $   557.1
                                                    =========         =========        ========        ========        =========
         Assets as of year end                      $47,668.7         $15,215.7        $5,187.6        $6,270.1        $74,342.1
                                                    =========         =========        ========        ========        =========

         1997:
         Net investment income (1)                  $   (26.8)        $ 1,098.2        $  184.9        $  152.9        $ 1,409.2
         Other operating revenue                        413.9              43.2           283.4            56.6            797.1
                                                    ---------         ---------        --------        --------        ---------
            Total operating revenue (2)                 387.1           1,141.4           468.3           209.5          2,206.3
                                                    ---------         ---------        --------        --------        ---------
         Interest credited to policyholder
            account balances                               --             823.4            78.5           114.7          1,016.6
         Amortization of deferred policy
            acquisition costs                            87.8              39.8            39.6              --            167.2
         Benefits and expenses                          148.4             108.7           283.5            63.1            603.7
                                                    ---------         ---------        --------        --------        ---------
            Total expenses                              236.2             971.9           401.6           177.8          1,787.5
                                                    ---------         ---------        --------        --------        ---------
         Operating income before federal
             income tax                                 150.9             169.5            66.7            31.7            418.8
         Realized gains on investments                     --              --                --            11.1             11.1
                                                    ---------         ---------        --------        --------        ---------
         Consolidated income before
            federal tax expense                     $   150.9         $   169.5        $   66.7        $   42.8        $   429.9
                                                    =========         =========        ========        ========        =========
         Assets as of year end                      $35,278.7         $14,436.3        $3,901.4        $6,174.3        $59,790.7
                                                    =========         =========        ========        ========        =========

----------
        (1) The Company's method of allocating net investment income results in a charge (negative net investment income) to the Variable Annuities segment which is recognized in the Corporate and Other segment. The charge relates to non-invested assets which support this segment on a statutory basis.
        (2)  Excludes realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.

                           PART II - OTHER INFORMATION

ITEM 1        LEGAL PROCEEDINGS

              The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

              In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

              As was previously disclosed in the Company's Form 10-Q for the quarterly period ended March 31, 2000, the Robert Young and David
              D. Distad v. Nationwide Life Insurance Company et al lawsuit was dismissed by the court with prejudice on February 9, 2000.

              On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

              There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on the Company in the future.

ITEM 2        CHANGES IN SECURITIES AND USE OF PROCEEDS

              Omitted due to reduced disclosure format.

ITEM 3        DEFAULTS UPON SENIOR SECURITIES

              Omitted due to reduced disclosure format.

ITEM 4        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

              Omitted due to reduced disclosure format.

ITEM 5        OTHER INFORMATION

              None.

                                                                      SCHEDULE I


               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED SUMMARY OF INVESTMENTS -
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                  (in millions)

                             As of December 31, 1999

-------------------------------------------------------------   ----------- ----------- ---------------
                          Column A                                Column B     Column C     Column D
-------------------------------------------------------------   ----------- ----------- ---------------
                                                                                            Amount at
                                                                                          which shown
                                                                                            in the
                                                                                Market    consolidated
                      Type of Investment                            Cost        value     balance sheet
-------------------------------------------------------------   ----------- ----------- ---------------

Fixed maturity securities available-for-sale:
   Bonds:
      U.S. Government and government agencies and authorities   $   3,851.2 $   3,867.8 $   3,867.8
      States, municipalities and political subdivisions                 0.8         0.8         0.8
      Foreign governments                                             110.6       110.4       110.4
      Public utilities                                              1,309.4     1,309.5     1,309.5
      All other corporate                                          10,105.3    10,005.5    10,005.5
                                                                ----------- ----------- -----------
          Total fixed maturity securities available-for-sale       15,377.3    15,294.0    15,294.0
                                                                ----------- ----------- -----------

Equity securities available-for-sale:
   Common stocks:
      Industrial, miscellaneous and all other                          84.9        92.9        92.9
   Non-redeemable preferred stock                                       --          --          --
          Total equity securities available-for-sale                   84.9        92.9        92.9
                                                                ----------- ----------- -----------

Mortgage loans on real estate, net                                  5,831.5                 5,786.3(1)
Real estate, net:
   Investment properties                                              219.3                   224.9(1)
   Acquired in satisfaction of debt                                    31.6                    29.9(1)
Policy loans                                                          519.6                   519.6
Other long-term investments                                            73.5                    73.8(2)
Short-term investments                                                416.0                   416.0
                                                                -----------             -----------
          Total investments                                     $  22,553.7             $  22,437.4
                                                                ===========             ===========

----------------
(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.



See accompanying independent auditors' report.

                                                                    SCHEDULE III

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       SUPPLEMENTARY INSURANCE INFORMATION
                                  (in millions)

   As of December 31, 1999, 1998 and 1997 and for each of the years then ended

----------------------------------  ----------------  ------------------  ---------------  ----------------- -------------
           Column A                      Column B          Column C          Column D           Column E       Column F
----------------------------------  ----------------  ------------------  ---------------  ----------------- -------------
                                        Deferred        Future policy                         Other policy
                                         policy        benefits, losses,      Unearned         claims and
                                       acquisition        claims and          premiums     benefits payable    Premium
            Segment                       costs         loss expenses            (1)               (1)         revenue
----------------------------------  ----------------  ------------------  ---------------  ----------------- ------------
1999: Variable Annuities                $   1,403.1         $     -                                             $     -
          Fixed Annuities                     397.2          16,077.3                                              26.8
          Life Insurance                      702.9           3,519.9                                             194.0
          Corporate and Other                  50.9           2,264.4                                                 -
                                           --------         ---------                                            ------
             Total                         $2,554.1         $21,861.6                                            $220.8
                                           ========         =========                                            ======

1998: Variable Annuities                $   1,247.9         $     -                                             $     -
          Fixed Annuities                     316.7          14,592.3                                              23.1
          Life Insurance                      574.2           3,173.9                                             176.9
          Corporate and Other                (116.6)          2,000.9                                                 -
                                           --------         ---------                                            ------
             Total                         $2,022.2         $19,767.1                                            $200.0
                                           ========         =========                                            ======

1997: Variable Annuities                   $1,018.4         $      -                                            $     -
          Fixed Annuities                     277.9          14,103.1                                              27.3
          Life Insurance                      472.9           2,683.4                                             178.1
          Corporate and Other                (103.8)          1,916.3                                                 -
                                           --------         ---------                                            ------
             Total                         $1,665.4         $18,702.8                                            $205.4
                                           ========         =========                                            ======

----------------------------------  ----------------  ------------------  ---------------  ----------------- ------------
           Column A                      Column G           Column H          Column I          Column J       Column K
----------------------------------  ----------------  ------------------  ---------------  ----------------- ------------
                                     Net investment   Benefits, claims,   Amortization of         Other
                                         income          losses and       deferred policy       operating      Premiums
            Segment                        (2)       settlement expenses acquisition costs     expenses(2)      written
----------------------------------  ----------------  ------------------  ---------------  ----------------- ------------

1999: Variable Annuities                $     (41.5)       $      2.2         $  162.8            $176.3
          Fixed Annuities                   1,134.5             859.2             49.7              91.8
          Life Insurance                      253.1             317.1             60.1             105.7
          Corporate and Other                 174.7             128.2              -                89.6
                                           --------          --------           ------            ------
             Total                         $1,520.8          $1,306.7           $272.6            $463.4
                                           ========          ========           ======            ======

1998: Variable Annuities                $     (31.3)       $      3.5           $123.9            $155.8
          Fixed Annuities                   1,116.6             847.6             44.2              85.2
          Life Insurance                      225.6             268.7             46.4             100.6
          Corporate and Other                 170.7             125.0              -                78.1
                                           --------          --------           ------            ------
             Total                         $1,481.6          $1,244.8           $214.5            $419.7
                                           ========          ========           ======            ======

1997: Variable Annuities                $     (26.8)       $      5.9         $   87.8            $142.5
          Fixed Annuities                   1,098.2             846.7             39.8              85.4
          Life Insurance                      184.9             227.5             39.6              93.9
          Corporate and Other                 152.9             114.7              -                63.1
                                           --------          --------           ------            ------
             Total                         $1,409.2          $1,194.8           $167.2            $384.9
                                           ========          ========           ======            ======

-------------
(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

See accompanying independent auditors' report.

                                                                     SCHEDULE IV

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                   REINSURANCE
                                  (in millions)

   As of December 31, 1999, 1998 and 1997 and for each of the years then ended

----------------------------------  --------------  ------------  ------------  --------  ---------------
           Column A                      Column B     Column C     Column D     Column E     Column F
----------------------------------  --------------  ------------- ------------  --------  ---------------
                                                                                             Percentage
                                                      Ceded to      Assumed                  of amount
                                          Gross         other      From other     Net         assumed
                                          amount      companies    Companies     amount       to net

1999:
  Life insurance in force           $  84,845.3     $  26,296.5     $   14.9   $  58,563.7       0.0%
                                    ===========     ===========     ========   ===========       ====

  Premiums:
    Life insurance                  $     242.2     $      22.6     $    1.2   $     220.8       0.6%
    Accident and health insurance         134.9           142.8          7.9          --         N/A
                                    -----------     -----------     --------   -----------       -----
        Total                       $     377.1     $     165.4     $    9.1   $     220.8       4.2%
                                    ===========     ===========     ========   ===========       ====

1998:
  Life insurance in force           $  63,215.9     $  17,413.4     $   28.0   $  45,830.5       0.1%
                                    ===========     ===========     ========   ===========       ====

  Premiums:
    Life insurance                  $     225.4     $      27.4     $    2.0   $     200.0       1.0%
    Accident and health insurance         169.7           179.4          9.7          --         N/A
                                    -----------     -----------     --------   -----------       -----
        Total                       $     395.1     $     206.8     $   11.7   $     200.0       5.8%
                                    ===========     ===========     ========   ===========       ====

1997:
  Life Insurance in force           $  52,648.4     $  13,678.7     $  289.7   $  39,259.4       0.7%
                                    ===========     ===========     ========   ===========       ====

  Premiums:
    Life insurance                  $     235.9     $      32.7     $    2.2   $     205.4       1.1%
    Accident and health insurance         261.2           272.6         11.4          --         N/A
                                    -----------     -----------     --------   -----------       -----
        Total                       $     497.1     $     305.3     $   13.6   $     205.4       6.6%
                                    ===========     ===========     ========   ===========       ====

--------------
Note:The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

See accompanying independent auditors' report.

                                                                      SCHEDULE V

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        VALUATION AND QUALIFYING ACCOUNTS
                                  (in millions)
                  Years ended December 31, 1999, 1998 and 1997

-----------------------------------------------------  -----------  -----------------------  ------------  ----------
                  Column A                             Column B             Column C          Column D     Column E
-----------------------------------------------------  -----------  -----------------------  ------------  ----------
                                                       Balance at   Charged to   Charged to                Balance at
                                                       beginning    costs and      other      Deductions    end of
Description                                            of period     expenses    accounts        (1)        period
-----------------------------------------------------  -----------  -----------  ----------  ------------  ----------

1999:
  Valuation allowances - fixed maturity securities       $   7.5     $  --        $  --        $   7.5     $ --
  Valuation allowances - mortgage loans on real estate      42.4         0.7          1.3(2)      --         44.4
  Valuation allowances - real estate                         5.4         0.9         --            0.8        5.5
                                                         -------     -------      -------      -------     ------
      Total                                              $  55.3     $   1.6      $   1.3      $   8.3     $ 49.9
                                                         =======     =======      =======      =======     ======
1998:
  Valuation allowances - fixed maturity securities       $  --       $   7.5      $  --        $  --       $  7.5
  Valuation allowances - mortgage loans on real estate      42.5        (0.1)        --           --         42.4
  Valuation allowances - real estate                        11.1        (5.7)        --           --          5.4
      Total                                              $  53.6     $   1.7      $  --        $  --       $ 55.3

1997:
  Valuation allowances - fixed maturity securities       $  --       $  16.2      $  --        $  16.2     $ --
  Valuation allowances - mortgage loans on real estate      51.0        (1.2)        --            7.3       42.5
  Valuation allowances - real estate                        15.2        (4.1)        --           --         11.1
      Total                                              $  66.2     $  10.9      $  --        $  23.5     $ 53.6

------------
(1) Amounts represent direct write-downs charged against the valuation allowance.
(2)  Allowance on acquired mortgage loans.

See accompanying independent auditors' report.

                                    APPENDIX

Example A

Assume that a variable annuity contract owner made a $10,000 allocation on the first day of a calendar quarter into a 5-year Guaranteed Period Option. The Specified Interest Rate at the time is 8% and the 5-year interest rate swap in effect for the specified interest rate is 8%. The contract owner decides to surrender the Guaranteed Period Option 985 days from maturity. The specified value of the Guaranteed Period Option is $11,937.69. At this time, the 3-year interest rate swap is 7%. (985/365.25 is 2.69 which rounds up to 3.)


                           [         1 + a         ]      [       d      ]
                            -----------------------        --------------
       MVA FACTOR =        [    1 + b + 0.0025     ]      [   365.25     ]


                           [       1 + 0.08        ]      [     985      ]
                            -----------------------        --------------
       MVA FACTOR =        [  1 + 0.07 + 0.0025    ]      [   365.25     ]


                              MVA FACTOR = 1.01897


     SURRENDER VALUE =            SPECIFIED VALUE        X         MVA FACTOR

     SURRENDER VALUE =               11,937.69           X         1.01897

                        *SURRENDER VALUE =  $12,164.16

*Assumes no contingent deferred sales charges are applicable.

Specified Value (for purposes of the Example) = the amount of the Guaranteed Period Option allocation ($10,000), plus interest accrued at the Specified Interest Rate (8%).

a= the Interest Rate Swap for a period equivalent to the Guaranteed Period at the time of deposit in the Guaranteed Period Option;

b= the Interest Rate Swap at the time of distribution for a period of time equivalent to the time remaining in the Guaranteed Period. In determining the number of years to maturity, any partial year will be counted as a full year, unless it would cause the number of years to exceed the Guaranteed Period; and

d=   The number of days remaining in the Guaranteed Period.

Example B

Assume contract owner made a $10,000 allocation on the first day of a calendar quarter into a 5-year Guaranteed Period Option. The specified interest rate at the time is 8% and the 5-year interest rate swap in effect for the specified interest rate is 8%. The variable annuity contract owner decides to surrender his money 985 days from maturity. The specified value of the Guaranteed Period Option is $11,937.69. At this time, the 3 year interest rate swap is 9%. (985/365.25 is 2.69 which rounds up to 3.)


                               [        1 + a          ]   [      d        ]
                                -----------------------     ---------------
MVA FACTOR =                   [    1 + b + 0.0025     ]   [    365.25     ]


                           [         1 + 0.08           ]     [     985      ]
                            ----------------------------       --------------
MVA FACTOR =               [     1 + 0.09 + 0.0025      ]     [   365.25     ]



                              MVA FACTOR = 0.96944

     SURRENDER VALUE =            SPECIFIED VALUE          X       MVA FACTOR

     SURRENDER VALUE =               11,937.69             X          0.96944

                          *SURRENDER VALUE = $11,572.91

*Assumes contingent deferred sales charges are applicable.

Specified Value (for purposes of the Example) = the amount of the Guaranteed Period Option allocation ($10,000), plus interest accrued at the Specified Interest Rate (8%).

a= the Interest Rate Swap for a period equivalent to the Guaranteed Period at the time of deposit in the Guaranteed Period Option;

b= the Interest Rate Swap at the time of distribution for a period of time equivalent to the time remaining in the Guaranteed Period. In determining the number of years to maturity, any partial year will be counted as a full year, unless it would cause the number of years to exceed the Guaranteed Period; and

d=   The number of days remaining in the Guaranteed Period.

The table set forth below illustrates the impact of a Market Value Adjustment applied upon a full surrender of a 10 year Guaranteed Period Option allocation, at various stages of the corresponding Guaranteed Period. These figures are based on Interest Rate Swap of 8% (a in the Market Value Adjustment formula) and varying current yield Interest Rate Swap shown in the first column (b in the Market Value Adjustment formula).


                     TIME REMAINING TO THE
                     END OF THE GUARANTEED    SPECIFIED VALUE    MARKET VALUE         MARKET
  CURRENT YIELD             PERIOD                                ADJUSTMENT          VALUE
          12%                  9              $ 10,800.00           -29.35%           $7,631
                               7              $ 12,597.00           -23.68%           $9,615
                               5              $ 14,693.00           -17.55%          $12,114
                               2              $ 18,509.00            -7.43%          $17,134
                             180              $ 20,785.00            -1.88%          $20,393

          10%                  9              $ 10,800.00           -16.94%           $8,971
                               7              $ 12,597.00           -13.44%          $10,904
                               5              $ 14,693.00            -9.80%          $13,254
                               2              $ 18,509.00            -4.04%          $17,761
                             180              $ 20,785.00            -1.01%          $20,575

           9%                  9              $ 10,800.00            -9.84%           $9,737
                               7              $ 12,597.00            -7.74%          $11,622
                               5              $ 14,693.00            -5.59%          $13,871
                               2              $ 18,509.00            -2.28%          $18,088
                             180              $ 20,785.00            -0.57%          $20,667

           8%                  9              $ 10,800.00            -2.06%          $10,578
                               7              $ 12,597.00            -1.61%          $12,395
                               5              $ 14,693.00            -1.15%          $14,524
                               2              $ 18,509.00            -0.46%          $18,424
                             180              $ 20,785.00            -0.11%          $20,761

           7%                  9              $ 10,800.00             6.47%          $11,499
                               7              $ 12,597.00             5.00%          $13,227
                               5              $ 14,693.00             3.55%          $15,214
                               2              $ 18,509.00             1.40%          $18,769
                             180              $ 20,785.00             0.34%          $20,857

           6%                  9              $ 10,800.00            15.84%          $12,511
                               7              $ 12,597.00            12.11%          $14,123
                               5              $ 14,693.00             8.51%          $15,944
                               2              $ 18,509.00             3.32%          $19,124
                             180              $ 20,785.00             0.81%          $20,953

           4%                  9              $ 10,800.00            37.45%          $14,844
                               7              $ 12,597.00            28.07%          $16,132
                               5              $ 14,693.00            19.33%          $17,533
                               2              $ 18,509.00             7.32%          $19,865
                             180              $ 20,785.00             1.76%          $21,150